As filed with the U.S. Securities and Exchange Commission on August 11, 2015

1933 Act File No. 333-205540
1940 Act File No. 811-22974

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 2

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 12

EAGLE POINT CREDIT COMPANY INC.

(Exact name of Registrant as specified in charter)

20 Horseneck Lane
Greenwich, CT 06830

(Address of Principal Executive Offices)

(203) 340-8500

(Registrant’s telephone number, including Area Code)

Thomas P. Majewski
20 Horseneck Lane
Greenwich, CT 06830

(Name and address of agent for service)

Copies of Communications to:

Thomas J. Friedmann Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110 (617) 728-7120	Anna T. Pinedo Morrison & Foerster LLP 250 West 55th Street New York, New York 10019 (212) 468-8179

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)
Notes	$1,000,000	$116.20

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Includes the underwriter’s option to purchase additional notes.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Preliminary Prospectus Dated August 11, 2015

PRELIMINARY PROSPECTUS

$

Eagle Point Credit Company Inc.

  % Notes due 2020

We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other securities and instruments that are related to these investments or that our investment adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments.

Eagle Point Credit Management LLC, our investment adviser, manages our investments subject to the supervision of our board of directors. As of June 30, 2015, Eagle Point Credit Management LLC had approximately $1 billion of assets under management for investment in CLO securities and related investments, including capital commitments that were undrawn as of such date. Eagle Point Administration LLC, an affiliate of our investment adviser, serves as our administrator.

We are offering $         in aggregate principal amount of   % notes due 2020, or the “Notes.” The Notes will mature on August   , 2020 and 100% of the aggregate principal amount will be paid at maturity. The Notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. We will pay interest on the Notes on February 28 (or 29 in the case of a leap year) and August 31 of each year, beginning on February 29, 2016. We may redeem the Notes in whole or in part at any time or from time to time at our sole option, at the redemption price set forth under the caption “Description of the Notes — Optional Redemption” in this prospectus. Holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date. If we fail to maintain asset coverage, as defined in the 1940 Act, of at least 300%, we will be required to redeem an aggregate, principal amount of securities issued under our indenture (which at our discretion may include any number or portion of the Notes) that, when combined with any preferred stock redeemed for failure to maintain the asset coverage required for preferred stock, (1) results in us having asset coverage of at least 300% or (2) if smaller, the maximum aggregate principal amount of such securities that can be redeemed out of funds legally available for such redemption.

The Notes will be our direct unsecured obligations and will rank equal in right of payment with any other indebtedness that we may incur in the future. The Notes will be effectively subordinated, or junior in right of payment, to any future secured indebtedness that we may incur and structurally subordinated to all future indebtedness and other obligations of our subsidiaries. We do not intend to list the Notes on any securities exchange and a liquid trading market may not develop for the Notes. Thus, an investment in the Notes may not be suitable for investors who may need the money they invest in a specified timeframe.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any Notes, you should read the discussion of the principal risks of investing in the Notes, which are summarized in “Risk Factors” beginning on page 16 of this prospectus.

This prospectus contains important information you should know before investing in the Notes. Please read and retain this prospectus for future reference. This prospectus, and other materials containing additional information about us have been filed with the U.S. Securities and Exchange Commission, or the “SEC.” You may request a free copy of this prospectus or any other information filed with the SEC, by calling (202) 551-8090, by electronic mail at publicinfo@sec.gov or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102. Information relating to the SEC’s public reference room may be obtained by calling the SEC at (202) 551-8090. We file annual and semi-annual stockholder reports, proxy statements and other information with the SEC. To obtain this information electronically or make other inquiries pertaining to us, please visit our website (www.eaglepointcreditcompany.com) or call (844) 810-6501 (toll-free). You may also obtain a copy of any information regarding us filed with the SEC from the SEC’s website (www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note		Total
Public offering price		$1,000	$
Sales load (underwriting discounts and commissions)(1)	$		$
Proceeds to us (before expenses)(2)	$		$

(1)	See “Underwriting” for additional disclosure regarding the underwriting discounts and commissions and other expenses payable to the underwriter by us.
(2)	Total offering expenses payable by us, excluding sales load, are estimated to be $ .

The underwriter may also exercise its option to purchase up to an additional $         aggregate principal amount of Notes from us at the public offering price, less the underwriting discount, for 30 days after the date of this prospectus to cover over-allotments, if any. If the underwriter exercises this option in full, the total underwriting discount will be $        , and total proceeds, before expenses, will be $        .

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

The underwriter expects to deliver the Notes in book-entry form through The Depository Trust Company on or about            , 2015.

Incapital

The date of this prospectus is            , 2015

* * * * * *

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Our business, financial condition and results of operations may have changed since the date of this prospectus. We will notify holders of the Notes promptly of any material change to this prospectus during the period in which we are required to deliver the prospectus.

i

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It is not complete and may not contain all the information that is important to a decision to invest in the Notes. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms:

•	“Eagle Point Credit Company,” the “Company,” “we,” “us” and “our” refer to Eagle Point Credit Company Inc., a Delaware corporation, and its consolidated subsidiaries or, for periods prior to our conversion to a corporation, Eagle Point Credit Company LLC, a Delaware limited liability company;
•	“Eagle Point Credit Management” and “Adviser” refer to Eagle Point Credit Management LLC, a Delaware limited liability company;
•	“Eagle Point Administration” and “Administrator” refer to Eagle Point Administration LLC, a Delaware limited liability company; and
•	“Risk-adjusted returns” refers to the profile of expected asset returns across a range of potential macroeconomic scenarios, and does not imply that a particular strategy or investment should be considered low-risk.

On October 6, 2014, we converted from a Delaware limited liability company into a Delaware corporation. In this conversion, Eagle Point Credit Company Inc. succeeded to the business of Eagle Point Credit Company LLC.

Eagle Point Credit Company

We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” commencing with our tax year ended November 30, 2014.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Below investment grade and unrated securities are also sometimes referred to as “junk” securities. These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our securityholders. See “Business.”

In the primary CLO market (i.e., acquiring securities at the inception of a CLO), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period. In the secondary CLO market (i.e., acquiring existing CLO securities), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns.

The Adviser pursues a differentiated strategy within the CLO market focused on:

•	proactive sourcing and identification of investment opportunities;
•	utilization of the Adviser’s methodical and rigorous investment analysis and due diligence process;
•	active involvement at the CLO structuring and formation stage; and

•	taking, in many instances, significant stakes in CLO equity and junior debt tranches.

We believe that the Adviser’s direct and often longstanding relationships with CLO collateral managers, its CLO structural expertise and its relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO opportunities.

When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence the CLO’s key terms and conditions. In particular, the Adviser believes that, although typically exercised only a minority of the time in the Adviser’s experience, the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly, or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “Business — Other Investment Techniques — Co-Investment with Affiliates.”

We seek to construct a portfolio of CLO securities that provides varied exposure across a number of key categories, including:

•	number of borrowers underlying each CLO;
•	industry type of a CLO’s underlying borrowers;
•	number and investment style of CLO collateral managers; and
•	CLO vintage period.

The Adviser has a long-term investment horizon and invests primarily with a buy-and-hold mentality. However, on an ongoing basis, the Adviser actively monitors each investment and may sell positions if circumstances change from the time of investment or if the Adviser believes it is in our best interest to do so.

Portfolio

As of June 30, 2015, we estimate that 89.9% of our investments were in equity tranches of CLOs 2.7% in debt tranches and 7.4% were in loan accumulation facilities. These investments had 20 different CLO collateral managers and an aggregate fair value of $257.2 million. Below is an unaudited summary description of our portfolio investments as of June 30, 2015:

Number of unique underlying borrowers	1,048
Largest exposure to any individual borrower	0.87%
Average individual borrower exposure	0.10%
Aggregate exposure to 10 largest borrowers	6.74%
Aggregate exposure to senior secured loans	96.96%
Weighted average stated spread	3.98%
Weighted average LIBOR floor	0.96%
Weighted average percentage of floating rate loans with LIBOR floors	98.65%
Weighted average credit rating of underlying collateral	B+/B
Weighted average junior OC cushion	4.96%
Weighted average market value of underlying collateral	98.81%
Weighted average maturity of underlying collateral	5.4 years
U.S. dollar currency exposure	100%

Initial Public Offering

In October 2014, we priced our initial public offering, selling 5,155,301 shares of our common stock at a public offering price of $20.00 per share. As a result of our initial public offering, we received net proceeds of approximately $102.1 million after payment of underwriting discounts and commissions and estimated offering expenses. Since our initial public offering, we have declared three quarterly distributions on our common stock (paid on January 26, 2015, April 30, 2015 and July 31, 2015, respectively). These distributions represent a 12% annualized rate based on the price of our common stock in our initial public offering and, given the proximity of the distributions to our initial public offering and the fact that we were ramping up our investment program during the applicable periods, we estimate that 45%, 32% and 22%, respectively, of such distributions represented a return of capital. A return of capital would reduce a stockholder’s adjusted tax basis in its shares of our common stock for U.S. federal income tax purposes, which may result in a higher tax liability when the shares are sold.

Eagle Point Credit Management

Eagle Point Credit Management, our investment adviser, manages our investments subject to the supervision of our board of directors. An affiliate of the Adviser, Eagle Point Administration, performs, or arranges for the performance of, our required administrative services. For a description of the fees and expenses that we pay to the Adviser and Administrator, see “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” and “— The Administrator and the Administration Agreement.”

The Adviser is registered as an investment adviser with the SEC and, as of June 30, 2015, had approximately $1 billion of assets under management for investment in CLO securities and related investments, including capital commitments that were undrawn as of such date. The Adviser was established in November 2012 by Thomas P. Majewski and Stone Point Capital LLC, or “Stone Point,” as investment manager of Trident V, L.P. and related investment vehicles, which we refer to collectively as the “Trident V Funds.” Stone Point, an investment adviser registered with the SEC, is a specialized private equity firm focused exclusively on the financial services industry. Since its inception, Stone Point (including a predecessor entity) has raised six private equity funds with aggregate committed capital of approximately $13 billion. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. In addition, the Adviser’s “Senior Investment Team” holds an indirect ownership interest in the Adviser. The Adviser is governed by a board of directors, which is comprised of Mr. Majewski and certain principals of Stone Point. See “The Adviser and the Administrator.”

The Adviser’s Senior Investment Team is led by Mr. Majewski, Managing Partner of the Adviser, and is also comprised of Daniel W. Ko, Portfolio Manager, and Daniel M. Spinner, Portfolio Manager. The Senior Investment Team is primarily responsible for our day-to-day management and the implementation of our investment strategy and process.

Each member of the Senior Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his career and has built relationships with key market participants, including CLO collateral managers, investment banks and investors. Members of the Senior Investment Team have been involved in the CLO market as:

•	the head of the CLO business at various investment banks;
•	a lead CLO structurer and collateralized debt obligation, or “CDO,” workout specialist at an investment bank;
•	a CLO equity and debt investor;
•	a principal investor in CLO collateral management firms; and
•	a lender and mergers and acquisitions adviser to CLO collateral management firms.

We believe that the complementary, yet highly specialized, skill set of each member of the Senior Investment Team provides the Adviser with a competitive advantage in its CLO-focused investment strategy. See “The Adviser and the Administrator — Portfolio Managers.”

CLO Overview

Our investment portfolio is comprised primarily of investments in the equity and junior debt tranches of CLOs. The CLOs that we target are securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically three to five years). In cash flow CLOs, which are the type of CLOs we target, the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt instruments in the form of multiple, primarily floating rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s Investor Service, Inc., or “Moody’s,” Standard & Poor’s Rating Group, or “S&P,” and/or Fitch, Inc., or “Fitch.” The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO. Below investment grade and unrated securities are sometimes referred to as “junk” securities.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is a hypothetical structure, and the structure of CLOs in which we invest may vary substantially from the example set forth below. Please see “Business — CLO Overview” for a more detailed description of a CLO’s typical structure and key terms and conditions including its priority-of-payment schedules.

Since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 to 12 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt.

Depending on the Adviser’s assessment of market conditions, our investment focus may vary from time to time between CLO equity and CLO debt investments.

We believe that CLO equity has the following attractive fundamental attributes:

•	Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to U.S. public equity markets.
•	Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions: Relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows (often in excess of 20% per annum of face value) during the early years of a CLO’s life.

•	Expected protection against rising interest rates: Since a CLO’s asset portfolio is typically comprised principally of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates after the London Interbank Offered Rate, or “LIBOR,” has increased above the average LIBOR floor on a CLO’s assets. However, CLO equity is still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with CLO equity, see “Risk Factors — Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “Business — CLO Overview.”
•	Expected low-to-moderate correlation with fixed income and equity markets: Given that CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities. In addition, because CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral if the respective CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. equity markets.

CLO securities are also subject to a number of risks as discussed elsewhere in this “Prospectus Summary” section and in more detail in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•	Specialist in CLO securities with a proven track record. The Adviser focuses exclusively on CLO securities and related investments. Each member of the Senior Investment Team is a CLO specialist who has been involved with the CLO market for the majority of his career and brings a distinct and complementary skill set that the Adviser believes is necessary for our success. We believe that the combination of the Adviser’s broad and often longstanding relationships with CLO collateral managers and our relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO market opportunities.
•	Deep CLO structural experience and expertise. Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers. The Adviser believes that the initial structuring of a CLO is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures.
•	Methodical and rigorous investment process. The objective of the Adviser’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market generally. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. The Adviser believes that its investment and security selection process, with its strong emphasis on assessing the skill of the CLO collateral manager and analyzing the structure of the CLO, differentiates its approach to investing in CLO securities. See “Business — Investment Process.”
•	Efficient vehicle for gaining exposure to CLO equity. We believe that we are structured as an efficient vehicle for investors to gain exposure to CLO securities and related investments. Based on our long-term stable capital, the Adviser can focus principally on managing the portfolio and maximizing long-term risk-adjusted returns. We believe that our closed-end structure enables the Adviser to effectively implement our primarily long-term buy-and-hold investment philosophy.
•	Alignment of Interests. As of July 30, 2015, the Trident V Funds, which are managed by Stone Point (an affiliate of the Adviser), held 55.1% of the outstanding shares of our voting securities, and the Adviser and the Senior Investment Team held an aggregate of 1.3% of the outstanding shares of our voting securities. See “Control Persons and Principal Stockholders.” Their significant holdings in our common stock and our preferred stock align the interests of the Adviser and the Senior Investment Team with ours. In addition, our fee structure includes an incentive fee component whereby we pay the Adviser an incentive fee only if our net income exceeds a hurdle rate. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee.”

Our Structure

We were organized as Eagle Point Credit Company LLC, a Delaware limited liability company, on March 24, 2014 and converted into a Delaware corporation on October 6, 2014. We have two wholly owned subsidiaries: (1) Eagle Point Credit Company Sub LLC and (2) Eagle Point Credit Company Sub (Cayman) Ltd., or the “Cayman Subsidiary.” We generally gain access to certain newly issued Regulation S securities through the Cayman Subsidiary. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through offerings made pursuant to Regulation S of the Securities Act of 1933, as amended, or the “Securities Act.” Both of our subsidiaries are advised by the Adviser pursuant to the investment advisory agreement, or the “Investment Advisory Agreement,” between us and the Adviser. The following chart reflects our organizational structure and our relationship with our investment adviser and administrator as of the date of this prospectus:

Financing and Hedging Strategy

Leverage by the Company.  We may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. After giving effect to the issuance of the Notes in this offering, we anticipate that leverage, including the Notes and our 7.75% Series A Term Preferred Stock due 2022, or the “Series A Term Preferred Stock,” will represent approximately    % of our total assets (as determined immediately before taking such leverage into account). We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing, including the Notes), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Series A Term Preferred Stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

Subject to the limitations under the 1940 Act, after the issuance of the Notes, we may incur additional leverage opportunistically or not at all and may choose to increase or decrease our leverage. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, and our leverage strategy may not be successful. Any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. Accordingly, the more leverage is employed, the more likely a substantial change will occur in our net asset value, or “NAV.” See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

Derivative Transactions.  From time to time we may engage in “Derivative Transactions,” as described below. To the extent we engage in Derivative Transactions, we expect to do so for hedging purposes and not for speculative purposes, although we may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. In particular, we may use Derivative Transactions to hedge against interest rate and/or credit risks. No assurance can be given that our hedging strategy and our use of derivatives will be successful. Successful use of Derivatives Transactions is subject to the ability of the Adviser, among other things, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. If the Adviser is incorrect in its forecasts of default risks, liquidity risk, counterparty risk, market spreads or other applicable factors, our investment performance would diminish compared with what it would have been if these hedging techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a derivative position may fail to correlate or correlate imperfectly with the price of the asset or liability being protected. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” Our use of Derivative Transactions, if any, will generally be deemed to create leverage for us and involves significant risks. See “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or derivative transactions in which we participate.”

Operating and Regulatory Structure

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our tax year ended on November 30, 2014.

Our investment activities are managed by the Adviser and supervised by our board of directors. Under the Investment Advisory Agreement, we have agreed to pay the Adviser an annual base management fee based on our “Total Equity Base” as well as an incentive fee based on our “Pre-Incentive Fee Net Investment Income.” See “The Adviser and The Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee.” We have also entered into an administration agreement, which we refer to as the “Administration Agreement,” under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “The Adviser and the Administrator — The Administrator and the Administration Agreement.”

Conflicts of Interest

The Adviser is affiliated with other entities engaged in the financial services business. In particular, the Adviser is affiliated with Stone Point, and certain members of the Adviser’s board of managers are principals of Stone Point. Pursuant to certain management agreements, Stone Point has received delegated authority to act as the investment manager of the Trident V Funds. As of July 30, 2015, the Trident V Funds held approximately 55.1% of the outstanding shares of our voting securities. The Trident V Funds also hold a controlling interest in the Adviser. The Trident V Funds and other private equity funds managed by Stone Point invest in financial services companies. These relationships may cause the Adviser’s or certain of its affiliates’ interests to diverge from our interests. In addition, our executive officers and directors, as well as the current and future members of the Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. See “Conflicts of Interest.”

In order to address such conflicts of interest, we have adopted a code of ethics. Similarly, the Adviser has separately adopted a code of ethics and certain compliance policies and procedures, including investment allocation policies and procedures. The Adviser’s code of ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Pursuant to its investment allocation policies and procedures, the Adviser seeks to allocate investment opportunities among the accounts it manages in a manner that is fair and equitable over time. However, there is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it. Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law. See “Conflicts of Interest — Code of Ethics and Compliance Procedures.”

Co-Investment with Affiliates.  In certain instances, we may co-invest on a concurrent basis with other accounts managed by the Adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. We have been granted exemptive relief by the SEC that permits us to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, subject to certain conditions including (i) that a majority of our directors who have no financial interest in the transaction and a majority of our directors who are not interested persons, as defined in the 1940 Act, approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

Summary Risk Factors

The value of our assets, as well as the market price of the Notes, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Notes. An investment in the Notes may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that returns, if any, on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.

The following is a summary of certain principal risks of an investment in us. See “Risk Factors” for a more complete discussion of the risks of investing in the Notes, including certain risks not summarized below.

•	Limited Operating History. We are a recently organized, non-diversified, closed-end management investment company with limited operating history as such.
•	Management Risk. Other than us, the Adviser has never previously managed a registered closed-end investment company.
•	Key Personnel Risk. We are dependent upon the key personnel of the Adviser for our future success.
•	Conflicts of Interest Risk. Our executive officers and directors, and the Adviser and its officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. See “Conflicts of Interest.”

•	Incentive Fee Risk. Our incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts our performance. In view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to a general increase in interest rates.
•	First Loss Risk of CLO Equity and Subordinated Securities. CLO equity and junior debt securities that we may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. Though not exclusively, we will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which we are invested.
•	High Yield Investment Risks. The CLO equity and junior debt securities that we acquire are typically unrated or rated below investment grade and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.
•	Risks of Investing in CLOs and Other Structured Finance Securities. CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.
•	Leverage Risk. The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify our risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities in which we are currently invested and in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.
•	Credit Risk. If (1) a CLO in which we invest, (2) an underlying asset of any such CLO or (3) any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV and/or market price may be adversely impacted.
•	Interest Rate Risk. The price of certain of our investments may be significantly affected by changes in interest rates. As of the date of this prospectus, interest rates in the United States are at, or near, historic lows, which may increase our exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinarily accommodative monetary policy initiatives, the effect of which is impossible to predict with certainty.
•	Prepayment Risk. The assets underlying the CLO securities in which we invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.

•	Fair Valuation of Our Portfolio Investments. Typically, there will not be a public market for the type of investments we target. As a result, we value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments.
•	Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. We can offer no assurances that sufficient investment opportunities for our capital will be available.
•	Non-Diversification Risk. We are a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act.
•	Market Risks. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, impair the availability of suitable investment opportunities for us and negatively affect our business.
•	Loan Accumulation Facilities Risk. Potential investments in loan accumulation facilities — which are short to medium term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of such CLO — may expose us to market, credit and leverage risks. In particular, in the event a planned CLO is not consummated, or the loans held in a loan accumulation facility are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks.
•	Currency Risk. Although we primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.
•	Hedging Risks. Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks.
•	Reinvestment Risks. CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. The need for a CLO collateral manager to satisfy the CLO’s covenants may require the CLO collateral manager to purchase substitute assets at a lower yield than those initially acquired or require that the sale proceeds be maintained temporarily in cash, either of which may reduce the yield that the CLO collateral manager is able to achieve, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.
•	Tax Risks. If we fail to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for payments to the holders of the Notes and for distributions, and the amount of such distributions, to our stockholders.
•	Liquidity Risks. To the extent we invest in illiquid instruments, we would not be able to sell such investments at prices that reflect our assessment of their fair value or the amount paid for such investments by us.
•	Derivatives Risks. Derivative instruments in which we may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by more traditional instruments. A small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of derivative transactions, we could lose the entire amount of our investment; in other types of derivative transactions the potential loss is theoretically unlimited.
•	Counterparty Risks. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses
•	Risks of Investing in the Notes. The Notes will be effectively subordinated to any secured indebtedness that we may incur in the future and structurally subordinated to the indebtedness and other liabilities of our subsidiaries. The indenture under which the Notes will be issued will only contain limited protection for holders of the Notes. Additionally, the Notes are a new issue of debt securities for which currently there is no trading market and you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

Recent Developments

Our estimated NAV per share of our common stock as of June 30, 2015 was $18.62.

Preferred Stock Offering

In May 2015, we issued and sold 1,600,000 shares of the Series A Term Preferred Stock pursuant to an underwritten public offering, from which we received net proceeds of approximately $38.1 million after payment of underwriting discounts and commissions and offering expenses. In June 2015, the underwriters partially exercised the overallotment option granted to them in connection with the offering and purchased an additional 218,000 shares of the Series A Term Preferred Stock, from which we received approximately $5.2 million in additional net proceeds after payment of underwriting discounts and commissions.

Distributions

On May 20, 2015, we declared the initial distribution on shares of the Series A Term Preferred Stock of $0.23142361 per share which was paid on June 30, 2015 to holders of record as of June 15, 2015.

On June 1, 2015, we declared a quarterly distribution on shares of our common stock of $0.60 per share which was paid on July 31, 2015 to holders of record as of June 30, 2015.

On July 1, 2015, we declared three monthly distributions on shares of the Series A Term Preferred Stock of $0.161459 per share. The first of the distributions was paid on July 31, 2015 to holders of record as of July 15, 2015. The additional distributions are payable on each of August 31, 2015 and September 30, 2015 to holders of record as of August 17, 2015 and September 15, 2015, respectively.

Our Corporate Information

Our offices are located at 20 Horseneck Lane, Greenwich, CT 06830, and our telephone number is (203) 340-8500.

THE OFFERING

Issuer
Eagle Point Credit Company Inc.
Title of the securities
% Notes due 2020
Aggregate principal amount offered
$
Over-allotment option
The underwriter may also purchase from us up to an additional $ aggregate principal amount of Notes to cover over-allotments, if any, within 30 days of the date of this prospectus.
Initial public offering price
100% of the aggregate principal amount
Denominations
We will issue the Notes in denominations of $1,000 and integral multiples of $1,000 in excess thereof.
Principal payable at maturity
100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the trustee for the Notes or at such other office in New York City as we may designate.
Interest
% per year, payable every February 28 (or 29 in the case of a leap year) and August 31, commencing February 29, 2016. If an interest payment date is a non-business day, the applicable interest payment will be made on the next business day, and no additional interest will accrue as a result of such delayed payment.
Regular record dates for interest
Each February 15 and August 15, beginning February 15, 2016
Day count basis
360-day year of twelve 30-day months
Original issue date
, 2015
Stated maturity date
August , 2020
Specified currency
U.S. Dollars
Interest periods
The initial interest period will be the period from and including , 2015, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
Ranking of Notes
The Notes will be our direct unsecured obligations and will rank:
• pari passu with existing and future unsecured indebtedness;

•

effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured, but to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; and

• structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles or similar facilities.

Business days
Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.
Optional redemption
The Notes may be redeemed in whole or in part at any time or from time to time at our option upon not less than 30-days’ nor more than 60-days’ written notice by mail prior to the date fixed for redemption thereof, at the redemption price set forth under the caption “Description of the Notes — Optional Redemption.”
Redemption for asset coverage
If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) with respect to securities issued under the indenture which governs the Notes of at least 300% as of the close of business on the last business day of any calendar quarter and such failure is not cured by the close of business on the date that is 30 calendar days following the filing date of our Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Quarterly Report on Form N-Q, as applicable, for that quarter, or the “Asset Coverage Cure Date,” then we will be required to redeem, within 90 calendar days of the Asset Coverage Cure Date, an aggregate principal amount of securities issued under the indenture (which in our discretion may include any number or portion of the Notes) that, when combined with any preferred stock redeemed for failure to maintain the asset coverage required for preferred stock, (1) results in us having asset coverage of at least 300% or (2) if smaller, the maximum aggregate principal amount of such securities that can be redeemed out of funds legally available for such redemption. In connection with any redemption for failure to maintain such asset coverage, we may, in our sole option, redeem such additional securities that will result in asset coverage up to and including 385%. See “Description of the Notes — Redemption for Asset Coverage.”
Sinking fund
The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity).
Repurchase at the option of the holder
Holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.
Defeasance
The Notes are subject to legal and covenant defeasance by us. See “Description of the Notes — Defeasance.”
Form of Notes
The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or “DTC,” or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent
American Stock Transfer & Trust Company, LLC.
Events of default
If an event of default (as described herein under “Description of the Notes — Events of Default”) on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to the conditions set forth in the indenture.
Other covenants
In addition to the covenants described in this prospectus, the following covenants will apply to the Notes:
• we agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) or Section 18(a)(1)(B) of the 1940 Act or any successor provisions.

•

if, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 60 days of our fiscal year end, and unaudited interim consolidated financial statements, within 60 days of our second fiscal quarter end. All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles, or “GAAP.”

No established trading market
The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Although the underwriter has informed us that it intends to make a market in the Notes, it is not obligated to do so, and may discontinue any such market at any time without notice. Accordingly, we cannot assure you that a liquid market for the Notes will develop or be maintained.
Use of proceeds
We intend to use the net proceeds from the sale of the Notes to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. See “Use of Proceeds.”

Additional information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act, which contains additional information about us and the Notes being offered by this prospectus. We file periodic reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at Eagle Point Credit Company Inc., Attention: Investor Relations, by telephone at (844) 810-6501, or on our website at www.eaglepointcreditcompany.com.

RISK FACTORS

Investing in the Notes involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in the Notes. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the price of the Notes could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have limited operating history as a closed-end investment company.

We are a recently organized, non-diversified, closed-end management investment company with limited operating history. As a result, we do not have significant financial information on which you can evaluate an investment in us or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially or become worthless. We currently anticipate that it will take approximately two to six months to invest substantially all of the net proceeds of this offering in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments.

In addition, we are the only registered closed-end investment company that the Adviser has ever managed.

Our investment portfolio is recorded at fair value, with our board of directors having final responsibility for overseeing, reviewing and accepting, in good faith, our estimate of fair value. As a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our board of directors having final responsibility for overseeing, reviewing and accepting, in good faith, our estimate of fair value. Typically, there will not be a public market for the type of investments we target. As a result, we will value these securities at least quarterly based on relevant information compiled by the Adviser and third-party pricing services (when available), and with the oversight, review and acceptance by our board of directors.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree subjective and dependent on a valuation process approved and overseen by our board of directors. Certain factors that may be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments will also be based, in part, upon third party valuation models which take into account various market inputs. Investors should be aware that the models, information and/or underlying assumptions utilized by us or such models will not always allow us to correctly capture the fair value of an asset. Because such valuations, and particularly valuations of private securities like those we hold, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments.

Our financial condition and results of operations depend on the Adviser’s ability to effectively manage and deploy capital.

Our ability to achieve our investment objectives depends on the Adviser’s ability to effectively manage and deploy capital, which depends, in turn, on the Adviser’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objectives on a cost-effective basis is largely a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could adversely impact our ability to pay dividends. In addition, because the trading methods employed by the Adviser on our behalf are proprietary, stockholders will not be able to determine details of such methods or whether they are being followed.

We are reliant on Eagle Point Credit Management continuing to serve as the Adviser.

The Adviser will manage our investments. Consequently, our success will depend, in large part, upon the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. Our success is dependent upon the services of the Adviser and, in particular, Thomas P. Majewski. We can offer no assurance that such services will be available for any length of time. Furthermore, the incapacity of Mr. Majewski could have a material and adverse effect on our performance. In addition, we can offer no assurance that the Adviser will continue indefinitely as our investment adviser.

The Adviser has the right to resign on 90 days’ notice, and we would not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right, under the Investment Advisory Agreement, to resign at any time upon 90 days’ written notice, whether we have found a replacement or not. If the Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 90 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations, as well as our ability to make distributions to our stockholders and payments to the holders of the Notes, are likely to be adversely affected and the market price of our securities may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives would likely result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our success will depend on the ability of the Adviser to attract and retain qualified personnel in a competitive environment.

Our growth will require that the Adviser retain and attract new investment and administrative personnel in a competitive market. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, with which it will compete for experienced personnel have greater resources than does the Adviser.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the Adviser and its officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s investment team are and may in the future become affiliated with entities engaged in business activities similar to those we intend to conduct, and may have conflicts of interest in allocating their time. Moreover, each member of the Senior Investment Team is engaged in other business activities which divert their time and attention. The professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Conflicts of Interest.”

Our incentive fee structure may incentivize the Adviser to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so.

The incentive fee payable by us to the Adviser may create an incentive for the Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to the Adviser is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage the Adviser to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

A general increase in interest rates may have the effect of making it easier for the Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement with Eagle Point Credit Management, any general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser. This risk is more acute in a low interest rate environment, such as the one we are in now. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in the Adviser’s income incentive fee resulting from such a general increase in interest rates.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss or with respect to investment income that we have accrued but not received.

The Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our NAV, decreases in our NAV make it easier to achieve the performance threshold. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, we may be required to pay the Adviser an incentive fee with respect to investment income which we accrue but as to which we do not receive cash.

The Adviser may not be able to achieve the same or similar returns as those achieved by the Senior Investment Team while managing other portfolios.

Although the Senior Investment Team has experience managing other investment portfolios, including accounts using investment objectives, investment strategies and investment policies similar to ours, we cannot assure you that we will be able to achieve the results realized by any other vehicles managed by the Senior Investment Team.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, our results for any period should not be relied upon as being indicative of our results in future periods.

Our board of directors may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.

Our board of directors will have the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our securities. However, the effects of any such changes could adversely impact our ability to pay dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to maintain our RIC status for U.S. federal income tax purposes.

Although we have elected to be treated as a RIC under Subchapter M of the Code beginning with our 2014 tax year, and intend to qualify as a RIC in each of our succeeding tax years, we can offer no assurance that we will be able to maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet certain annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage requirements under the 1940 Act and may be subject to financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each tax year from dividends, interest, gains from the sale of our securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our tax year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par. Such discounts will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we have not yet, and may not ever, receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC.

A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

We may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which we invest or operate, including conditions affecting interest rates and the availability of credit. Unexpected volatility, illiquidity, governmental action, currency devaluation or other events in the global markets in which we directly or indirectly hold positions could impair our ability to carry out our business and could cause us to incur substantial losses. These factors are outside our control and could adversely affect the liquidity and value of our investments, and may reduce our ability to make attractive new investments.

In particular, economic and financial market conditions significantly deteriorated for a significant part of the past decade as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. Although certain financial markets have improved, to the extent economic conditions experienced over the last several years recur, they may adversely impact our investments. Low interest rates related to monetary stimulus and economic stagnation may also negatively impact our returns on investments. Trends and historical events do not imply, forecast or predict future events, and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

We may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.

If the value of our assets declines substantially, we may fail to maintain the asset coverage imposed upon us by the 1940 Act. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” and “Regulation as a Closed-End Management Investment Company.” Any such failure would affect our ability to issue additional preferred stock and other senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to obtain debt financing. For example, we cannot be certain that we would be able to obtain borrowing facilities on commercially reasonable terms, if at all. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have previously reduced or ceased lending to borrowers. This type of market turmoil and tightening of credit could lead to increased market volatility and widespread reduction of business activity generally, thereby limiting our investment opportunities.

If we are unable to access the capital markets or obtain debt financing on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of those activities. If we are unable to repay amounts outstanding under any borrowing facility we may in the future obtain, and are declared in default or are unable to renew or refinance any such facility, we would not be able to make new investments or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral that they hold.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities (including debt securities, preferred stock and/or borrowings from banks or other financial institutions); provided we meet certain asset coverage requirements (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock). See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” for details concerning how asset coverage is calculated. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness (including by redeeming shares of the Series A Term Preferred Stock or Notes), at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders.

We are not generally able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then current NAV per share if our board of directors determines that such sale is in our best interests and holders of a majority of the shares of our common stock approve such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our securities.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. If our board of directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our capital stock, and to amend our certificate of incorporation, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our securityholders.

We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest.

Legal and regulatory changes.  Legal and regulatory changes could occur and may adversely affect us and our ability to pursue our investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the Commodity Futures Trading Commission, or the “CFTC,” the SEC, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect us. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes could adversely affect the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Adviser’s Senior Investment Team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Derivative Investments.  The derivative investments in which we may invest have recently become subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” which was signed into law in July 2010, requires most derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for us. In addition, we have claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Regulation 4.5 promulgated by the CFTC under the U.S. Commodity Exchange Act, as amended, or the “CEA,” and CFTC No-Action Letter 12-38 issued by the staff of the CFTC Division of Swap Dealer and Intermediary Oversight on November 20, 2012. For us to continue to qualify for this exclusion, (i) the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the CEA (other than positions entered into for hedging purposes) may not exceed five percent of our liquidation value, (ii) the net notional value of our aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of our liquidation value, or (iii) we must meet an alternative test appropriate for a “fund of funds” as set forth in CFTC No-Action Letter 12-38. In the event we fail to qualify for the exclusion and the Adviser is required to register as a “commodity pool operator” in connection with serving as our investment adviser and becomes subject to additional disclosure, recordkeeping and reporting requirements, our expenses may increase.

Loan Securitizations.  Section 619 of the Dodd-Frank Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking laws to generally prohibit various covered banking entities from engaging in proprietary trading or acquiring or retaining an ownership interest in, sponsoring or having certain relationships with a hedge fund or private equity fund (which have been broadly defined in a way which could include many CLOs), subject to certain exemptions. The Volcker Rule also provides for certain supervised nonbank financial companies that engage in such activities or have such interests or relationships to be subject to additional capital requirements, quantitative limits or other restrictions. The Final Volcker Regulations became effective on April 1, 2014, although banking entities have until July 21, 2015 to bring any existing activities and investments into full conformance, subject to up to two one-year extensions granted at the discretion of the Federal Reserve upon consideration of a variety of factors, including a determination that an extension would not be detrimental to the public interest. Although the Volcker Rule and the implementing rules contain exemptions applicable to securitizations of loans, due to the lack of clarity as to the application of the Volcker Rule and these exemptions to certain securitized products, it is unclear what effect the Volcker Rule and its implementing regulations will have on the ability or desire of certain investors subject to the Volcker Rule to invest in or to continue to hold CLO securities. As a result, the Volcker Rule as implemented may adversely affect the market value or liquidity of any or all of the investments held by us. We also note that, in an effort to qualify for the “loan securitization” exclusion provided for in the Volcker Rule, many current CLOs are undertaking amendments to their transaction documents that restrict the ability of the issuer to acquire bonds and certain other securities. The consequence of such an amendment may have the effect of reducing the return available to holders of CLO equity securities because bonds are generally higher yielding assets than loans. Furthermore, the costs associated with such an amendment are typically paid out of the cash flow of the CLO, which could adversely impact the return on our investment in any CLO equity. In addition, as a result of the uncertainty regarding the Volcker Rule, it is likely that many future CLOs will contain similar restrictions on the acquisition of bonds and certain other securities, which may result in lower returns on CLO equity securities than currently anticipated.

Also, in October 2014, six federal agencies (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development and the Federal Housing Finance Agency) adopted joint final rules implementing certain credit risk retention requirements contemplated in Section 941 of the Dodd-Frank Act, or the “Final U.S. Risk Retention Rules.” These rules were published in the Federal Register on December 24, 2014. With respect to the regulation of CLOs, the Final U.S. Risk Retention Rules require that either (i) the “sponsor” (which, in many cases will likely also be the manager of a CLO) retain a 5% interest in the credit risk of the assets collateralizing the CLO or (ii) the CLO buy and hold only certain “CLO-eligible loan tranches” (as defined in the Final U.S. Risk Retention Rules).

Although the Final U.S. Risk Retention Rules will not become fully effective until December 24, 2016 (such date, the “Final U.S. Risk Retention Effective Date”) and CLOs issued prior to that date will be exempt from the requirements set forth in the Final U.S. Risk Retention Rules (except in connection with any offer and sale of securities thereunder after the Final U.S. Risk Retention Effective Date), the Final U.S. Risk Retention Rules contain provisions that may adversely affect the return of our investments. The Final U.S. Risk Retention Rules would apply to any additional CLO securities issued after the Final U.S. Risk Retention Effective Date and any refinancing or any re-pricing of existing CLO securities that constitutes an offer and sale of securities that occurs on or after the Final U.S. Risk Retention Effective Date. In addition, the SEC has indicated in contexts separate from the Final U.S. Risk Retention Rules that an “offer” or a “sale” of securities may arise when amendments to securities are so material as to require holders to make an “investment decision” with respect to such amendment. Thus, if the SEC were to take a similar position with respect to the Final U.S. Risk Retention Rules, they could apply to any material amendment to the indenture governing a CLO that closed prior to the Final U.S. Risk Retention Effective Date or to such CLO’s securities, including any re-pricing of such CLO securities, to the extent such amendments require investors to make an investment decision. For this reason, many recent CLOs have made it a precondition to undertaking any such additional issuance, refinancing, re-pricing or material amendment that the collateral manager or any entity holding a retention interest in the CLO consent to such modification or amendment. We expect that such collateral manager or other entity would not consent to such event if it would cause the collateral manager or the sponsor to violate the Final U.S. Risk Retention Rules. As a result, the Final U.S. Risk Retention Rules may adversely affect the return of our investments if a CLO issuer is unable to undertake any such additional issuance, refinancing, re-pricing or material amendment.

The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced immediately, even before the Final U.S. Risk Retention Effective Date, due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors. The Final U.S. Risk Retention Rules may reduce the number of collateral managers active in the market, which may result in fewer new issue CLOs and reduce the liquidity provided by CLOs to the U.S. leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for CLO collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the U.S. leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations, either of which developments could increase defaulted obligations above historic levels.

The European Union has also taken a number of actions in response to the financial crisis. European reforms related to the regulation of securitization markets include risk retention and due diligence requirements in accordance with (a) Article 122a of European Union Directive 2006/48/EC (as amended from time to time and as implemented by the Member States of the European Union) inserted by European Union Directive 2009/111/EC, or “Article 122a,” and European Union Directive 2006/49/EC (as amended by European Union Directive 2009/111/EC), or the “CRD,” together with any the guidelines and technical standards related documents published in relation thereto by the European Banking Authority, or the “EBA” (or and/or its predecessor, the Committee of European Banking Supervisors and together with any successor or replacement agency or authority), and (b) the form of Article 394(1) of the draft European Union Capital Requirements Regulation, or the “CRR,” as adopted by the European Parliament on April 16, 2013, or “Article 122a394(1)” or the “Capital Requirements Directive CRR,” as the context so requires), together with any draft or final guidance and technical standards published in relation thereto by the EBA (Article 122a, the CRD, Article 394(1) and the CRR being, together with any applicable guidelines, technical standards and related documents published by the EBA, the “Retention Requirement Laws”).

The Retention Requirement Laws apply to credit institutions in the European Union (for example, banks) that invest in or hold positions in CLO securities. Among other provisions, the Retention Requirement Laws restrict investments by European Union-regulated credit institutions (and, in some cases, consolidated group entities) in securitizations that fail to comply with certain requirements concerning retention by the originator, sponsor or original lender of the securitized assets of a portion of the securitization’s credit risk. Many CLOs are not taking steps to comply with the requirements of the Retention Requirement Laws, but to the extent a CLO intended to comply with the requirements of the Retention Requirement Laws, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Retention Requirement Laws, it is likely to limit the ability of European Union-regulated credit institutions to purchase CLO securities, which may adversely affect the liquidity of the securities (including the residual tranche) in the secondary market. In addition, other requirements imposed by European regulations on fund managers (including the Alternative Investment Fund Managers Directive) may also limit the market for certain CLOs.

Terrorist actions and natural disasters may disrupt our operations.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may adversely impact the businesses in which we invest either directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are subject to risks related to cyber security.

We, and our third-party service providers, are susceptible to operational and information security risks. While our third-party service providers have procedures in place with respect to information security, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized gathering, monitoring, release, misuse, loss or destruction of our and/or our stockholders’

confidential and other information, or otherwise disrupt our operations or those of our third-party service providers. Disruptions or failures in the physical infrastructure or operating systems that our third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that our third-party service providers use to service our operations, could disrupt and impact the service providers’ and our operations, potentially resulting in financial losses, the inability of our stockholders to transact business and of us to process transactions, inability to calculate our NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Our third-party service providers’ policies and procedures with respect to information security have been established to seek to identify and mitigate the types of risk to which we and our third-party service providers are subject. As with any risk management system, there are inherent limitations to these policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified. There can be no assurance that we or our third-party service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Risks Related to Our Investments

Investing in senior secured loans indirectly through CLO securities involves particular risks.

We obtain exposure to underlying senior secured loans through our investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

In addition, the portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Our investments in CLO securities and other structured finance securities involve certain risks.

Our investments consist primarily of CLO securities, and we may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. We and other investors in CLO and related structured finance securities ultimately bear the credit risk of the underlying collateral. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches.

In light of the above considerations, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) our investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs we may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.

Our investments in the primary CLO market involve certain additional risks.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

Our portfolio of investments may lack diversification among CLO securities which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.

Our portfolio may hold investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, we will not have any limitations on the ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to failure if one or more of the CLOs in which we are invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, experience the loss of key portfolio management employees or sell its business.

Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.

The failure by a CLO in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Negative loan ratings migration may also place pressure on the performance of certain of our investments.

Per the terms of a CLO’s indenture, assets rated “CCC+” or lower or their equivalent in excess of applicable limits do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, negative rating migration could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cash flows away from the CLO equity and junior debt tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on our NAV and cash flows.

Our investments in CLOs and other investment vehicles result in additional expenses to us.

We invest in CLO securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, we bear our ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. We also remain obligated to pay management and incentive fees to the Adviser with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each holder of our common stock bears his or her share of the management and incentive fee of the Adviser as well as indirectly bearing the management and performance fees and other expenses of any investment vehicles in which we invest.

In the course of our investing activities, we pay management and incentive fees to the Adviser and reimburse the Adviser for certain expenses it incurs. As a result, investors in our securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.

We invest primarily in equity and junior debt tranches of CLOs and other related investments. Generally, there may be less information available to us regarding the collateral held by such CLOs than if we had invested directly in the debt of the underlying obligors. As a result, our stockholders do not know the details of the collateral of the CLOs in which we invest. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to us as a noteholder in a CLO is audited and reported upon, nor is an opinion expressed, by an independent public accountant. Our CLO investments are also subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.

CLO investments involve complex documentation and accounting considerations.

CLOs and other structured finance securities in which we invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

The accounting and tax implications of the CLO investments that we make are complicated. In particular, reported earnings from CLO equity securities are recorded under GAAP based upon a constant yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within our fiscal year, even though the investments are generating cash flow throughout the fiscal year. The tax treatment of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity.

We are dependent on the collateral managers of the CLOs in which we invest, and those CLOs are generally not registered under the 1940 Act.

We will rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We will also rely on CLO collateral managers to act in the best interests of a CLO it manages. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of our investments.

In addition, the CLOs in which we invest are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, we are not afforded the protections that stockholders in an investment company registered under the 1940 Act would have.

Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

Some of the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our status as a RIC.

If we hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If we are required to include amounts in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.

The Foreign Account Tax Compliance Act (commonly referred to as “FATCA”) enacted in 2010 imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends and, after December 31, 2016, on payments of gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect our operating results and cash flows.

Increased competition in the market may result in increased price volatility or a shortage of investment opportunities.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions. We can offer no assurances that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.

We are subject to risks associated with our wholly owned subsidiaries.

We intend to invest indirectly through one or more wholly owned subsidiaries, including a Cayman Islands subsidiary through which we expect to invest in securities of U.S. and non-U.S. issuers that are issued in private offerings without registration with the SEC pursuant to Regulation S under the Securities Act. Our wholly owned subsidiaries are not separately registered under the 1940 Act and are not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the Cayman Islands could result in the inability of our Cayman Islands subsidiary to operate as anticipated.

We and our investments are subject to interest rate risk.

Since we incur leverage (including through the issuance of the Series A Term Preferred Stock and this offering) to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. In addition, any reduction in the level of rate of return on new investments relative to interest rates on our current investments could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness (including the Notes), as well as our capacity to pay distributions to our stockholders.

The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results. In the event that our interest expense were to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution to stockholders or to make payments on the Notes would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk.  An increase in LIBOR will increase the financing costs of CLOs. Since many of the senior secured loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the average LIBOR floor rate of such senior secured loans) resulting in smaller distribution payments to the equity investors in these CLOs.

LIBOR Risk.  The CLOs in which we invest typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the

U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of our investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of our investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

Historically Low Interest Rate Environment.  As of the date of this prospectus, interest rates in the United States are at, or near, historic lows, which may increase our exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinarily accommodative monetary policy initiatives the effect of which is impossible to predict with certainty.

The senior secured loans underlying the CLOs in which we invest often have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which we invest. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income resulting in smaller distribution payments to equity investors in these CLOs.

Given the structure of our Investment Advisory Agreement, a general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser.

For detailed discussions of the risks associated with a rising interest rate environment, see “— Risks Related to Our Investments — We and our investments are subject to interest rate risk,” “— Risks Related to Our Investments — We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities,” “ — Risks Relating to Our Business and Structure — A general increase in interest rates may have the effect of making it easier for the Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.”

Our investments are subject to credit risk.

If a CLO in which we invest, an underlying asset of any such CLO or any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both our income and NAV may be adversely impacted. Non-payment would result in a reduction of our income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in our NAV. With respect to our investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Our investments are subject to prepayment risk.

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond our control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as we or a CLO collateral manager might realize excess cash from prepayments earlier than expected. If we or a CLO collateral manager are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and the fair value of that asset.

We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

We previously incurred leverage through the issuance of the Series A Term Preferred Stock, and the Notes will represent additional leverage in our capital structure. We may also incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as in the form of Derivative Transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms that the Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured and senior and/or subordinated. Any such leverage does not include leverage embedded or inherent in the CLO structures in which we invest or in derivative instruments in which we may invest. Accordingly, there may be a layering of leverage in our overall structure.

The more leverage is employed, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments to our securityholders. Leverage is generally considered a speculative investment technique. Our ability to service the Notes and other debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

As a registered closed-end management investment company, we will generally be required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings, such as the Notes, or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including Series A Term Preferred Stock), we are required to maintain asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If legislation were passed that modifies this section of the 1940 Act and increases the amount of debt that we may incur, we may increase our leverage to the extent then permitted by the 1940 Act and the risks associated with an investment in us may increase.

If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem shares of preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we would not be able to make certain distributions or pay dividends. The amount of leverage that we employ will depend on the Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

Our investments may be highly subordinated and subject to leveraged securities risk.

Our portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly levered (with CLO equity securities being leveraged nine to 13 times) and, therefore, the junior debt and equity tranches in which we are currently invested and in which we intend to invest will be subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs we target generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, we generally pay a proportionate share of the CLOs’ administrative, management and other expenses. In addition, we may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing our overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs’ securities) are influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The interests we acquire in CLOs generally are thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities are illiquid.

We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities.

We invest primarily in securities that are rated below investment grade or not rated by a national securities rating service. The primary assets underlying our CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to CDO tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, we may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

Risks of high-yield debt securities may include:

(1)	limited liquidity and secondary market support;
(2)	substantial marketplace volatility resulting from changes in prevailing interest rates;
(3)	subordination to the prior claims of banks and other senior lenders;
(4)	the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause us to reinvest premature redemption proceeds in lower-yielding debt obligations;

(5)	the possibility that earnings of the high-yield debt security issuer may be insufficient to meet its debt service;
(6)	the declining creditworthiness and potential for insolvency of the issuer of such high-yield debt securities during periods of rising interest rates and/or economic downturn; and
(7)	greater susceptibility to losses and real or perceived adverse economic and competitive industry conditions than higher grade securities.

An economic downturn or an increase in interest rates could severely disrupt the market for high-yield debt securities and adversely affect the value of outstanding high-yield debt securities and the ability of the issuers thereof to repay principal and interest.

Issuers of high-yield debt securities may be highly leveraged and may not have available to them more traditional methods of financing. The risk associated with acquiring (directly or indirectly) the securities of such issuers generally is greater than is the case with highly rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield debt securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, timely service of debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield debt securities because such securities may be unsecured and may be subordinated to obligations owed to other creditors of the issuer of such securities. In addition, we may incur additional expenses to the extent it (or any investment manager) is required to seek recovery upon a default on a high yield bond (or any other debt obligation) or participate in the restructuring of such obligation.

A portion of the loans held by CLOs in which we invest may consist of second lien loans. Second lien loans are secured by liens on the collateral securing the loan that are subordinated to the liens of at least one other class of obligations of the related obligor, and thus, the ability of the CLO issuer to exercise remedies after a second lien loan becomes a defaulted obligation is subordinated to, and limited by, the rights of the senior creditors holding such other classes of obligations. In many circumstances, the CLO issuer may be prevented from foreclosing on the collateral securing a second lien loan until the related first lien loan is paid in full. Moreover, any amounts that might be realized as a result of collection efforts or in connection with a bankruptcy or insolvency proceeding involving a second lien loan must generally be turned over to the first lien secured lender until the first lien secured lender has realized the full value of its own claims. In addition, certain of the second lien loans contain provisions requiring the CLO issuer’s interest in the collateral to be released in certain circumstances. These lien and payment obligation subordination provisions may materially and adversely affect the ability of the CLO issuer to realize value from second lien loans and adversely affect our investment in the CLO’s securities.

We are subject to risks associated with loan assignments and participations.

We, or the CLOs in which we invest, may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of participation, or “Participations”). The purchaser by an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations acquired by us in a portion of a debt obligation held by a selling institution, or the “Selling Institution,” typically result in a contractual relationship only with such Selling Institution, not with the obligor. We would have the right to receive payments of principal, interest and any fees to which it is entitled under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, we generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and we may not directly benefit from the collateral supporting the debt obligation in which it has purchased the Participation. As a result, we would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, we will be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff between the Selling Institution and the obligor.

The holder of a Participation in a debt obligation may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects. However, most participation agreements with respect to senior secured loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest or fees, (2) reduces principal, interest or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or (4) releases any material guarantee or security without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver).

A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from ours, and the Selling Institution might not consider our interests in connection with its vote. In addition, many participation agreements with respect to senior secured loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications or waivers, the Selling Institution may repurchase such Participation at par. An investment by us in a synthetic security related to a loan involves many of the same considerations relevant to Participations.

The lack of liquidity in our investments may adversely affect our business.

High-yield investments, including collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decided to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. Reduced secondary market liquidity would have an adverse impact on our direct or indirect ability to dispose of particular securities in response to a specific economic event such as deterioration in the creditworthiness of the issuer of such securities.

As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. Although a secondary market may exist, risks similar to those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans.

The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

We may be exposed to counterparty risk.

We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.

We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of that part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment, including declines that may occur during an applicable stay period, the inability to realize any gains on our investment during such period and fees and expenses incurred in enforcing our rights. If the CLO enters into or owns synthetic securities, the CLO may fall within the definition of “commodity pool” under new CFTC rules, and the collateral manager of the CLO may be required to register as a commodity pool operator with the CFTC, which could increase costs for the CLO and reduce amounts available to pay to the residual tranche.

In addition, with respect to certain swaps and synthetic securities, neither the CLOs nor we usually have a contractual relationship with the entities, referred to as “Reference Entities” whose payment obligations are the subject of the relevant swap agreement or security. Therefore, neither the CLOs nor we generally have a right to directly enforce compliance by the Reference Entity with the terms of this kind of underlying obligation, any rights of set-off against the Reference Entity or any voting rights with respect to the underlying obligation. Neither the CLOs nor we will directly benefit from the collateral supporting the underlying obligation and will not have the benefit of the remedies that would normally be available to a holder of such underlying obligation.

We are subject to risks associated with defaults on an underlying asset held by a CLO.

A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that we receive from our investments, adversely affect the fair value of our assets and could adversely impact our ability to pay dividends. In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of our portfolio.

We are subject to risks associated with loan accumulation facilities.

We may invest capital in loan accumulation facilities, which are short to medium term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Investments in loan accumulation facilities have risks that are similar to those applicable to investments in CLOs as described in this prospectus. In addition, there typically will be no assurance that the future CLO will be consummated or that the loans held in such a facility are eligible for purchase by the CLO. Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities that employ leverage.

We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.

In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.

Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, and there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.

If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond our ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.

We are subject to risks associated with any hedging or derivative transactions in which we participate.

We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. We intend to use such Derivative Transactions primarily for hedging and risk management purposes although we may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems appropriate to do so. When investing in Derivative Transactions we will seek to manage our risk exposure to interest rates, credit spreads and corporate credit events. Derivative Transactions may be volatile and involve various risks different from, and in certain cases, greater than the risks presented by more traditional instruments. The risks related to Derivative Transactions include imperfect correlation between the value of such instruments and the underlying assets, possible default of the other party to the transaction, illiquidity, leverage, market risk and regulatory risk. A small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of Derivative Transactions we could lose the entire amount of our investment. In other types of Derivative Transactions, such as short sales, the potential loss is theoretically unlimited.

The following is a general discussion of primary risk considerations concerning the use of Derivative Transactions that investors should understand before investing in our securities.

Counterparty risk.  Counterparty risk is the risk that a counterparty in a Derivative Transaction will be unable to honor its financial obligation to us, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If our counterparty to a Derivative Transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt, we may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if our claim is unsecured, we will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. We may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to us.

Market risk.  Market risk is a general risk, attendant to all investments, that the value of a particular investment will change in a way detrimental to our interests.

Management risk.  Derivative Transactions are highly specialized instruments that require investment techniques and risk analyses different from those associated with assets such as equities and bonds. The use of a derivative instrument requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to our portfolio and the ability to forecast price or interest rate movements correctly.

Correlation risk.  When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent us from achieving the intended hedging effect or expose us to the risk of loss. The imperfect correlation between the value of a derivative and our underlying assets may result in losses on the Derivative Transaction that are greater than the gain in the value of the underlying assets in our portfolio. The Adviser may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. These factors may have a significant negative effect on the fair value of our assets and the market value of our securities.

Liquidity risk.  Derivative Transactions, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets we would not be able to close out a position without incurring a loss. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which we may conduct transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses.

Leverage risk.  Trading in Derivative Transactions can result in significant leverage and risk of loss. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses we experience and could cause our NAV to be subject to wider fluctuations than would be the case if we did not use the leverage feature in derivative instruments.

Volatility risk.  The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities or currencies underlying them.

OTC trading.  Derivative Transactions that may be purchased or sold may include instruments not traded on an organized market. The risk of non-performance by the counterparty to such Derivative Transaction may be greater and the ease with which we can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Such instruments are often valued subjectively and may result in mispricings or improper valuations. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value, or both. In addition, cleared derivative transactions benefit from daily market-to-market pricing and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes us to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing us to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where we have concentrated our transactions with a single or small group of counterparties. OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC or CFTC mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. OTC derivatives dealers have also become subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These new margin and regulatory requirements will increase the overall costs for OTC derivatives dealers. Dealers can be expected to try to pass those increased costs along, at least partially, to market participants such as us in the form of higher fees or less advantageous dealer marks. The overall impact of the Dodd-Frank Act is highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime.

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. As a result, many of the protections afforded to participants on organized exchanges and in a regulated environment have not been available in connection with these transactions. However, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for us to enter into swap transactions and may also render certain strategies in which we might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with us may also be limited if the swap transactions with us are subject to the swap regulation under the Dodd-Frank Act.

Failure of Futures Commission Merchants and Clearing Organizations.  We may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant,” or “FCM.” The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by us with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of our clearing broker. In addition, our assets may not be fully protected in the event of the clearing broker’s bankruptcy, as we would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, we would not be able to recover the full amount of assets deposited by the clearing broker on our behalf with the clearing organization.

We and our investments are subject to reinvestment risk.

As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. The need to satisfy the CLO’s covenants and identify acceptable assets may require the CLO collateral manager to purchase substitute assets at a lower yield than those initially acquired or require that the sale proceeds be maintained temporarily in cash. Either such action by the CLO collateral manager may reduce the yield that the CLO collateral manager is able to achieve. The investment tests may incentivize a CLO collateral manager to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

We and our investments are subject to risks associated with non-U.S. investing.

While we invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States and we may also invest in CLOs that hold collateral that are non-U.S. assets. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause it to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to the Funds due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Currency Risk.  Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends or other payments made that are denominated in a currency other than U.S. dollars.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on the Notes.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on the Notes in future periods.

If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to our common stockholders. A return of capital distribution will generally not be taxable to our stockholders. However, a return of capital distribution will reduce a stockholder’s cost basis in shares of our common stock on which the distribution was received, thereby resulting in a higher reported capital gain or lower reported capital loss when those shares of our common stock are sold or otherwise disposed of.

A portion of our income and fees may not be qualifying income for purposes of the income source test.

Some of the income and fees that we may recognize will not satisfy the qualifying income test applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Risks Relating to an Investment in the Notes

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we may incur in the future.

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are subordinated to any secured indebtedness we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of Eagle Point Credit Company Inc. and not of any of our subsidiaries. None of our subsidiaries is or acts as a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. The assets of any such subsidiary are not directly available to satisfy the claims of our creditors, including holders of the Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any) of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims.

Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise.

There is no active trading market for the Notes. If an active trading market does not develop for the Notes you may not be able to sell them.

The Notes are a new issue of debt securities for which currently there is no trading market. We do not intend to list the Notes on any securities exchange or for quotation on any automated dealer quotation system. If the Notes are traded after their initial issuance, they may trade at a discount to their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, our financial condition or other relevant factors. The underwriter may discontinue any market-making in the Notes at any time at its sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price at which you may be able to sell your Notes will be favorable. To the extent an active trading market does not develop, the liquidity and trading price of the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings. The Notes are expected to be rated by Egan-Jones Ratings Company. There can be no assurance that the initial credit rating will remain for any given period of time or that such credit rating will not be lowered or withdrawn entirely by Egan-Jones Ratings Company if, in its judgment, future circumstances relating to the basis of the credit rating, such as adverse changes in our company, so warrant.

The indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to the Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior in right of payment to our equity interests in our subsidiaries and therefore would rank structurally senior in right of payment to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act or any successor provisions;
•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

The optional redemption provision may materially adversely affect your return on the Notes.

The Notes are redeemable in whole or in part at any time or from time to time at our sole option at the redemption price set forth under the caption “Description of the Notes — Optional Redemption.” We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Notes being redeemed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under any agreements governing our future indebtedness or under other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing any future indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders of the debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders of any debt that we may incur in the future to avoid being in default. If we breach our covenants under our debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders of the debt. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because any future debt will likely have customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of the Notes.”

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under FATCA. This tax may apply to certain payments of interest on the Notes as well as, after December 31, 2016, to payments made upon maturity, redemption, or sale of the Notes, unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the notes. See “U.S. Federal Income Tax Matters — Taxation of Note Holders — FATCA Withholding on Payments to Certain Foreign Entities” in this prospectus for more information.

Given the risks described above, an investment in the Notes may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Notes.

USE OF PROCEEDS

The net proceeds of this offering are expected to be approximately $     million (or approximately $     million if the underwriter exercises the over-allotment option in full) after deducting the payment of underwriting discounts and commissions of $     million (or approximately $     million if the underwriter exercises the over-allotment option in full) and estimated offering expenses payable by us of $       .

We intend to use the proceeds from the sale of our securities pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We currently anticipate that it will take approximately two to six months to invest substantially all of the net proceeds of this offering in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. Investors should expect, therefore, that before we have fully invested the proceeds of the offering in accordance with our investment objectives and policies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed our expenses during this period. To the extent that the net proceeds from this offering have not been fully invested in accordance with our investment objectives and strategies prior to the next payment of a distribution to our stockholders, a portion of the net proceeds may be used to pay such distribution.

PRO FORMA RATIO OF EARNINGS TO COMBINED FIXED CHARGES
AND PREFERRED DIVIDENDS

The following table contains our pro forma ratio of earnings to combined fixed charges and preferred dividends for the period indicated, computed as set forth below. You should read these ratios of earnings to pro forma combined fixed charges and pro forma preferred dividends in connection with our financial statements, including the notes to those statements, included in this prospectus.

For the Three Months Ended March 31, 2015(2)
Earnings to Pro Forma Combined Fixed Charges and Pro Forma Preferred Dividends(1)

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period. These pro forma rates are calculated as if this offering and the issuance of the Series A Term Preferred Stock were completed during the period shown and the proceeds thereof were invested pro rata across all of our investments during such period.
(2)	Based on unaudited consolidated financial statements as of and for the quarter ended March 31, 2015.

For purposes of computing the ratios of earnings to pro forma fixed charges and pro forma preferred dividends, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and related expenses on the Notes.

CAPITALIZATION

The following table sets forth our unaudited capitalization as of March 31, 2015:

•	on an actual basis;
•	on a pro forma basis to give effect to the issuance and sale of 1,818,000 shares of Series A Term Preferred Stock in May and June 2015 pursuant to a public offering; and
•	on a pro forma as adjusted basis to give effect to the sale of the shares of Series A Term Preferred Stock noted above and the completion of this offering and the application of the estimated net proceeds of this offering (as described under “Use of Proceeds”), assuming the over-allotment option is not exercised.

	Actual	Pro Forma	Pro Forma, As adjusted
	(Dollars in Thousands)
Assets:
Total assets	$278,782	$322,129	$
Liabilities:
Notes	$—	$—	$
Mandatorily redeemable preferred stock, par value $0.001 per share; 20,000,000 shares authorized, actual, pro forma and pro forma as adjusted; No shares issued and outstanding, actual; 1,818,000 issued and outstanding, pro forma and pro forma as adjusted	—	45,450		45,450
Deferred issuance costs	—	(2,103)
Other liabilities	19,720	19,720		19,720
Total liabilities	$19,720	$63,067	$
Net Assets applicable to 13,811,358 shares of common stock as of March 31, 2015	$259,062	$259,062		$259,062
Net Assets consist of:
Paid in capital	$270,148	$270,148		$270,148
Accumulated net realized gain (loss) on investment	631	631		631
Net unrealized appreciation (depreciation) on investments	(5,514)	(5,514)		(5,514)
Distributions in excess of net investment income	(6,202)	(6,202)		(6,202)
Total net assets	259,062	259,062		259,062

BUSINESS

Eagle Point Credit Company Inc. is an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act.

Our Structure

We were organized as Eagle Point Credit Company LLC, a Delaware limited liability company, on March 24, 2014 and converted into a Delaware corporation on October 6, 2014. We have two wholly owned subsidiaries: (1) Eagle Point Credit Company Sub LLC and (2) the Cayman Subsidiary. We generally gain access to certain newly issued Regulation S securities through the Cayman Subsidiary. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through offerings made pursuant to Regulation S of the Securities Act. Both of our subsidiaries are advised by the Adviser pursuant to the Investment Advisory Agreement. The following chart reflects our organizational structure and our relationship with our investment adviser and administrator as of the date of this prospectus:

Investment Objectives

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with large numbers of distinct underlying borrowers across various industry sectors. We may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with our investment objectives, including, among other investments, senior debt tranches of CLOs and loan accumulation facilities. The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. These investment objectives may be changed by our board of directors without prior approval of our common stockholders.

Investment Strategy

In the primary CLO market (i.e., acquiring securities at the inception of a CLO), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period. In the secondary CLO market (i.e., acquiring existing CLO securities), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns.

The Adviser pursues a differentiated strategy within the CLO market focused on:

•	proactive sourcing and identification of investment opportunities;
•	utilization of our methodical and rigorous investment analysis and due diligence process;
•	active involvement at the CLO structuring and formation stage; and
•	taking, in many instances, significant stakes in CLO equity and junior debt tranches.

We believe that the Adviser’s direct and often longstanding relationships with CLO collateral managers, its CLO structural expertise and its relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO opportunities.

When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence the CLO’s key terms and conditions. In particular, the Adviser believes that, although typically exercised only a minority of the time in the Adviser’s experience, the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents that may arise) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “— Other Investment Techniques — Co-Investment with Affiliates.”

We seek to construct a portfolio of CLO securities that provides varied exposure across a number of key categories, including:

•	number of borrowers underlying each CLO;
•	industry type of a CLO’s underlying borrowers;
•	number and investment style of CLO collateral managers; and
•	CLO vintage period.

The Adviser has a long-term investment horizon and invests primarily with a buy-and-hold mentality. However, on an ongoing basis, the Adviser actively monitors each investment and may sell positions if circumstances change from the time of investment or if the Adviser believes it is in our best interest to do so.

CLO Overview

Our investment portfolio is comprised primarily of investments in the equity and junior debt tranches of CLOs. The CLOs that we target are securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically three to five years). In cash flow CLOs, which are the type of CLOs we target, the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt instruments in the form of multiple, primarily floating rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s, S&P and/or Fitch. The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. Below investment grade and unrated securities are sometimes referred to as “junk” securities. A CLO’s equity tranche represents the first loss position in the CLO.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is a hypothetical structure, and the structure of CLOs in which we invest may vary substantially from the example set forth below.

Since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 to 12 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt.

CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture, that govern how cash generated from a CLO’s underlying collateral is distributed to the CLO debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and sales.

Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests. The Adviser believes that excess interest-related cash flow is an important driver of CLO equity returns. In addition, relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows (often in excess of 20% per annum of face value) during the early years of a CLO’s life if there is no disruption in the interest waterfall due to a failure to remain in compliance with certain tests.

Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically three to five years). Specifically, a CLO’s collateral manager normally has broad latitude — within a specified set of asset eligibility and diversity criteria — to manage and modify a CLO’s portfolio over time. We believe that skilled CLO collateral managers can add significant value through a combination of (1) their credit expertise and (2) a strong understanding of how to manage effectively within the rules-based structure of a CLO and optimize CLO equity returns.

After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are generally distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second and so on, with any remaining principal being distributed to the equity tranche investors. In certain instances, principal may be reinvested after the end of the reinvestment period. The Adviser believes this is generally beneficial to holders of the CLO’s equity.

CLOs contain a variety of covenants that are designed to enhance the credit protection of CLO debt investors, including overcollateralization tests and interest coverage tests. The overcollateralization tests and interest coverage tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities subject to certain adjustments) and interest coverage, respectively. If a CLO breaches an overcollateralization test or interest coverage test, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position.

Some CLOs also have interest diversion tests, which also act to ensure that CLOs maintain adequate overcollateralization. If a CLO breaches an interest coverage test, excess interest cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new collateral obligations until the coverage test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.

Cash flow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).

Overview of Senior Secured Loans

Senior secured loans represent a large and mature segment of the U.S. corporate credit market. According to S&P Capital IQ, as of June 30, 2015, the amount of institutional senior secured loans outstanding was $838 billion.

Broadly syndicated senior secured loans are typically originated and structured by banks on behalf of corporate borrowers with proceeds often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly syndicated senior secured loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs, senior secured loan and high yield bond mutual funds and closed-end funds, hedge funds, banks, insurance companies, and finance companies. CLOs represent the largest source of capital for institutional senior secured loans, representing a range of approximately 33% to 57% of the demand for newly issued highly leveraged loans from 2002 through the second quarter of 2015, according to S&P Capital IQ.

Senior secured loans are floating rate instruments, typically making quarterly interest payments based on a spread over LIBOR. LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities. Today, many senior secured loans have a LIBOR floor, which is currently set above the current market level for LIBOR.

We believe that senior secured loans represent an attractive and stable base of collateral for CLOs. In particular, the primary attributes of senior secured loans include:

•	Senior: Senior position in a company’s capital structure
•	Secured: First lien security interest in a company’s assets
•	Floating Rate: Reduces interest rate risk associated with fixed rate bonds
•	Low LTV: On average, senior secured loans have a loan-to-value ratio of approximately 40% to 60% at the time of origination

The table below depicts a representative capital structure for a company issuing a senior secured loan and illustrates the cushion provided by subordinated debt and equity capital.

Assets
Liabilities and Equity
Percentage of Capital Structure
Cash
Receivables
Inventory
Property
Plant
Equipment
Brand/Logos
Intangibles
Subsidiaries
Senior Secured Loans
First priority pledge of assets
40% – 60%
Subordinated Bonds
Generally unsecured
10% – 20%
Equity
Dividends restricted while Senior Secured Loans are outstanding
30% – 50%

We believe that the attractive historical performance of CLO securities is attributable, in part, to the relatively low historical average default rate and relatively high historical average recovery rate on senior secured loans, which comprise the vast majority of most CLO portfolios. The graph below illustrates the lagging 12-month default rate on by principal amount on the S&P/LSTA Leveraged Loan Index from December 31, 2000 to June 30, 2015. The average lagging 12-month default rate during this period of time was 3.1% and the lagging 12-month default rate as of June 30, 2015 was 1.2%.

Over time, the senior secured loan market has experienced relatively consistent total returns for the senior secured loan market. Specifically, from a total return perspective, since 2001 the S&P/LSTA Leveraged Loan Index experienced only one down year (2008) yet still delivered a positive total return for the two-year period ended December 31, 2009.

CLO Market Opportunity

We believe that CLO securities represent a large and attractive market. According to Thomson Reuters LPC, as of June 30, 2015, the aggregate principal balance of the U.S. CLO market was approximately $413 billion based on a universe of 948 CLOs. The chart below illustrates annual CLO issuance according to S&P Capital IQ. During the first half of 2015, CLO issuance totalled $59 billion according to S&P Capital IQ.

As CLO securities are somewhat complex and because most investors do not have the requisite experience, skills and resources in-house to devote to fully understanding the asset class, many investors have little to no exposure to CLO securities. We believe knowledgeable and experienced investors with specialized experienced in CLO securities can earn an attractive risk-adjusted return and outperform the CLO market generally.

Based on the Adviser’s analysis of available market data, the Adviser believes that only approximately 4% of U.S. cash flow CLOs issued between 2002 and 2011 will have a negative internal rate of return, or “IRR,” whereas nearly half of such CLOs are projected to have IRRs over 15%.

Depending on the Adviser’s assessment of market conditions, our investment focus may vary from time to time between CLO equity and CLO debt investments.

We believe that CLO equity has the following attractive fundamental attributes:

•	Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to U.S. public equity markets.
•	Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions: Relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows (often in excess of 20% per annum of face value) during the early years of a CLO’s life.
•	Expected protection against rising interest rates: Since a CLO’s asset portfolio is typically comprised principally of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates after LIBOR has increased above the average LIBOR floor on a CLO’s assets. However, CLO equity is still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with CLO equity, see “Risk Factors — Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “— CLO Overview.”
•	Expected low-to-moderate correlation with fixed income and equity markets: Given that CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities. In addition, because CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral if the respective CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. equity markets.

CLO securities are also subject to a number of risks as discussed in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•	Specialist in CLO securities with a proven track record. The Adviser focuses exclusively on CLO securities and related investments. Each member of the Senior Investment Team is a CLO specialist who has been involved with the CLO market for the majority of his career and brings a distinct and complementary skill set that the Adviser believes is necessary for our success. We believe that the combination of the Adviser’s broad and often longstanding relationships with CLO collateral managers and our relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO market opportunities.
•	Deep CLO structural experience and expertise. Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers. The Adviser believes that the initial structuring of a CLO is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures.
•	Methodical and rigorous investment process. The objective of the Adviser’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market generally. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. The Adviser believes that its investment and security selection process, with its strong emphasis on assessing the skill of the CLO collateral manager and analyzing the structure of the CLO, differentiates its approach to investing in CLO securities. See “— Investment Process.”
•	Efficient vehicle for gaining exposure to CLO equity. We believe that we are structured as an efficient vehicle for investors to gain exposure to CLO securities and related investments. Based on our long-term stable capital, the Adviser can focus principally on managing the portfolio and maximizing long-term risk-adjusted returns. We believe that our closed-end structure enables the Adviser to effectively implement our primarily long-term buy-and-hold investment philosophy.
•	Alignment of Interests. As of July 30, the Trident V Funds, which are managed by Stone Point (an affiliate of the Adviser), held 55.1% of the outstanding shares of our voting securities, and the Adviser and the Senior Investment Team held an aggregate of 1.3% of the outstanding shares of our voting securities. See “Control Persons and Principal Stockholders.” Their significant holdings in our common stock and our preferred stock align the interests of the Adviser and the Senior Investment Team with ours. In addition, our fee structure includes an incentive fee component whereby we pay the Adviser an incentive fee only if our net income exceeds a hurdle rate. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee.”

Investment Process

The objective of the Adviser’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market generally. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. The Adviser seeks to implement its investment process, described below, in a methodical and disciplined fashion.

Proactive Sourcing of Investment Opportunities

The Senior Investment Team maintains regular dialogue with many CLO collateral managers and the investment banks active in the CLO market. The Adviser believes that there are in excess of 75 active CLO collateral managers. The Adviser has met or conducted calls with the majority of these firms. In addition, members of the Senior Investment Team have longstanding relationships with many CLO collateral managers, some dating back over a decade.

The Adviser takes a partnership approach with CLO collateral managers, seeking to serve as a knowledgeable, value-added and stable long-term capital provider that will invest, in many instances, in scale. The Senior Investment Team’s first-hand relationships with, and knowledge of, CLO collateral managers and their past investment activities and behavior is supplemented by utilizing the Adviser’s customized database of performance statistics on over 650 U.S. cash flow CLOs issued since 1999.

Investment Analysis and Due Diligence

The Adviser employs a methodical and rigorous investment analysis and due diligence process that we believe is more akin to a private equity style investment approach than to the typical process used by many investors in freely tradable fixed income securities, such as CLO equity and debt. The Adviser views its investment analysis and due diligence process as broadly being comprised of four key areas for evaluation: (1) analysis of a CLO collateral manager’s investment strategy and approach, (2) analysis of the quality of a CLO collateral manager and its investment team, (3) analysis of a CLO collateral manager’s historical investment performance across both CLO and total return strategies, and (4) analysis of the particular CLO’s structure, including the negotiation of terms and protections where appropriate.

In its intensive investment analysis and due diligence, the Adviser has a “minimize surprises/trust but verify” philosophy which typically includes requesting that prospective CLO collateral managers complete an extensive questionnaire, the Adviser recalculating historical investment returns based on data provided by third parties and the CLO collateral manager and the utilization of a third-party firm to conduct background checks on the key entities and professionals associated with the CLO collateral manager.

CLO Structural Analysis and Valuation

Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers and the Adviser believes that its first-hand experience with and knowledge of CLO structures is a core competency. The Adviser believes that the initial structuring of a CLO is an important factor in the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures.

When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence the CLO’s key terms and conditions. In particular, the Adviser believes that the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents that may arise) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “— Other Investment Techniques — Co-Investment with Affiliates.”

Monitoring

Active investment monitoring is a critical component of the Adviser’s risk management and mitigation objectives. Such monitoring also contributes to the ongoing due diligence of the CLO collateral managers in the context of existing and potential future investments.

From data contained primarily within the CLO trustee reports (which detail each asset in the CLO portfolio as well as any purchases and sales that the CLO collateral manager made during the period), the Adviser updates its internal portfolio monitoring report. This report contains a summary of key metrics we analyze for each CLO security as well as a listing of watch list credits within each CLO that out Adviser has identified based on its screens and general market intelligence as well as from communications with the CLO collateral managers. The Adviser then typically holds regular monthly calls with the CLO collateral managers to discuss the watch list credits and portfolio activity as well as loan market and CLO market developments. Additional factors that the Adviser actively monitors, which these regular calls help to illuminate, include any shifts in investment strategy, personnel changes or other organizational developments at the CLO collateral manager which may impact future performance.

In addition, the Adviser reviews the quarterly CLO cash distributions received and analyzes the reason for any deviations from the Adviser’s projections. The Adviser has a long-term oriented investment philosophy and seeks to invest primarily with a buy-and-hold mentality, however, the Adviser may sell positions if circumstances have changed from the time of underwriting or if the Adviser deems doing so is in our best interest.

Portfolio

As of June 30, 2015, we estimate that 89.9% of our investments were in equity tranches of CLOs, 2.7% in debt tranches and 7.4% in loan accumulation facilities. These investments had 20 different CLO collateral managers and an aggregate fair value of $257.2 million. Below is an unaudited summary description of our portfolio investments as of June 30, 2015:

Number of unique underlying borrowers	1,048
Largest exposure to any individual borrower	0.87%
Average individual borrower exposure	0.10%
Aggregate exposure to 10 largest borrowers	6.74%
Aggregate exposure to senior secured loans	96.96%
Weighted average stated spread	3.98%
Weighted average LIBOR floor	0.96%
Weighted average percentage of floating rate loans with LIBOR floors	98.65%
Weighted average credit rating of underlying collateral	B+/B
Weighted average junior OC cushion	4.96%
Weighted average market value of underlying collateral	98.81%
Weighted average maturity of underlying collateral	5.4 years
U.S. dollar currency exposure	100%

Other Investment Techniques

Leverage.  We previously incurred leverage through the issuance of the Series A Term Preferred Stock, and the Notes will represent additional leverage in our capital structure. After issuance of the Notes in this offering, we anticipate that leverage, including the Notes and the Series A Term Preferred Stock, will represent approximately     % of our total assets (as determined immediately before taking such leverage into account). We may incur additional leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing, such as the Notes, or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Series A Term Preferred Stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. See “Description of our Capital Stock — Preferred Stock.”

Subject to the limitations under the 1940 Act, after the issuance of the Notes, we may incur additional leverage opportunistically or not at all and may choose to increase or decrease our leverage. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses and our leverage strategy may not be successful. Any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. Accordingly, the more leverage is employed, the more likely a substantial change will occur in our NAV. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.” The Adviser intends to leverage our portfolio only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that we will borrow in order to leverage our assets or, if it does borrow, what percentage of our assets such borrowings will represent.

To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, our return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage or if we incur capital losses, our return will be less than if leverage had not been used, and therefore the amount available for distribution to holders of our capital stock as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain our leveraged position if it expects that the long-term benefits of maintaining the leveraged position will outweigh the current reduced return. We may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through the issuance of preferred stock, such as the Series A Term Preferred Stock, or borrowing, such as the Notes, will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased.

In connection with any credit facility, the lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on our assets. Similarly, to the extent we issue preferred shares or notes, we may be subject to fees, covenants and investment restrictions required by a national securities rating agency, as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on us by the 1940 Act. While it is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing our portfolio in accordance with our investment objectives and policies, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, we would not be able to utilize as much leverage as it otherwise could have, which could reduce our investment returns. In addition, we expect that any notes it issues or credit facility it enters into would contain covenants that may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on us. These covenants would also likely limit our ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the board of directors and our stockholders to change fundamental investment policies.

Our willingness to utilize leverage, and the amount of leverage we will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on our ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with our investment objectives and policies. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

Preferred Stock.  We are authorized to issue 20,000,000 shares of preferred stock, of which 1,818,000 shares have been issued as Series A Term Preferred Stock. The costs of any offering of preferred stock will be borne immediately at such time by the holders of our common stock and result in a reduction of the NAV per share of common stock at that time. Under the requirements of the 1940 Act, we must, immediately after the issuance of any preferred stock have an asset coverage of at least 200%. Asset coverage means the ratio by which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing our indebtedness, if any, plus the aggregate liquidation preference of the preferred stock. If we seek a rating of preferred stock, additional asset coverage requirements, which may be more restrictive than those imposed by the 1940 Act, may be imposed. See “Description of our Capital Stock — Preferred Stock.”

Leverage Effects.  The extent that we employ leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. On a pro forma basis, after giving effect to the issuance of 1,818,000 shares of Series A Term Preferred Stock (which accumulate dividends at an annual rate of 7.75% of the per share liquidation preference) and this offering and assuming that leverage we incur in connection with this offering represents    % of our total assets at a projected annual interest rate of     %, the rate of return on our investments as of March 31, 2015 would have needed to exceed     % in order to cover the costs of dividend payments on the Series A Term Preferred Stock and interests payments on the Notes. We may incur additional leverage, including through entry into a credit facility, opportunistically or not at all and may choose to increase or decrease our leverage.

Derivative Transactions.  We may engage in “Derivative Transactions,” as described below. To the extent we engage in Derivative Transactions, we expect to do so for hedging purposes and not for speculative purposes, although we may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. In particular, we may use Derivative Transactions to hedge against interest rate and/or credit risks. No assurance can be given that our hedging strategy and our use of derivatives will be successful. Successful use of Derivatives Transactions is subject to the ability of the Adviser to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. If the Adviser is incorrect in its forecasts of default risks, liquidity risk, counterparty risk, market spreads or other applicable factors, our investment performance would diminish compared with what it would have been if these hedging techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a derivative position may fail to correlate or correlate imperfectly with the price of the asset or liability being protected. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” Our use of Derivative Transactions, if any, will generally be deemed to create leverage for us and involves significant risks.

We generally expect to use Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, protect the value of our portfolio, facilitate the sale of certain securities for investment purposes, manage our effective interest rate exposure, manage the effective maturity or duration of our portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. We have claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to CFTC Regulation 4.5 under the CEA promulgated by the CFTC and CFTC No-Action Letter 12-38 issued by the staff of the CFTC Division of Swap Dealer and Intermediary Oversight on November 20, 2012, and we currently intend to operate in a manner that would permit us to continue to claim such exclusion. See “Risk Factors — Risks Relating to Our Business and Structure — We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest” and “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or derivative transactions in which we participate.”

Illiquid Transactions.  Generally, investments will be purchased or sold by us in private markets, including securities that are not publicly traded or that are otherwise illiquid and securities acquired directly from the issuer.

Temporary Defensive Position.  We may take a temporary defensive position and invest all or a substantial portion of our total assets in cash or cash equivalents, government securities or short-term fixed income securities. As the CLOs and loan accumulation facilities in which we invest are generally illiquid in nature, we may not be able to dispose of such investments and take a defensive position. To the extent that we invest defensively, we likely will not achieve our investment objectives.

Co-Investment with Affiliates.  In certain instances, we may co-invest on a concurrent basis with affiliates of the Adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. We have been granted an order by the SEC that permits us to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, subject to certain conditions including (i) that a majority of our directors who have no financial interest in the transaction and a majority of our directors who are not interested persons, as defined in the 1940 Act, approve the co-investment and (ii) the price, terms and conditions of the co-investment will be the same for each participant. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

Competition

We compete for investments in CLO securities with other investment funds (including business development companies, mutual funds, pension funds, private equity funds and hedge funds) as well as traditional financial services companies such as commercial banks, investment banks, finance companies and insurance companies.

Additionally, because competition for higher yielding investment opportunities generally has increased, many new investors have entered the CLO market over the past few years. As a result of these new entrants, competition for investment opportunities in CLO securities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to compete with these entities on the basis of the Adviser’s deep and highly-specialized CLO market experience, longstanding relationships with many CLO collateral managers and a willingness to commit to a significant portion of a CLO tranche.

THE ADVISER AND THE ADMINISTRATOR

Our board of directors is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our board of directors has appointed Eagle Point Credit Management as our investment adviser.

The Adviser

The Adviser is registered as an investment adviser with the SEC and, as of June 30, 2015, had approximately $1 billion of assets under management for investment in CLO securities and related investments, including capital commitments that were undrawn as of such date. The Adviser was established in November 2012 by Thomas P. Majewski and Stone Point, as investment manager of the Trident V Funds. Stone Point, an investment adviser registered with the SEC, is a specialized private equity firm focused exclusively on the financial services industry. Since its inception, Stone Point (including a predecessor entity) has raised six private equity funds with aggregate committed capital of approximately $13 billion. The Trident V Funds are a group of private equity funds managed by Stone Point. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. In addition, the Senior Investment Team holds an indirect ownership interest in the Adviser. The Adviser is governed by a board of directors, which is comprised of Mr. Majewski and certain principals of Stone Point. See “— Board of Managers.” The Adviser is located at 20 Horseneck Lane, Greenwich, CT 06830.

In addition to managing our investments, the Adviser manages investment accounts for other clients, including a privately offered pooled investment vehicle that pursues many of the same investment opportunities that we pursue. A ratable portion of each investment held by Eagle Point Credit Partners LP, a private fund managed by the Adviser, was indirectly contributed to us on June 6, 2014 in connection with our formation and initial public offering. The Adviser’s affiliation with Stone Point and the Trident V Funds, and the Adviser’s management of Eagle Point Credit Partners LP, give rise to certain conflicts of interest. See “Conflicts of Interest.”

Portfolio Managers

We are managed by members of the Senior Investment Team. The Senior Investment Team is led by Mr. Majewski, Managing Partner of the Adviser, and is also comprised of Daniel W. Ko, Portfolio Manager, and Daniel M. Spinner, Portfolio Manager. The Senior Investment Team is primarily responsible for our day-to-day management and the implementation of our investment strategy and process.

Each member of the Senior Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his career and has built relationships with key market participants, including CLO collateral managers, investment banks and investors. Members of the Senior Investment Team have been involved in the CLO market as:

•	the head of the CLO business at various investment banks;
•	a lead CLO structurer and CDO workout specialist at an investment bank;
•	a CLO equity and debt investor;
•	a principal investor in CLO collateral management firms; and
•	a lender and mergers and acquisitions adviser to CLO collateral management firms.

We believe that the complementary, yet highly specialized, skill set of each member of the Senior Investment Team provides the Adviser with a competitive advantage in its CLO-focused investment strategy.

Biographical information on the Senior Investment Team, each of whom has served as a portfolio manager since our inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is a Managing Partner and founder of Eagle Point Credit Management. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s board of managers. Mr. Majewski’s experience in the CLO market dates back to the 1990s.

Prior to joining Eagle Point Credit Management in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLO Banking at RBS Securities Inc., or “RBS,” from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd., from August 2010 through September 2011, and AE Capital Advisers (US) LLC, from April 2008 through August 2010, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO Banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski serves as a director of Black Mountain Systems, LLC, a Trident Fund portfolio company. Mr. Majewski has a B.S. in accounting from Binghamton University and has been a Certified Public Accountant (inactive).

Daniel W. Ko, Portfolio Manager (Since December 2012).  Mr. Ko is a Portfolio Manager of Eagle Point Credit Management. He is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining Eagle Point Credit Management in December 2012, Mr. Ko was with Bank of America Merrill Lynch, or “BAML,” for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group, Mr. Ko graduated Magna Cum Laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Portfolio Manager (Since February 2013).  Mr. Spinner is a Portfolio Manager of Eagle Point Credit Management. He is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved with investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 19 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining Eagle Point Credit Management in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the United States. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner began his career as an investment banker in the Financial Institutions Group at JPMorgan Securities Inc., where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

The following table sets forth other accounts within each category listed for which members of the Senior Investment Team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2014. Each of the accounts is subject to a performance fee, except one account listed under “other accounts” with total assets of $41.0 million as of December 31, 2014.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	1	$263.6	1	$413.0	3	$149.3
Daniel W. Ko	1	263.6	1	413.0	3	149.3
Daniel M. Spinner	1	263.6	1	413.0	3	149.3

Compensation of Portfolio Managers.  The Adviser pays its investment professionals out of its total revenues, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser manages and from their longevity with the Adviser. Each member of the Senior Investment Team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the Senior Investment Team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of directors, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Adviser’s other clients.

Securities Owned in the Company by Portfolio Managers.  The table below sets forth the dollar range of the value of the shares of our common stock that are owned beneficially by each portfolio manager as of December 31, 2014. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Thomas P. Majewski	over $1,000,000
Daniel W. Ko	$500,001 – $1,000,000
Daniel M. Spinner	$500,001 – $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Board of Managers

The Adviser has a board of managers comprised of Mr. Majewski, Mr. James Carey, Ms. Meryl Hartzband and Mr. James Matthews. The board of managers is responsible for the overall activities of the Adviser. Mr. Majewski’s biographical information is included above under “— Portfolio Managers” and Mr. Matthews’ biographical information is included under “Management — Biographical Information about each Director” below. Biographical information regarding each other member of the Adviser’s board of managers is summarized below:

James D. Carey.  Mr. Carey is a Senior Principal of Stone Point and a member of the investment committees of the Trident family of funds managed by Stone Point, or the “Trident Funds.” He joined Stone Point in 1997 from Merrill Lynch & Co. Prior to joining Merrill Lynch & Co., Mr. Carey was a corporate attorney with Kelley Drye & Warren LLP. He is also a director of companies in which the Trident Funds have invested, including Citco III Limited, Enstar Group Limited, Merchant Capital Solutions LLC, Pierpont Capital Holdings LLC, Privilege Underwriters, Inc. and Sedgwick Claims Management Services, Inc.

Mr. Carey holds a B.S. from Boston College, a J.D. from Boston College Law School and an M.B.A. from the Duke University Fuqua School of Business.

Meryl D. Hartzband.  Ms. Hartzband is the Chief Investment Officer of Stone Point and a member of the investment committees of the Trident Funds. Before joining Stone Point in 1999, Ms. Hartzband was a Managing Director at J.P. Morgan & Co., where, during a 16-year career, she specialized in managing private equity investments in the financial services industry. Ms. Hartzband worked closely with Stone Point and its predecessor operations during her tenure at J.P. Morgan & Co. in connection with that firm’s role as co-sponsor of Trident I and of most of the platform’s pre-Trident investments. She is also a director of companies in which the Trident Funds have invested, including SKY Harbor Capital Holdings LLC, and is a former director of several portfolio companies of the Trident Funds, including Alterra Capital Holdings Limited and AXIS Capital Holdings Limited. She also previously served as a director of ACE Limited and St. Paul Travelers Companies, Inc.

Ms. Hartzband holds a B.A. from Cornell University and an M.B.A. from the Columbia University Graduate School of Business.

Investment Advisory Agreement.

Services.  Subject to the overall supervision of our board of directors, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us. Under the terms of our Investment Advisory Agreement, the Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

Eagle Point Credit Management’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to us are not impaired.

A discussion regarding the basis for the board of directors’ approval of the Investment Advisory Agreement is available in our semi-annual report for the period ended June 30, 2014.

Duration and Termination.  Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after the initial two-year period) by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by us without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to us.

Indemnification.  The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Management Fee and Incentive Fee.  We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of our “Total Equity Base.” “Total Equity Base” means the NAV of our common stockholders and the paid-in capital of our preferred stock. These management fees are paid by our common stockholders and are not paid by holders of preferred stock or the holders of any other types of securities that we may issue, including the Notes. Base management fees for any partial calendar quarter will be appropriately pro-rated. The base management fee does not increase when we borrow funds, but will increase if we issue preferred stock, which we may do within the first twelve months following the completion of this offering.

In addition, we pay the Adviser an incentive fee based on our performance. The incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. No incentive fees are payable to our investment adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Eagle Point Administration, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash, such as the amount of any market discount we may accrue on debt instruments we purchase below par value, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% of our NAV per quarter (8.00% annualized). For such purposes, our quarterly rate of return is determined by dividing our Pre-Incentive Fee Net Investment Income by our reported net assets as of the prior period end. Our net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the 1.75% base management fee.

The incentive fee is paid to the Adviser as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of our NAV in any calendar quarter; and
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter (10.00% annualized) is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income.

The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind, or “PIK,” interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction of the incentive fees for such quarter.

No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.

The following is a graphical representation of the calculation of the incentive fee as well as examples of its application.

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Examples of Quarterly Incentive Fee Calculation (amounts expressed as a percentage of the value of net assets, and are not annualized)*

Alternative 1:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 0.5625%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.70%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 2.0125%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))

= (100.0% × (Pre-Incentive Fee Net Investment Income – 2.00%)) + 0%

= 100.0% × (2.0125% – 2.00%)

= 100.0% × 0.0125%

= 0.0125%

Alternative 3:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.25%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 2.5625%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is a incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))

= (100.0% × (2.50% – 2.00%)) + (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))

= (100.0% × (2.50% – 2.00%)) + (20% × (2.5625% – 2.50%))

= 0.5000% + .0125%

= 0.5125%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1)	Represents 8.00% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.

During the fiscal year ended December 31, 2014, we accrued $1.1 million in fees payable to the Adviser under the Investment Advisory Agreement, all of which remained payable as of December 31, 2014.

Payment of Expenses.  The Adviser’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including (without limitation): (1) the cost of calculating our NAV (including the cost and expenses of any independent valuation firm); (2) interest payable on debt, if any, incurred to finance our investments; (3) fees and expenses incurred by the Adviser or payable to third parties relating to, or associated with, making or disposing of investments, including legal fees and expenses, travel expenses and other fees and expenses incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights; (4) brokerage fees and commissions; (5) federal and state registration fees and exchange listing fees; (6) federal, state and local taxes; (7) costs of offerings or repurchases of our common stock and other securities; (8) the base management fee and any incentive fee; (9) distributions on our shares; (10) administration fees payable to Eagle Point Administrator under the Administration Agreement; (11) direct costs and expenses of administration and operation, including printing, mailing, long distance telephone and staff; (12) transfer agent and custody fees and expenses; (13) independent director fees and expenses; (14) the costs of any reports, proxy statements or other notices to our stockholders, including printing costs; (15) costs of holding stockholder meetings; (16) litigation, indemnification and other non-recurring or extraordinary expenses; (17) fees and expenses associated with marketing and investor relations efforts; (18) dues, fees and charges of any trade association of which we are a member; (19) fees and expenses associated with independent audits and outside legal costs; (20) fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (21) costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and (22) all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer, chief operating officer and any support staff.

License Agreement

We have entered into the License Agreement with the Adviser pursuant to which the Adviser has granted us a non-exclusive, royalty-free license to use the “Eagle Point Credit” name and logo. Under the License Agreement, we have a right to use the “Eagle Point Credit” name and logo, for so long as the Adviser or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice and is also terminable by the Adviser in the case of certain events of non-compliance. Other than with respect to this license, we have no legal right to the “Eagle Point Credit” name and logo.

The Administrator and the Administration Agreement

We have entered into an Administration Agreement, pursuant to which Eagle Point Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the Administration Agreement, Eagle Point Administration performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, Eagle Point Administration provides us with accounting services; assists us in determining and publishing our NAV; oversees the preparation and filing of our tax returns; monitors our compliance with tax laws and regulations; and prepares, and assists us with any audits by an independent public accounting firm of, our financial statements. The Administrator is also responsible for the printing and dissemination of reports to our stockholders and the maintenance of our website; provides support for our investor relations; generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others; and provides such other administrative services as we may from time to time designate. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. for which the fee is calculated based on our net assets (subject to a monthly minimum). The Administration Agreement may be terminated by us without penalty upon not less than 60 days’ written notice to Eagle Point Administration and by Eagle Point Administration upon not less than 90 days’ written notice to us. The Administration Agreement will be approved by the board of directors, including by a majority of our independent directors, on an annual basis, subject to an initial two-year term.

Limitation on Liability and Indemnification.  The Administration Agreement provides that Eagle Point Administration and its officers, directors, employees agents, control persons and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Administration Agreement. The Administration Agreement also provides for indemnification by us of Eagle Point Administration’s members, directors, officers, employees, agents, control persons and affiliates for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

MANAGEMENT

Our board of directors is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Our directors may appoint officers who assist in managing our day-to-day affairs.

The Board of Directors

The board of directors currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of us. We refer to these directors as our “independent directors.”

Under our certificate of incorporation and bylaws our board of directors is divided into three classes. The initial term of one class will expire at each of the first three annual meetings of our stockholders following our initial public offering, at which directors for such class will be elected for staggered three-year terms. Such classification may prevent replacement of a majority of the directors for up to a two-year period.

Duties of Directors; Meetings and Committees

Under our certificate of incorporation, our board of directors is responsible for managing our affairs, including the appointment of advisers and sub-advisers. The board of directors appoints officers who assist in managing our day-to-day affairs.

The board of directors has appointed Mr. Matthews as Chairperson. The Chairperson presides at meetings of the board of directors and may call meetings of the board and any committee whenever he deems necessary. The Chairperson participates in the preparation of the agenda for meetings of the board of directors and the identification of information to be presented to the board with respect to matters to be acted upon by the directors. The Chairperson also acts as a liaison with our management, officers and attorneys and the other directors generally between meetings. The Chairperson may perform such other functions as may be requested by the board of directors from time to time. Except for any duties specified in this prospectus or pursuant to our certificate of incorporation or bylaws, or as assigned by the board of directors, the designation of a director as Chairperson does not impose on that director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other director, generally.

The board of directors has designated Mr. Weiss as Lead Independent Director. The Lead Independent Director generally acts as a liaison between the other independent directors and our management, officers and attorneys in between meetings of the board of directors. The Lead Independent Director may perform such other functions as may be requested by the board of directors from time to time. Except for any duties specified in this prospectus or pursuant to our certificate of incorporation or bylaws, or as assigned by the board of directors, the designation of a director as Lead Independent Director does not impose on that director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other director, generally.

The board of directors believes that this leadership structure is appropriate because it allows the board of directors to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of directors and the full board of directors in a manner that enhances effective oversight. The board of directors also believes that having a majority of independent directors is appropriate and in the best interest of our stockholders. Nevertheless, the board of directors also believes that having interested persons serve on the board of directors brings corporate and financial viewpoints that are, in the board of directors’ view, crucial elements in its decision-making process. In addition, the board of directors believes that Mr. Majewski, Managing Partner of the Adviser, provides the board of directors with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the board of directors may be changed, at any time and in the discretion of the board of directors, including in response to changes in circumstances or our characteristics.

Committees of the Board of Directors

The board of directors has established two standing committees: the audit committee and the nominating committee. The current membership of each committee is set forth below. Interested directors are generally able to attend and participate in any committee meeting, as appropriate.

Audit	Nominating
Scott W. Appleby	Scott W. Appleby, Chair
Kevin F. McDonald	Kevin F. McDonald
Paul E. Tramontano	Paul E. Tramontano
Jeffrey L. Weiss, Chair	Jeffrey L. Weiss

Audit Committee

All of the members of the audit committee are independent directors, and each member is financially literate with at least one having accounting or financial management expertise. The board of directors has adopted a written charter for the audit committee. The audit committee recommends to the full board of directors the independent registered public accounting firm for us, oversees the work of the independent registered public accounting firm in connection with our audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The audit committee is also responsible for establishing guidelines and making recommendations to our board of directors regarding the valuation of our investments, which are considered when the board of directors accepts the value of our investments as described under “Determination of Net Asset Value.” Mr. Weiss serves as Chairperson of the audit committee. The audit committee met four times during the fiscal year ended December 31, 2014.

Nominating Committee

The nominating committee is comprised of all of the independent directors. The nominating committee periodically reviews the committee structure, conducts an annual self-assessment and makes the final selection and nomination of candidates to serve as independent directors. Our interested directors and the officers are nominated and selected by the board of directors. Mr. Appleby serves as Chairperson of the nominating committee. The nominating committee met four times during the fiscal year ended December 31, 2014.

In reviewing a potential nominee and in evaluating the renomination of current independent directors, the nominating committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgment; (iii) a commitment to understand the Company and the responsibilities of a director of an investment company; (iv) a commitment to regularly attend and participate in meetings of the board of directors and its committees; (v) the ability to understand potential conflicts of interest involving management of the Company and to act in the interests of all stockholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the stockholders and to fulfill the responsibilities of an independent director. The nominating committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing independent director continues, in the opinion of the nominating committee, to satisfy these criteria, we anticipate that the nominating committee would favor the renomination of an existing independent director rather than a new candidate. Consequently, while the nominating committee will consider nominees recommended by stockholders to serve as independent directors, the nominating committee may only act upon such recommendations if there is a vacancy on the board of directors or a committee determines that the selection of a new or additional independent director is in our best interests. In the event that a vacancy arises or a change in membership is determined to be advisable, the nominating committee will, in addition to any stockholder recommendations, consider candidates identified by other means, including candidates proposed by members of the nominating committee. The nominating committee may retain a consultant to assist it in a search for a qualified candidate. The nominating committee has adopted procedures for the selection of independent directors.

Any stockholder recommendation for independent director must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act, to be considered by the nominating committee. In evaluating a nominee recommended by a stockholder, the nominating committee, in addition to the criteria discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders. If the board of directors determines to include a stockholder’s candidate among the slate of nominees, the candidate’s name will be placed on our proxy card. If the nominating committee or the board of directors determines not to include such candidate among the board of directors’ designated nominees and the stockholder has satisfied the requirements of Rule 14a-8, the stockholder’s candidate will be treated as a nominee of the stockholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with our proxy statement.

Stockholders may communicate with the directors as a group or individually. Any such communication should be sent to the board of directors or an individual director c/o The Secretary of the Company at the following address: 20 Horseneck Lane, Greenwich, CT 06830. The Secretary may determine not to forward any letter to directors that does not relate to the business of the Company.

Risk Oversight

As a registered investment company, we are subject to a variety of risks, including investment risks, financial risks, compliance risks and operational risks. As part of its overall activities, the board of directors oversees the management of our risk management structure by various departments of the Adviser and the Administrator, as well as by our chief compliance officer. The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.

The board of directors recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. The board of directors discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the board of directors, the relevant committee chair or our chief compliance officer, who is directly accountable to the board of directors. As appropriate, the Chairperson of the board of directors and the committee chair confer among themselves, with our chief compliance officer, the Adviser, other service providers, external fund counsel and counsel to the independent directors, to identify and review risk management issues that may be placed on the board’s agenda and/or that of an appropriate committee for review and discussion with management.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The chief compliance officer is responsible for administering the policies and procedures.

Biographical Information about each Director

Information about our directors is as follows:

Name, Address(1) and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) – During the Past 5 Years
Interested Directors
Thomas P. Majewski Age: 40	Class III Director and Chief Executive Officer	Since inception; Term expires 2017	Managing Partner of the Adviser since September 2012; Managing Director and U.S. Head of CLO Banking at RBS from September 2011 to September 2012; President of AMP Capital Investors (US) Ltd. from August 2010 to September 2011; Partner at AE Capital Advisers (US) LLC from April 2008 to August 2010.
James R. Matthews Age: 48	Class II Director and Chairperson of the Board	Since inception; Term expires 2016	Principal of Stone Point since October 2011; Senior Managing Director and Co-Head of Private Equity for Evercore Partners Inc. from January 2007 to October 2011.
Independent Directors
Scott W. Appleby Age: 50	Class I Director	Since inception; Term expires 2018	President of Appleby Capital, Inc. since April 2009.
Kevin F. McDonald Age: 49	Class III Director	Since inception; Term expires 2017	Director of Business Development of Folger Hill Asset Management, LP since December 2014; Principal of Taylor Investment Advisors, LP since 2002; Chief Executive Officer of Taylor Investment Advisors, LP from 2006 to December 2014.
Paul E. Tramontano Age: 53	Class II Director	Since inception; Term expires 2016	Co-Chief Executive Officer of Constellation Wealth Advisors LLC since April 2007.
Jeffrey L. Weiss Age: 54	Class I Director	Since inception; Term expires 2018	Private Investor since June 2012; Global Head of Financial Institutions at Barclays from August 2008 to June 2012.

(1)	The business address of each our directors is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, CT 06830.

None of our directors serves, nor have they served during the last five years, on the board of directors of another company registered pursuant to Section 12 of the Exchange Act (or subject to the reporting requirements of Section 15(d) of the Exchange Act), or registered under the 1940 Act (including any other companies in a fund complex with us).

In addition to the description of each director’s “Principal Occupation(s)” set forth above, the following provides further information about each director’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the directors is an “expert” within the meaning of the federal securities laws.

Although the nominating committee has general criteria that guides its choice of candidates to serve on the board of directors (as discussed above under “— Committees of the Board of Directors”), there are no specific required qualifications for membership on the board of directors. The board of directors believes that the different perspectives, viewpoints, professional experience, education and individual qualities of each director represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the board of directors, and as part of its annual self-evaluation, the board of directors reviews the mix of skills and other relevant experiences of the directors.

Independent Directors

Scott W. Appleby.  Mr. Appleby is the President of Appleby Capital, Inc. and has more than 20 years of banking experience at Appleby Capital, Deutsche Bank, Robertson Stephens, ABN Amro and Paine Webber. As a senior equity analyst, he has written on global exchanges, alternative asset managers and financial technology. He was also one of the first Internet analysts and, in 1997, the first analyst to cover the electronic brokerage industry. Mr. Appleby remains an active writer and speaker on financial technology and Wall Street trends. Mr. Appleby serves on a number of private company and community boards. Mr. Appleby holds an M.B.A. from Cornell University and a B.S. from the University of Vermont.

Kevin F. McDonald.  Mr. McDonald has served as Director of Business Development of Folger Hill Asset Management, LP since December 2014. Mr. McDonald is also a Principal of Taylor Investment Advisors, LP and served as the Chief Executive Officer of Taylor Investment Advisors from 2006 to December 2014. Prior to co-founding Taylor Investment Advisors, Mr. McDonald was a Director at Larch Lane Advisors LLC, an alternative asset management firm specializing in multi-manager hedge fund portfolios, from 1999 to 2001. From 1994 to 1999, Mr. McDonald was a Vice President in the futures and options group at JP Morgan Securities. From 1991 to 1994, Mr. McDonald was an Assistant Treasurer and proprietary fixed-income trader at BSI Bank (subsidiary of Generali S.P.A.). Mr. McDonald began his career at Chemical Bank where he was a credit analyst in the corporate finance group. Mr. McDonald holds a B.A. from the University of Virginia.

Paul E. Tramontano.  Mr. Tramontano is the Co-Chief Executive Officer and a founding member of Constellation Wealth Advisors LLC since 2007. In that role, Mr. Tramontano is instrumental in crafting the strategic direction of the firm, and he serves on both the investment and executive management committees. In addition to his management responsibilities, Mr. Tramontano is directly engaged with the firm’s most important client relationships. Prior to forming Constellation, Mr. Tramontano spent 17 years at Citi Smith Barney, most recently as a Managing Director and Senior Advisor of Citi Family Office. Mr. Tramontano holds a B.S. from Villanova University and also holds a Certified Investment Management Analyst designation.

Jeffrey L. Weiss.  Mr. Weiss is a former Managing Director at Lehman Brothers and Barclays, where he also held a number of senior leadership positions. Mr. Weiss is currently a private investor (since 2012). From 2008 to 2012, Mr. Weiss served as Global Head of Financial Institutions at Barclays. Prior to joining Barclays, Mr. Weiss spent 25 years with Lehman Brothers, most recently as a Managing Director. From 2005 to 2008, Mr. Weiss served on Lehman’s management committee. From 2007 to 2008, Mr. Weiss was responsible for the financial institutions group businesses. From 2003 to 2007, Mr. Weiss had global responsibility for all new issue origination. From 1999 to 2003, Mr. Weiss was responsible for all global debt capital markets and also served on the investment banking committee. From 1996 to 1999, Mr. Weiss had global responsibility for all new issue risk and also served on the fixed-income executive committee. From 1992 to 1996, Mr. Weiss was responsible for the U.S. fixed-income syndicate business. From 1984 to 1992, Mr. Weiss served as a credit trader focusing on a number of different sectors. Mr. Weiss holds a B.S. in economics from the University of Wisconsin.

Interested Directors

Thomas P. Majewski.  Information regarding Mr. Majewski is included under “The Adviser and the Administrator — Portfolio Managers” above.

James R. Matthews.  Mr. Matthews was appointed to the board of directors as a representative of the Trident V Funds. Mr. Matthews is currently a Principal of Stone Point. He joined Stone Point from Evercore

Partners Inc., where he was a Senior Managing Director and Co-Head of Private Equity. From 2000 to 2007, Mr. Matthews was with Welsh, Carson, Anderson & Stowe, where he was a General Partner and focused on investments in the information services and business services sectors. Previously, Mr. Matthews was a General Partner of J.H. Whitney & Co. and started his career as an Analyst in the mergers and acquisitions group of Salomon Brothers Inc. Mr. Matthews serves as a director of the Adviser. He is a director of Frenkel & Company and of the Trident Fund portfolio companies Black Mountain Systems, LLC, Enhanced Capital Partners, LLC, NEBCO Insurance Services, LLC and Tree Line Capital Partners, LLC. Mr. Matthews holds a B.S. from Boston College and an M.B.A. from the Harvard Business School.

Executive Officers

Information regarding our executive officers who are not directors is as follows:

Name, Address(1) and Age	Positions Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 47	Chief Financial Officer, Chief Compliance Officer and Secretary	Since July 2014	Chief Financial Officer and Chief Compliance Officer of the Adviser since July 2014; Executive Director of Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014; Chief Financial Officer of Sailfish Capital, from December 2006 to August 2008.

(1)	The address for each of our officers is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, CT 06830. All of our officers are also officers or employees of the Adviser or affiliated companies.

Kenneth P. Onorio.  Mr. Onorio is the Company’s Chief Financial Officer, Chief Compliance Officer and Corporate Secretary since July 2014. Mr. Onorio also serves as the Chief Financial Officer, Chief Compliance Officer and Director for Eagle Point Credit Partners LP. Prior to joining the Adviser in 2014, Mr. Onorio was an Executive Director within Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014. During his tenure at JPMorgan, his responsibilities included managing Hedge Fund and Private Equity Fund Administration. Prior to JPMorgan, Mr. Onorio was the Chief Financial Officer at Sailfish Capital LLC, a multi-strategy credit fund from 2006 to 2008. Mr. Onorio received his B.S. in accounting from Fordham University and is a Certified Public Accountant (inactive).

Director Compensation

Our independent directors received the amounts set forth in the following table from us for the fiscal year ended December 31, 2014.

Name	Aggregate Compensation from the Company(1)
Independent Directors
Scott W. Appleby	$21,750
Kevin F. McDonald	$20,500
Paul E. Tramontano	$20,500
Jeffrey L. Weiss	$23,625

(1)	We do not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on our board of directors, each of our independent directors receives an annual fee of $75,000. The chairman of the audit committee receives an additional annual fee of $12,500 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities. In addition, each of our independent directors receives $1,250 for each in-person meeting of the board of directors attended and $500 per each committee meeting attended that is not held in conjunction with a meeting of the board of directors, as well as reasonable out-of-pocket expenses incurred in attending our board of directors and committee meetings. No compensation is, or is expected to be, paid to directors who are “interested persons” of us, as such term is defined in the 1940 Act.

Director Ownership of Company Shares

The table below sets forth the dollar range of the value of our common stock that is owned beneficially by each director as of December 31, 2014. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Interested Directors
Thomas P. Majewski	over $100,000
James R. Matthews	None
Independent Directors
Scott W. Appleby	over $100,000
Kevin F. McDonald	$50,001 – $100,000
Paul E. Tramontano	over $100,000
Jeffrey L. Weiss	over $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.

DETERMINATION OF NET ASSET VALUE

We determine the NAV per share of our common stock by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses, borrowings and interest payables) by the total number of outstanding shares of our common stock on a quarterly basis. The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically fair value each individual investment on at least a quarterly basis (with certain exceptions for investments that represent a de minimis percentage of our portfolio, which are fair valued by the Adviser), and may fair value such investments on a more frequent basis as necessary.

Our investment portfolio is valued at least each quarter, after the board of directors has considered the recommendation(s) of the audit committee. The audit committee considers the Adviser’s recommendation of fair value as determined in accordance with our valuation policies and procedures. In support of the board of directors, the audit committee reviews information compiled by the Adviser, including a financial summary, covenant compliance review and recent trading activity in the security, if known, as well as valuations generated by one or more third party models that take into account various market inputs. Available information, including non-binding indicative bids which may not be considered reliable, is presented to the audit committee to consider when determining that the fair value has been determined in accordance with our valuation policies and procedures and when making its recommendation to accept the fair value to the board of directors, which the board of directors then considers when accepting the fair value of the investment portfolio.

In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the audit committee considers the number of trades, the size and timing of each trade and other circumstances around such trades, to the extent such information is available, in making its determination of fair value. As noted above, valuation of certain investments is also based upon one or more third party valuation models. Our board of directors has also engaged third-party valuation firms to provide assistance to the audit committee and our board of directors in valuing certain of our investments. The audit committee and board of directors evaluate the impact of such additional information, and factor it into their consideration of fair value.

CONFLICTS OF INTEREST

Affiliations of the Adviser and Administrator

The Adviser and Administrator are affiliated with other entities engaged in the financial services business. In particular, the Adviser and Administrator are affiliated with Stone Point, and certain members of the Adviser’s board of managers are principals of Stone Point. Pursuant to certain management agreements, Stone Point has received delegated authority to act as the investment manager of the Trident V Funds. The Trident V Funds are direct holders of our common stock. The Trident V Funds also hold a controlling interest in the Adviser (and therefore, indirectly the Administrator, which is wholly owned by the Adviser). The Trident V Funds and other private equity funds managed by Stone Point invest in financial services companies. These relationships may cause the Adviser’s, Administrator’s or certain of their affiliates’ interests to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest.

Other Accounts

The Adviser is responsible for the investment decisions made on our behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates (including Stone Point) to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for our account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between us and any other account managed by such person. See below “— Allocations of Opportunities.” Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. Additionally, accounts managed by the Adviser or certain of its affiliates may hold certain investments in CLOs, such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as us. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including us.

In addition, Stone Point and its affiliates, and the investment funds managed by Stone Point and such affiliates, may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with us.

Our executive officers and directors, as well as the current and future members of the Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders.

Further, the professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among us and its affiliates and other business ventures or clients.

Allocations of Opportunities

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Investment Advisers Act of 1940, or the “Advisers Act,” the 1940 Act and other applicable laws. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it.

Stone Point-Related Investments

Portfolio companies of investment funds managed by Stone Point and other affiliates of Stone Point may engage in lending activities, which could result in us investing in CLOs that include loans underwritten by such a portfolio company or affiliate. In addition, the CLOs in which we expect to invest consist principally of senior secured loans, which in many cases may be issued to operating companies that are primarily owned by private equity funds, including funds that may be managed by Stone Point or its affiliates. In addition to the above, because portfolio companies of such investment funds engage in a wide range of businesses, such entities may engage in other activities now or in the future that create a conflict of interest for the Adviser with respect to its management of us. Any of these potential transactions and activities may result in the Adviser having a conflict of interest that may not be resolved in a manner that is always or exclusively in our best interest or in the best interest of our stockholders.

Material Non-Public Information

By reason of the advisory and/or other activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, it may not be able to initiate a transaction for our account that it otherwise might have initiated. As a result, we may be frozen in an investment position that we otherwise might have liquidated or closed out or may not be able to acquire a position that we might otherwise have acquired.

Co-Investments and Related Party Transactions

In the ordinary course of business, we may enter into transactions with persons who are affiliated with us by reason of being under common control of the Adviser or its affiliates, including Stone Point (for example, the Administrator is wholly owned by the Adviser). In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between us, the Adviser and its affiliates and our employees and directors. We will not enter into any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval of our board of directors or exemptive relief for such transaction. Our affiliations may require us to forgo attractive investment opportunities.

We may co-invest on a concurrent basis with other accounts managed by the Adviser subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. We have received exemptive relief from the SEC that permits us to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, subject to certain conditions including (i) that a majority of our directors who have no financial interest in the transaction and a majority of our directors who are not interested persons, as defined in the 1940 Act, of ours approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

Code of Ethics and Compliance Procedures

In order to address the conflicts of interest described above, we have adopted a code of ethics under Rule 17j-l of the 1940 Act. Similarly, the Adviser has separately adopted the Adviser Code of Ethics. The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. In addition, each code of ethics is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

U.S. FEDERAL INCOME TAX MATTERS

The following is a description of the material U.S. federal income tax consequences of owning and disposing of shares of the Notes and of some of the important U.S. federal income tax considerations affecting us. The discussion below provides general tax information related to an investment in the Notes, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Notes. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including holders of Notes subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elects to use a market-to-market method of accounting for their securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold the Notes as capital assets (within the meaning of the Code). If a partnership (including an entity or arrangement classified as a partnership for U.S. federal tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner, member or owner of such entity generally will depend upon the status of such partner, member, or owner, the activities of such entity, as well as certain determinations made at the partner, member, or owner level. Such entities holding Notes and persons holding interests in such entities should consult their own tax advisors as to the consequences of holding the Notes in their individual circumstances. The discussion is based upon the Code, regulations issued by the U.S. Department of Treasury under the Code, or the “Treasury Regulations,” and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the “IRS,” regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

Important U.S. Federal Income Tax Considerations Affecting Us

We have elected to be treated, and intend to qualify each tax year, as a RIC under the Code, commencing with our tax year ended November 30, 2014. Accordingly, we must satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent we qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income paid to our stockholders in the form of dividends or capital gains distributions.

To qualify as a RIC for U.S. federal income tax purposes, we must derive at least 90% of our annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to our business of investing in stock, securities and currencies. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, we must also satisfy certain requirements with respect to the diversification of our assets. We must have, at the close of each quarter of the tax year, at least 50% of the value of our total assets represented by cash, cash items, U.S. government securities, securities of other RICs and other securities that, in respect of any one issuer, do not represent more than 5% of the value of our assets nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of our assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which we control and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If we fail to satisfy the 90% gross income test described above, or the “Income Test,” we will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure pursuant to Treasury Regulations to be adopted, and (ii) we pay an excise tax equal to the excess non-qualifying income. If we fail to meet the asset diversification test described above with respect to any quarter, we will nevertheless be considered to have satisfied the requirements for such quarter if we cure such failure within six months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure under Treasury Regulations to be adopted and pay an excise tax.

As a RIC, we generally will not be subject to federal income tax on our investment company taxable income (as that term is defined in the Code) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each tax year as dividends to stockholders, provided that we distribute dividends of an amount at least equal to the sum of 90% of our investment company taxable income, determined without regard to any deduction for dividend paid, plus 90% of our net tax-exempt interest income for such tax year. We intend to distribute to our stockholders, at least annually, substantially all of our investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we distribute (or be deemed to have distributed) by December 31 of each calendar year dividends of an amount generally at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such calendar year, (ii) 98.2% of our capital gain net income, adjusted for certain ordinary losses and generally computed on the basis of the one-year period ending on October 31 of such calendar year and (iii) 100% of any ordinary income and capital gain net income from prior calendar years (as previously computed) that were not paid out during such calendar years and on which we paid no U.S. federal income tax.

For purposes of the Income Test, income that we earn from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for us as in the hands of such an entity; consequently, we may be required to limit our equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.

Some of the income and fees that we may recognize will not satisfy the Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual PIK interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Distribution Requirements, even though we will not have received any corresponding cash amount.

We may invest (directly or indirectly through an investment in an equity interest in a CLO treated as a partnership for U.S. federal income tax purposes) a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income that we do not become subject to U.S. federal income or excise tax.

Some of the CLOs in which we invest may constitute PFICs. Because we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or a “QEF,” in lieu of the foregoing requirements, we will be required to include in income each tax year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each tax year (as well as on certain other dates prescribed in the Code) our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as an ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our ordinary income. Under either election, we may be required to recognize in a tax year taxable income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that tax year, and we may be required to distribute such taxable income to satisfy the U.S. federal income or excise tax distribution requirements described above.

If we hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such tax year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Distribution Requirements.

FATCA generally imposes a U.S. federal withholding tax of 30% on (i) U.S. source periodic payments, including interest and dividends, and (ii) after December 31, 2016, payments of gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect our operating results and cash flows.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for deductions available to certain U.S. corporations under the Code as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While we may not always be successful in doing so, we will seek to avoid or minimize the adverse tax consequences of our investment practices.

We may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if we enter into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the tax year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in our hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by us for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by us.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if we holds a short sale position with respect to securities that have appreciated in value, and we then acquire property that is the same as or substantially identical to the property sold short, we generally will recognize gain on the date we acquire such property as if the short sale were closed on such date with such property. Similarly, if we hold an appreciated financial position with respect to securities and then enter into a short sale with respect to the same or substantially identical property, we generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date we enter into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Taxation of Note Holders

Taxation of U.S. holders.  Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting. For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more United States persons and the primary supervision of a court in the United States, or (b) that has a valid election (under applicable Treasury Regulations) to be treated as a United States person for U.S. federal income tax purposes, or (iv) an estate the income of which is subject to U.S. federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding calendar year, and one-sixth of the days present in the second preceding calendar year. Individuals who are residents for such purposes are subject to U.S. federal income tax as if they were United States citizens.

Upon the sale, exchange, redemption or retirement of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or retirement (excluding any amounts representing accrued and unpaid interest, which are treated as ordinary income) and the U.S. holder’s tax basis in the Note. A U.S. holder’s tax basis in a Note generally will equal the amount of the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for preferential rates of taxation, currently at a rate of either 15% or 20%, depending on whether the U.S. holder’s income exceeds certain threshold amounts, and the deductibility of capital losses is subject to certain limitations prescribed under the Code. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts, such as, for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Taxation of Non-U.S. Holders.  A non-U.S. holder generally will not be subject to United States federal income or withholding taxes on payments of principal or interest on a Note provided that in the case of interest on a Note (i) the interest is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a CFC related to the Company through sufficient stock ownership, (iii) the recipient is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder provides to the applicable withholding agent a statement on an IRS Form W-8BEN or W-8BEN-E (or other applicable form) signed under penalties of perjury that includes its name and address and certifies that it is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to withholding of United States federal income tax on payments of interest on the Notes at a rate of 30% unless (i) the interest is effectively connected with the conduct of a United States trade or business, in which case the interest will be subject to United States federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, this withholding. In the case of a non-U.S. holder that is a corporation for U.S. federal income tax purposes and that receives income that is effectively connected with the conduct of a United States trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because interest is effectively connected with a United States trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms to the applicable withholding agent.

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption or retirement of a Note, provided the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a United States trade or business.

Medicare Tax on Net Investment Income.  A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of interest on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of Notes, less certain deductions. Prospective investors in the Notes should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Information Reporting and Backup Withholding.  A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 28% on, and will be subject to information reporting requirements with respect to, payments of principal or interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

If you are a non-U.S. holder, generally, the applicable withholding agent must report to the IRS and to you payments of interest on the Notes and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which you reside under the provisions of a treaty or agreement. In general, backup withholding will not apply to payments of interest on your Notes if you have provided to the applicable withholding agent the required certification that you are not a U.S. person and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person. Information reporting and, depending on the circumstances, backup withholding will apply to payment to you of the proceeds of a sale or other disposition (including a retirement or redemption) of your Notes within the United States or conducted through certain U.S.-related financial intermediaries, unless you certify under penalties of perjury that you are not a U.S. person or you otherwise establish an exemption, and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person.

You should consult your own tax advisor regarding the application of information reporting and backup withholding in your particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA Withholding on Payments to Certain Foreign Entities.  FATCA generally imposes a U.S. federal withholding tax of 30% on (i) interest earned in respect of a debt instrument, and (ii) the gross proceeds from the disposition of a debt obligation paid after December 31, 2016, which, in each case, would include the Notes, to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply with certain certification and information reporting requirements. FATCA withholding taxes apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from withholding taxes pursuant to an applicable tax treaty with the United States or under U.S. domestic law. If FATCA withholding taxes are imposed with respect to any payments of interest or proceeds made under the Notes, holders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such interest or proceeds will be required to seek a credit or refund from the IRS in order to obtain the benefit of such exemption or reduction, if any. Prospective investors in the Notes should consult their own tax advisors regarding the effect, if any, of the FATCA rules for them based on their particular circumstances.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL, our certificate of incorporation and our amended and restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our authorized classes of securities as of July 30, 2015:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock, par value $0.001 per share	100,000,000	—	13,814,526
Preferred stock, par value $0.001 per share	20,000,000	—	1,818,000
% Notes due 2020		—	—

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to holders of our common stock if, as and when authorized by the board of directors and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Dividend Reinvestment Plan.  We have established an automatic dividend reinvestment plan, or the “DRIP.” Each holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of our common stock are automatically reinvested in additional shares of our common stock by American Stock Transfer & Trust Company, LLC, or the “DRIP Agent.” Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of our common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash. Reinvested distributions increase our stockholders’ equity on which a management fee is payable to the Adviser.

If we declare a distribution payable either in cash or in shares of common stock, we will issue shares of common stock to participants at a value equal to 95% of the market price per share of common stock at the close of regular trading on the payment date for such distribution. The number of additional shares of common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by 95% of the market price. However, we reserve the right to purchase shares in the open market in connection with our implementation of the DRIP. If we declare a distribution to holders of our common stock, the DRIP Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if (i) the price at which newly issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) we have advised the DRIP Agent that since such NAV was last determined, we have become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the DRIP Agent would credit newly issued shares to stockholders.

There are no brokerage charges with respect to shares of common stock issued directly by us. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.10 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of our common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If a holder of our common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of our common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP Plan after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP Plan, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, we and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by us.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Preferred Stock

We are authorized to issue 20,000,000 shares of preferred stock. We currently have 1,818,000 shares of Series A Term Preferred Stock outstanding. Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

Series A Term Preferred Stock.

Redemption.  We are required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022. In addition, if we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200% as of the close of business on the last business day of any calendar quarter and such failure is not cured by the close of business on the date that is 30 calendar days following the filing date of our Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Quarterly Report on Form N-Q, as applicable, for that quarter, we will be required to redeem shares of preferred stock, including Series A Term Preferred Stock, at least equal to the lesser of (1) the minimum number of shares of preferred stock that will result in us having asset coverage of at least 200% and (2) the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. In connection with any redemption for failure to maintain such asset coverage, we may, in our sole option, redeem such additional number of shares of preferred stock that will result in asset coverage up to and including 285%. At any time on or after June 29, 2018, we may, in our sole option, redeem the outstanding shares of Series A Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption. The price that we will pay to redeem shares of the Series A Term Preferred stock pursuant to any redemption will equal $25 per share plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the redemption date.

Ranking and Liquidation.  The shares of Series A Term Preferred Stock are senior securities that constitute capital stock. The Series A Term Preferred Stock rank (i) senior to shares of our common stock in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs; (ii) equal in priority with all other future series of preferred stock we may issue as to payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of our affairs; and (iii) subordinate in right of payment to the holders of any future senior indebtedness. In the event of liquidation, dissolution or winding up of our affairs, holders of Series A Term Preferred Stock will be entitled to receive a liquidation distribution equal to $25 per share, or the “Liquidation Preference,” plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.

Dividends.  We intend to pay monthly dividends on the Series A Term Preferred Stock at a fixed annual rate of 7.75% of the Liquidation Preference ($1.9375 per share per year), or the “Dividend Rate.” If we fail to redeem the Series A Term Preferred Stock as required on June 30, 2022, or fail to pay any dividend on the payment date for such dividend, the Dividend Rate will increase by 2% per annum until we redeem the Series A Term Preferred Stock or pay the dividend, as applicable. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Voting Rights.  Except as otherwise provided in our certificate of incorporation or as otherwise required by law, (1) each holder of Series A Term Preferred Stock is entitled to one vote for each share of Series A Term Preferred Stock held on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding preferred stock, including the Series A Term Preferred Stock, and common stock vote together as a single class; provided that holders of preferred stock, including the Series A Term Preferred Stock, voting separately as a class, are entitled to elect at least two (2) of our directors and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series A Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses.  The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our certificate of incorporation provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law.  The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. Our board of directors has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors.  Our bylaws provide that the affirmative vote of a plurality of all votes cast by stockholders present in person or by proxy at an annual or special meeting of the stockholders and entitled to vote thereat will be sufficient to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

For so long as any series of our preferred stock are outstanding, the holders of our preferred stock, voting as a class, will be entitled to elect two of our directors.

Classified Board of Directors.  Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies.  Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on an unclassified board such as our board of directors may be removed, with our without cause, by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast generally for the election of directors. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders.  Under our certificate of incorporation, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings.  Our bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, our certificate of incorporation provides that, in lieu of a meeting, any such action may be taken by unanimous written consent of our stockholders. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders.  Our bylaws provide that, except as required by law, special meetings of stockholders may be called by our board of directors, the chairperson of the board and our chief executive officer.

Conflict with the 1940 Act.  Our bylaws provide that, if and to the extent that any provision of the DGCL or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Potential Conversion to Open-End Fund

We may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of our directors then in office, (ii) the holders of not less than 75% of our outstanding shares entitled to vote thereon and (iii) such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of our portfolio likely could prohibit us from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in our investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, the shares of our common stock would cease to be listed on the NYSE or other national securities exchange or market system. Any outstanding shares of our preferred stock would be redeemed by us prior to such conversion. Our board of directors believes, however, that the closed-end structure is desirable, given our investment objectives and policies. Investors should assume, therefore, that it is unlikely that the board of directors would vote to convert us to an open-end management investment company. Stockholders of an open-end management investment company may require the open-end management investment company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. We would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If we were converted to an open-end fund, it is likely that new shares of our common stock would be sold at NAV plus a sales load.

Repurchase of Shares and Other Discount Measures

Because shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAVs, the board of directors may from time to time determine that it may be in the interest of the holders of our common stock to take certain actions intended to reduce such discount. The board of directors, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for shares our common stock and will consider such factors as the market price of shares of our common stock, the NAV per share of our common stock, the liquidity of our assets, the effect on our expenses, whether such transactions would impair our status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on our ability to consummate such transactions. There are no assurances that the board of directors will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in share of our common stock trading at a price which is equal to or approximates their NAV.

In recognition of the possibility that shares of our common stock might trade at a discount to the NAV of such shares and that any such discount may not be in the interest of the holders of our common stock, the board of directors, in consultation with the Adviser, from time to time may review the possible actions to reduce any such discount.

DESCRIPTION OF THE NOTES

The Notes will be issued under an indenture and the first supplemental indenture thereto, to be entered into between us and American Stock Transfer & Trust Company, LLC, as trustee. We refer to the indenture and the first supplemental indenture thereto collectively as the “Indenture” and to American Stock Transfer & Trust Company, LLC as the “Trustee.”

The Notes are governed by the Indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The Trustee has two main roles. First, the Trustee can enforce your rights against us if we default. There are some limitations on the extent to which the Trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the Trustee performs certain administrative duties for us with respect to our Notes.

This section includes a description of the material terms of the Notes and the Indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the Indenture. We urge you to read the Indenture because it, and not this description, defines your rights as a holder of the Notes. The Indenture has been attached as an exhibit to the registration statement of which this prospectus forms a part and filed with the SEC. See “Additional Information” for information on how to obtain a copy of the Indenture.

General

The Notes initially are being offered in the aggregate principal amount of $          .

The Notes will mature on August     , 2020. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is    % per year and will be paid every February 28 (or 29 in the case of a leap year) and August 31, beginning February 29, 2016. The regular record dates for interest payments will be every February 15 and August 15, commencing February 15, 2016. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including           , 2015, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We will issue the Notes in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

The Indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

The Notes rank senior to our common stock and preferred stock as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs. Under the 1940 Act and pursuant to the Indenture, we may only issue one class of senior securities representing indebtedness. We have the ability, without the consent of the holders thereof, to reopen the Notes and issue additional Notes having identical terms and conditions as the Notes, except for the offering price and the issue date, in one or more series. We may also issue additional series of debt securities in accordance with the limitations of the 1940 Act. So long as any Notes are outstanding, additional debt securities must rank in parity with the Notes with respect to the payment of interest and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs. In addition, we may also enter certain other evidences of indebtedness (including bank borrowings and commercial paper) representing senior securities. We may also borrow in amounts up to 5% of our total assets if the borrowing is for temporary purposes only (i.e., if it is to be repaid within 60 days and not extended or renewed).

Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness (i.e., indebtedness other than borrowings for temporary purposes), including the Notes, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets

(including the proceeds of indebtedness), less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

While any indebtedness and senior securities remain outstanding, we cannot make distributions to our stockholders or repurchase our capital stock unless we meet the applicable asset coverage requirements at the time of, and after giving effect to, the distribution or repurchase.

The Notes are unsecured obligations of us and, upon our liquidation, dissolution or winding up, will rank (1) senior to the outstanding shares of our common stock and our preferred stock, (2) pari passu (or equally) with our existing and future unsecured indebtedness, (3) effectively subordinated to any existing or future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, and (4) structurally subordinated to all existing and future indebtedness of our subsidiaries, financing vehicles or similar facilities.

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option, upon not less than 30-days’ nor more than 60-days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price equal to the greater of (i) 100% of the outstanding principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of such payments of interest accrued to, but not including, the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate plus 50 basis points; plus, in each case, accrued and unpaid interest payments otherwise payable thereon for the then-current semi-annual interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the Indenture. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

“Treasury Rate” means with respect to the Notes, on a redemption date, the rate per annum equal to:

•	the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the remaining term of the Notes to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight-line basis rounding to the nearest month; or
•	if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

The Treasury Rate will be calculated at 5:00 p.m. (New York City time) on the third business day preceding the redemption date by the Quotation Agent.

“Comparable Treasury Issue” means, with respect to any redemption date for the Notes, the United States Treasury security selected by the Quotation Agent that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date for the Notes, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, such average in any case to be determined by the Quotation Agent, or (3) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means, with respect to any redemption date for the Notes, as applicable, the Reference Treasury Dealer appointed by us.

“Reference Treasury Dealer” means, with respect to any redemption date for the Notes, (1) each of J.P. Morgan Securities, LLC and Citigroup Global Markets, Inc. (or their respective affiliates) and a Primary Treasury Dealer (as defined below) selected by us (or its respective affiliates which are primary U.S. Government securities dealers) and their respective successors; provided, however, that if any of them shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), we will substitute for it another Primary Treasury Dealer and (2) any other Primary Treasury Dealer or Dealers selected by us.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date for the Notes, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day in the City of New York preceding such redemption date.

Redemption for Asset Coverage

If we fail to maintain asset coverage (as defined in the 1940 Act) with respect to securities issued under the Indenture, including the Notes, of at least 300% and such failure is not cured as of the close of business on the Asset Coverage Cure Date, we will fix a redemption date and proceed to redeem Notes as described below at a price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus unpaid interest payable thereon for the then-current semi-annual interest period accrued to the date fixed for redemption. We will redeem out of funds legally available an aggregate principal amount of securities issued under the Indenture (which at our discretion may include any number or portion of the Notes) that when combined with any shares of our preferred stock redeemed pursuant to mandatory redemption for failing to maintain the asset coverage required by 1940 Act for such preferred stock, (1) results in us having asset coverage of at least 300% or (2) if smaller, the maximum aggregate principal amount of such securities that can be redeemed out of funds legally available for such redemption; provided that in connection with any such redemption for failure to maintain the asset coverage required by the 1940 Act, we may, at our sole option, redeem such additional amount of Notes that will result in our having asset coverage of up to and including 385%. We will effect a redemption on the date fixed by us, which date will not be later than 90 calendar days after the Asset Coverage Cure Date, except that if we do not have funds legally available for the redemption of all of the aggregate principal amount of Notes which have been designated to be redeemed or we otherwise are unable to effect such redemption on or prior to 90 calendar days after the Asset Coverage Cure Date, we will redeem those Notes which we were unable to redeem on the earliest practicable date on which we are able to effect such redemption.

Global Securities

DTC will act as securities depository for the Notes. The Notes will be issued as fully registered securities, registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the

Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “— Book-Entry Procedures” below.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Payment and Paying Agents

We will pay interest to the person listed in the Trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Book-Entry Procedures.”

Payments on Certificated Securities

In the event the Notes become represented by certificates, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date by a check mailed on the interest payment date to the holder of the Note at his or her address shown on the Trustee’s records as of the close of business on the record date. We will make all payments of principal and premium, if any, by check at the office of the Trustee in New York, New York and/or at other offices that may be specified in the Indenture or a notice to holders against surrender of the Note.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the Notes by wire transfer of immediately available funds to an account at a bank in the United States, on the due date. To request payment by wire, the holder must give the Trustee appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the Indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the Indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes and is not cured, as described later in this subsection. The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of, or any premium on, any Note when due and payable, and such default is not cured within five days.
•	We do not pay interest on any Note when due, and such default is not cured within 30 days.
•	We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the Trustee or holders of at least 25% of the principal amount of the Notes.
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 90 days.
•	On the last business day of each of twenty-four consecutive calendar months, all series of our debt securities together have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to exemptive relief, if any, granted to us by the SEC.

An Event of Default for the Notes does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The Trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the Trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all of the Notes to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the Trustee all amounts due and owing with respect to the Notes (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The Trustee is not required to take any action under the Indenture at the request of any holders unless the holders offer the Trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the Trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the Trustee. The Trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the Trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	you must give the Trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of the Notes must make a written request that the Trustee take action because of the default and must offer the Trustee reasonable indemnity, security or both against the cost and other liabilities of taking that action;
•	the Trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the Notes must not have given the Trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after         , 2020.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the Trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the Trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the Indenture and the Notes, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:

•	in the payment of principal or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the Indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer all of our assets, the resulting entity must agree to be legally responsible for our obligations under the Notes;
•	the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and
•	we must deliver certain certificates and documents to the Trustee.

Modification or Waiver

There are three types of changes we can make to the Indenture and the Notes.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the Notes;
•	reduce any amounts due on the Notes;
•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;
•	change the place or currency of payment on a Note;
•	impair your right to sue for payment on the Notes following the date on which such amount is due and payable;
•	reduce the percentage in principal amount of holders of Notes whose consent is needed to modify or amend the Indenture; and
•	reduce the percentage in principal amount of holders of Notes whose consent is needed to waive compliance with certain provisions of the Indenture or to waive certain defaults.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not materially adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the Indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under the Indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in the Indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting.

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the Indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the Indenture or the Notes or request a waiver.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the Indenture by delivering to the Trustee for cancellation all outstanding Notes or by depositing with the Trustee after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the Indenture by us. Such discharge is subject to terms contained in the Indenture.

Defeasance

The following defeasance provisions will be applicable to the Notes. “Defeasance” means that, by depositing with the Trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the Indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the Indenture, and while the Notes could not be accelerated for any reason, the holders of Notes nonetheless would be guaranteed to receive the principal and interest owed to them.

Covenant Defeasance

Under current U.S. federal income tax law and the Indenture, we can make the deposit described below and be released from some of the restrictive covenants in the Indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

•	since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•	we must deliver to the Trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;
•	we must deliver to the Trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the Indenture or any of our other material agreements or instruments; and
•	no default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the Trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;
•	we must deliver to the Trustee a legal opinion confirming that there has been a change in current U.S. federal income tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit. Under current U.S. federal income tax law the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit;
•	we must deliver to the Trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the Indenture or any of our other material agreements or instruments; and
•	no default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your Notes were effectively subordinated as described later under “— Indenture Provisions — Ranking,” such subordination would not prevent the Trustee under the Indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such Notes for the benefit of the subordinated debtholders.

Other Covenants

In addition to any other covenants described in this prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by us and related matters, the following covenants will apply to the Notes:

•	We agree that will remain at all times a non-diversified closed-end management investment company for purposes of the 1940 Act.
•	We agree that for the period of time during which the Notes remain outstanding our payment obligations under the Indenture and the Notes will at all times rank pari passu, without preference or priority, with all of our existing and future unsecured indebtedness and senior to any preferred stock we may issue.
•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC, if any. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 300% after such borrowings. See “Risk Factors — Risks Relating to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”
•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) of the 1940 Act or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC, if any, and (ii) no-action relief granted by the SEC to another closed-end investment company (or to us if we determine to seek such similar no-action or other relief) permitting the closed-end investment company to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) of the 1940 Act in order to maintain the closed-end investment company’s status as a RIC under Subchapter M of the Code. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 300% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.
•	If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 60 days after the close of our fiscal year end, and our unaudited interim consolidated financial statements, within 60 days after the close of our second fiscal quarter end. All such financial statements will be prepared, in all material respects, in accordance with applicable GAAP.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $1,000.

Holders may exchange or transfer their certificated securities at the office of the Trustee. We have appointed the Trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If we redeem any of the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to determine and fix the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.

If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

Resignation of Trustee

The Trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the Indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Ranking

As unsecured obligations of us, the Notes will rank:

º	pari passu, or equal, with any of our future unsecured indebtedness;
º	effectively subordinated to all of our future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness; and
º	structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

Concerning the Trustee

The Trustee is one of a number of banks with which we maintain ordinary banking relationships. We will appoint the Trustee as registrar and paying agent under the Indenture.

Governing Law

The Indenture and the Notes will be governed by, and construed in accordance with, the laws of the State of New York.

Book-Entry Procedures

DTC will act as securities depository for the Notes. The Notes will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC.

DTC has informed us that it is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or “Direct Participants,” deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation, or “DTCC.”

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or “Indirect Participants.” DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

UNDERWRITING

Incapital LLC is acting as sole book-running manager. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, the underwriter agreed to purchase, and we have agreed to sell to the underwriter, $    million aggregate principal amount of Notes.

The underwriting agreement provides that the obligations of the underwriter to purchase the Notes are subject to certain conditions precedent, including the absence of any material adverse change in our business and the receipt of certain certificates, opinions and letters from us, our counsel and our independent registered public accounting firm. The underwriter is obligated to purchase all of the Notes included in this offering (other than those covered by the over-allotment option) if it purchases any of the Notes.

Commission and Discount

The underwriter has advised that it proposes to initially offer some of the Notes directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Notes to certain dealers at the public offering price less a concession not in excess of    % of the aggregate principal amount of the Notes. The sales load is equal to   % of the public offering price of the Notes. If all of the Notes are not sold at the public offering price, the underwriter may change the public offering price and other selling terms. Investors must pay for any Notes purchased on or before    , 2015. The underwriter has advised us that it does not intend to confirm any sales to any accounts over which it exercises discretionary authority.

The following table shows the sales load to be paid to the underwriter in connection with this offering. This offering will conform with the requirements set forth in FINRA Rule 5110. The sum of all compensation to the underwriter in connection with this offering of the Notes, including the sales load, will not exceed    % of the total public offering price of the Notes sold in this offering.

	Per Note	Total
Public offering price	100%	$
Sales load (underwriting discounts and commissions)	%	$
Proceeds to us before offering expenses	%	$

We estimate that the total expenses of this offering, excluding the sales load, will be approximately $    . As part of our payment of our offering expenses, we have agreed to pay expenses related to the fees and disbursements of counsel to the underwriter, in an amount not to exceed $5,000 in the aggregate, in connection with the review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Notes.

Over-allotment Option

The underwriter holds an option, exercisable for 30 days from the date of this prospectus, to purchase from us up to an additional $    million aggregate principal amount of the Notes at the public offering price less the sales load. The underwriter may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering.

No Sales of Similar Securities

Subject to certain exceptions, we have agreed not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any debt securities issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by us or file or cause to be declared effective a registration statement under the Securities Act with respect to any of the foregoing, without the consent of the underwriter, for a period of 30 days from the date of this prospectus. This consent may be given at any time without public notice.

Listing

The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system

The underwriter may make a market in the Notes; however, it is not obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Notes as a result of any market-making activities undertaken by the underwriter. This prospectus is to be used by the underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Notes in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

Price Stabilization and Short Positions

In connection with the offering, the underwriter may purchase and sell the Notes in the open market. These transactions may include short sales, covering transactions and stabilizing transactions. Short sales involve sales of Notes in excess of the number of Notes to be purchased by the underwriter in the offering, which creates a short position. The underwriter must close out any short position by purchasing Notes in the open market. A short position is more likely to be created if the underwriter is concerned that there may be downward pressure on the price of Notes in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Notes in the open market while the offering is in progress.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the Notes. They may also cause the price of the Notes to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriter may conduct these transactions in the over-the-counter market, or otherwise. If the underwriter commences any of these transactions, it may discontinue them at any time.

Electronic Delivery

A prospectus in electronic format may be made available on the underwriter’s website. The underwriter may allocate a number of the Notes for sale to its online brokerage account holders. The underwriter may make Internet distributions on the same basis as other allocations. In addition, Notes may be sold by the underwriter to securities dealers who resell shares to online brokerage account holders.

Other Relationships

We, the Adviser and the Administrator have each agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act or to contribute to payments the underwriter may be required to make because of any of those liabilities.

We anticipate that, from time to time, the underwriter may act as a broker or a dealer in connection with the execution of our portfolio transactions after it has ceased to be the underwriter and, subject to certain restrictions, may act as a broker while it is the underwriter.

The underwriter may have performed investment banking and financial advisory services for us, the Adviser and our affiliates from time to time, for which it has received customary fees and expenses. The underwriter may, from time to time, engage in transactions with or perform services for us, the Adviser and our affiliates in the ordinary course of business.

The principal business address of Incapital LLC is 200 South Wacker Drive, Suite 3700, Chicago, Illinois 60606.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;
•	alter any of our fundamental policies, which are set forth below in “— Investment Restrictions”; or
•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not “interested persons” of us, as that term is defined in the 1940 Act. We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates absent exemptive relief or other prior approval by the SEC.

We will generally not be able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell shares of our common stock at a price below the then current NAV per share if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and the holders of a majority of the shares of our common stock, approves such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. After issuance of the Notes in this offering, we anticipate that leverage will represent approximately     % of our total assets (as determined immediately before taking such leverage into account). Instruments that create leverage are generally considered to be senior securities under the 1940 Act. We may further increase our leverage through entry into a credit facility or other leveraging instruments. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we would not be able to make certain distributions or pay dividends. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above.

Asset Segregation and Coverage.  We may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as entering into certain Derivative Transactions, or purchasing securities on a when-issued or delayed-delivery basis, that may be considered senior securities under the 1940 Act. We intend to “cover” our derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. “Covered” positions that would otherwise be deemed to create leverage are not counted as senior securities for the purposes of calculating asset coverage under the 1940 Act. We may not cover an applicable derivative transaction if it is not necessary to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in us maintaining securities positions that we would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Investment Restrictions

Our investment objectives and our investment policies and strategies described in this prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the board of directors without stockholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

(1)	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
(2)	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;
(3)	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;
(4)	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;
(5)	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by us;
(6)	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

(7)	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, CDO or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our board of directors to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Eagle Point Credit Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consult authority in a manner that serves the interests of our stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time we becomes aware of a material conflict of interest relating to a particular proxy proposal, our chief compliance officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of our stockholders.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge: (1) upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 20 Horseneck Lane, Greenwich, CT 06830.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•	It is our policy that only authorized employees of our investment adviser, Eagle Point Credit Management LLC, and its affiliates who need to know your personal information will have access to it.
•	We may disclose stockholder-related information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it. These companies are required to protect your information and use it solely for the purpose for which they received it.

If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

ADDITIONAL INVESTMENTS AND TECHNIQUES

Our primary investment strategies are described elsewhere in this prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve our investment objectives.

Investment in Debt Securities, Other Types of Credit Instruments and Other Credit Investments

Debt Securities.  We may invest in debt securities, including debt securities rated below investment grade, or “junk” securities. Debt securities of corporate and governmental issuers in which we may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Senior Secured Loans.  This category of investments primarily includes Assignments of performing senior secured loans to corporate borrowers. Senior secured loans are typically acquired through both primary bank syndications and in the secondary market. In most cases, a senior secured loan will be secured by specific collateral of the issuer. Historically, many of these investments have traded at or near par (i.e., 100% of face value), although they more recently have traded at greater discounts on the current market environment, the Adviser may also purchase stressed and distressed senior secured loans at a material discount to par, if the Adviser believes that there are attractive opportunities to generate capital appreciation by making such investments.

Senior secured loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. Senior secured loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the senior secured loan and the rights of the borrower and the lenders. We will primarily purchase Assignments of portions of senior secured loans from third parties and may invest in participations in senior secured loans. Senior secured loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of senior secured loans a priority claim on some or all of the borrower’s assets in the event of default and therefore the lenders will be paid before certain other creditors of the borrower.

Senior secured loans also have contractual terms designed to protect lenders. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments. Other senior secured loans may be issued with less restrictive covenants which are often referred to as “covenant-lite” transactions. In a “covenant-lite” loan, the covenants that require the borrower to “maintain” certain financial ratios are eliminated altogether, and the lenders are left to rely only on covenants that restrict a company from “incurring” or actively engaging certain action. But a covenant that only restricts a company from incurring new debt cannot be violated simply by a deteriorating financial condition, the company has to take affirmative action to breach it. The impact of these covenant-lite transactions may be to retard the speed with which lenders will be able to take control over troubled deals. We generally acquire senior secured loans of borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their senior secured loans and that satisfy other credit standards established by the Adviser.

When we purchase first and second lien senior floating rate loans and other floating rate debt securities, coupon rates are floating, not fixed and are tied to a benchmark lending rate, the most popular of which is LIBOR. The interest rates of these floating rate debt securities vary periodically based upon a benchmark indicator of prevailing interest rates.

When we purchase an Assignment, we succeed to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires a vote of the lenders holding at least a majority of the investment in the loan, and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because we typically do not hold a majority of the investment in any loan, we will not be able by ourselves to control decisions that require a vote by the lenders.

High Yield Securities.  We may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below “Baa3” by Moody’s or below “BBB-” by S&P or Fitch). Below investment grade and unrated securities are also sometimes referred to as “junk” securities.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. We may invest in comparable quality unrated securities that, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately our assets. The reduced availability of reliable, objective data may increase our reliance on management’s judgment in valuing high yield bonds. In addition, our investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. Our investments, and consequently our NAV, will be subject to the market fluctuations and risks inherent in all securities.

Synthetic Securities Risk.  We may acquire loans through investment in synthetic securities or interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with directly or indirectly holding senior secured loans and high-yield debt securities, with respect to synthetic strategy, we will usually have a contractual relationship only with the counterparty of such synthetic security, and not with the reference obligor of the reference obligation. We generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference obligation nor will it have any rights of setoff against the reference obligor or rights with respect to the reference obligation. We will not directly benefit from the collateral supporting the reference obligation and will not have the benefit of the remedies that would normally be available to a holder of such reference obligation. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference obligation. Consequently, we will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subject us to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Defaulted Securities.  We may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in our portfolio defaults, we may have unrealized losses on the security, which may lower our NAV. Defaulted securities tend to lose much of their value before they default. Thus, our NAV may be adversely affected before an issuer defaults. In addition, we may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  We may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by us will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under our investment objectives and policies stated in this prospectus, we may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.  We may invest a portion of our assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

CLO Class M Notes, Fee Notes and Participation Agreements.  We may acquire CLO Class M notes, fee notes and participation agreements with CLO collateral managers. There is not an active secondary market for CLO Class M notes, fee notes and participation agreements. Further, CLO Class M notes, fee notes and participation agreements may have significant restrictions on transfer and require continued ownership of certain amounts of CLO equity in the related CLO for the instrument to be valid. CLO Class M notes, fee notes and participation agreements are also subject to the risk of early call of the CLO, and may have no make-whole or other yield protection provisions.

Zero Coupon Securities.  Among the debt securities in which we may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in our income. Thus, to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, we may be required to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. These distributions must be made from our cash assets or, if necessary, from the proceeds of sales of portfolio securities. We will not be able to purchase additional income-producing securities with cash used to make such distributions, and our current income ultimately could be reduced as a result.

U.S. Government Securities.  We may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks, or “FHLBs,” or the Federal Home Loan Mortgage Corporation, or “FHLMC,” are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, or “FNMA,” are supported by the discretionary authority of the U.S.

Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in our NAV.

Distressed Securities

We may invest in distressed investments including loans, loan participations, or bonds, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Adviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, we may lose a substantial portion or all of our investment or we may be required to accept cash or securities with a value less than our original investment.

Equity Securities

We may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. We also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. We may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.

Investment in Other Investment Companies

We may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on us acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies.

We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. Although we do not expect to do so in the foreseeable future, we are authorized to invest substantially all of our assets in a single open-end investment company or series thereof that has substantially the same investment objectives, policies and fundamental restrictions as us.

Exchange-Traded Notes (“ETNs”)

We may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and Exchange-Traded Funds, or “ETFs.” An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When we invest in ETNs we will bear our proportionate share of any fees and expenses borne by the ETN. Our decision to sell our ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Preferred Securities

Preferred securities in which we may invest include trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.

Investment in Relatively New Issuers

We may invest in the securities of new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such issuers are relatively unseasoned. Such issuers may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Certain issuers may be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when we attempt to dispose of our holdings, we may receive lower prices than might otherwise be the case.

Demand Deposit Accounts

We may hold a significant portion of our cash assets in interest-bearing or non-interest-bearing demand deposit accounts at our custodian or another depository institution insured by the Federal Deposit Insurance Corporation, or “FDIC.” The FDIC is an independent agency of the U.S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government. We expect to hold cash that exceeds the amounts insured by the FDIC for such accounts. As a result, in the event of a failure of a depository institution where we hold such cash, our cash is subject to the risk of loss.

Simultaneous Investments

Investment decisions, made by the Adviser on our behalf, are made independently from those of the other funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as us, available investments will be allocated equitably between us and other accounts. This procedure may adversely affect the size of the position we obtain or disposed of or the price we pay.

Short Sales

When we engage in a short sale of a security, it must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. We may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that we replace the borrowed security, we will incur a loss; conversely, if the price declines, we will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

To the extent we engage in short sales, we will provide collateral to the broker-dealer and may maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until we replace the borrowed security. If we do not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act. A short sale is “against the box” to the extent that we contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. We may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent we engage in short selling in foreign (non-U.S.) jurisdictions, we will do so to the extent permitted by the laws and regulations of such jurisdiction.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of July 30, 2015, there were 13,814,526 shares of our common stock issued and outstanding and 1,818,000 shares of Series A Term Preferred Stock issued and outstanding. The following table sets forth, as of that date, certain ownership information with respect to shares of our common stock and our Series A Term Preferred Stock held by (1) those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding shares of either our common stock or our Series A Term Preferred Stock and (2) our directors and officers as a group.

Name and Address	Number of Shares of Common Stock(1)	Percentage of Outstanding Shares of Common Stock	Number of Shares of Preferred Stock(1)	Percentage of Outstanding Shares of Preferred Stock
Trident V, L.P.(2)	5,033,184	36.4%	—	—
Trident V Parallel Fund, L.P.(3)	3,559,726	25.8%	—	—
Fitzwilliam Insurance Limited(4)	1,275,278	9.2%	—	—
MYCIO Wealth Partners, LLC(5)	799,658	5.8%	—	—
All officers and directors as a group (7 persons)(6)	83,519	*	14,280		*

*	Represents less than 1.0%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.
(2)	Trident V, L.P. is the sole direct owner of 4,933,184 shares of our common stock. Trident V, L.P. indirectly holds an ownership interest in the Adviser and, as such, may be deemed a beneficial owner of the 100,000 shares of our common stock directly owned by the Adviser due to its pecuniary interest in such shares. Although voting rights with regard to the shares held directly by Trident V, L.P. have been passed through to the ultimate limited partners of Trident V, L.P., Trident Capital V, L.P., as the general partner of Trident V, L.P., could be viewed as having dispositive power over all of the shares of our common stock directly owned by Trident V, L.P. In addition, Trident Capital V, L.P. may be deemed to have an indirect pecuniary interest in the shares of our common stock directly owned by the Adviser to the extent of Trident Capital V, L.P.’s proportionate interest in the portfolio securities of Trident V, L.P. Trident Capital V, L.P. disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. Trident V, L.P. is a Cayman Islands limited partnership and its address is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830.
(3)	Trident V Parallel Fund, L.P. is the sole direct owner of 3,459,726 shares of our common stock. Trident V Parallel Fund, L.P. indirectly holds an ownership interest in the Adviser and, as such, may be deemed a beneficial owner of the 100,000 shares of our common stock directly owned by the Adviser due to its pecuniary interest in such shares. Although voting rights with regard to the shares held directly by Trident V Parallel Fund, L.P. have been passed through to the ultimate limited partners of Trident V Parallel Fund, L.P., Trident Capital V-PF, L.P., as the general partner of Trident V Parallel Fund, L.P., could be viewed as having dispositive power over all of the shares of our common stock directly owned by Trident V Parallel Fund, L.P. In addition, Trident Capital V-PF, L.P. may be deemed to have an indirect pecuniary interest in the shares of our common stock directly owned by the Adviser to the extent of Trident Capital V Parallel Fund, L.P.’s proportionate interest in the portfolio securities of Trident V-PF, L.P. Trident Capital V-PF, L.P. disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. Trident V Parallel Fund, L.P. is a Cayman Islands limited partnership and its address is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830.
(4)	The principal business address of Fitzwilliam Insurance Limited is c/o Enstar Group Limited, P.O. Box HM 2267, Windsor Place 3rd Floor, 22 Queen Street, Hamilton HM JX, Bermuda.
(5)	The address of MYCIO Wealth Partners, LLC is Circa Center, 2929 Arch Street, Suite 650, Philadelphia, PA 19104.
(6)	The address of each of our officers and directors is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, CT 06830.

BROKERAGE ALLOCATION

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of broker-dealers or the payment of brokerage commissions or dealer spreads. Subject to policies established by our board of directors, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, The Adviser may select a broker based upon brokerage or research services provided. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

We have not paid brokerage commissions since the commencement of our operations.

LEGAL MATTERS

Certain legal matters in connection with the Notes will be passed upon for us by Dechert LLP, Boston, MA, and for the underwriter by Morrison & Foerster LLP, New York, NY.

CUSTODIAN AND TRANSFER AGENT

Our portfolio securities are held pursuant to a custodian agreement between us and Deutsche Bank Trust Company Americas. The principal business address of Deutsche Bank Trust Company Americas is 1761 East St. Andrews Place, Santa Ana, CA 92705.

American Stock Transfer & Trust Company, LLC serves as our transfer agent, registrar, dividend disbursement agent and stockholder servicing agent, as well as agent for our DRIP. The principal business address of American Stock & Transfer Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm located at 345 Park Avenue, New York, NY 10154, provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 (file numbers 333-205540 and 811-22974), together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus. Our registration statement may be obtained from the SEC at www.sec.gov.

We file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy statements and other information filed electronically by us with the SEC. Copies of these reports, proxy statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549. This information will also be available free of charge by writing us at Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, CT 06830, Attention: Investor Relations, by telephone at (844) 810-6501, or on our website at www.eaglepointcreditcompany.com.

INDEX TO FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities as of March 31, 2015 (unaudited)	F-2
Consolidated Schedule of Investments as of March 31, 2015 (unaudited)	F-3
Consolidated Statement of Operations for the period from January 1, 2015 to March 31, 2015 (unaudited)	F-4
Consolidated Statement of Changes in Net Assets for the period from January 1, 2015 to March 31, 2015 (unaudited)	F-5
Consolidated Statement of Cash Flows for the period from January 1, 2015 to March 31, 2015 (unaudited)	F-6
Notes to Consolidated Financial Statements (unaudited)	F-7
Financial Highlights as of March 31, 2015 (unaudited)	F-19
Report of Independent Registered Public Accounting Firm	F-21
Consolidated Statement of Assets and Liabilities as of December 31, 2014	F-22
Consolidated Schedule of Investments as of December 31, 2014	F-23
Consolidated Statement of Operations for the period from June 6, 2014 (commencement of operations) to October 5, 2014 and from October 6, 2014 to December 31, 2014	F-25
Consolidated Statement of Member’s Equity for the period from June 6, 2014 (commencement of operations) to October 5, 2014	F-26
Consolidated Statement of Changes in Net Assets for the period from October 6, 2014 to December 31, 2014	F-27
Consolidated Statement of Cash Flows for the period from June 6, 2014 (commencement of operations) to October 5, 2014 and from October 6, 2014 to December 31, 2014	F-28
Notes to Consolidated Financial Statements	F-29
Financial Highlights as of December 31, 2014	F-42

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015
(expressed in U.S. dollars)
(Unaudited)

ASSETS
Investments, at fair value (cost $254,206,635)	$248,692,824
Cash	12,627,388
Interest receivable	8,823,084
Receivable for securities sold	8,589,050
Prepaid expenses	49,699
Total Assets	278,782,045
LIABILITIES
Payable for securities purchased	8,544,900
Distribution payable	8,286,815
Management fee payable	1,144,421
Incentive fee payable	1,375,207
Administration fees payable	126,224
Professional fees payable	117,681
Directors' fees payable	79,375
Other expenses payable	45,000
Total Liabilities	19,719,623
NET ASSETS applicable to 13,811,358 shares of $0.001 par value common stock outstanding	$259,062,422
NET ASSETS consist of:
Paid in capital (Notes 5 & 6)	270,148,104
Accumulated net realized gain (loss) on investments	630,578
Net unrealized appreciation (depreciation) on investments	(5,513,811)
Distributions in excess of net investment income	(6,202,449)
Total net assets	$259,062,422
Net asset value per common share	$18.76

See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS

as of March 31, 2015
(expressed in U.S. dollars)
(Unaudited)

	Industry	Investment	Effective Yield (1)	Principal Amount	Cost	Fair Value (2)(3)	% of Net Assets
CLO Equity
Apidos CLO XIV	Structured Finance	CLO Subordinated Note (due 4/15/25)	15.34%	$11,177,500	$9,107,285	$9,600,069	3.71%
Avery Point V CLO, Ltd.	Structured Finance	CLO Income Note (due 7/17/26)	14.57%	10,875,000	8,717,676	7,295,729	2.82%
Babson CLO Ltd. 2013-II	Structured Finance	CLO Subordinated Note (due 1/18/25)	16.65%	12,939,125	9,732,768	10,798,735	4.17%
Blue Mountain CLO 2013-2, Ltd.	Structured Finance	CLO Subordinated Note (due 1/22/25)	15.45%	5,000,000	4,591,408	4,225,767	1.63%
CIFC Funding 2013-I, Ltd.	Structured Finance	CLO Subordinated Note (due 4/16/25)	14.85%	4,000,000	3,575,986	3,338,868	1.29%
CIFC Funding 2013-II, Ltd.	Structured Finance	CLO Subordinated Note (due 4/21/25)	14.79%	12,325,000	8,957,789	10,722,922	4.14%
CIFC Funding 2014, Ltd.	Structured Finance	CLO Subordinated Note (due 4/18/25)	18.04%	13,387,500	10,439,415	10,643,925	4.11%
CIFC Funding 2014, Ltd.	Structured Finance	CLO Income Note (due 4/18/25)	18.04%	500,000	406,487	379,810	0.15%
CIFC Funding 2014-III, Ltd.	Structured Finance	CLO Income Note (due 7/22/26)	16.19%	5,000,000	4,231,250	4,181,605	1.61%
CIFC Funding 2014-IV, Ltd.	Structured Finance	CLO Income Note (due 10/17/26)	14.11%	7,000,000	5,664,099	5,282,581	2.04%
Flagship CLO VIII, Ltd.	Structured Finance	CLO Subordinated Note (due 1/16/26)	14.82%	20,000,000	18,133,755	17,493,088	6.75%
Flagship CLO VIII, Ltd.	Structured Finance	CLO Income Note (due 1/16/26)	14.82%	7,360,000	6,186,472	5,938,953	2.29%
Galaxy XVIII CLO, Ltd.	Structured Finance	CLO Subordinated Note (due 10/15/26)	13.12%	5,000,000	4,325,000	3,450,517	1.33%
Halcyon Loan Advisors Funding 2014-3, Ltd.	Structured Finance	CLO Subordinated Note (due 10/22/25)	13.43%	5,750,000	5,405,000	4,776,384	1.84%
Marathon CLO VI Ltd.	Structured Finance	CLO Subordinated Note (due 5/13/25)	14.24%	2,975,000	2,577,430	2,869,469	1.11%
Marathon CLO VII Ltd.	Structured Finance	CLO Subordinated Note (due 10/28/25)	15.67%	10,526,000	9,999,700	9,779,114	3.77%
Octagon Investment Partners XIV, Ltd.	Structured Finance	CLO Subordinated Note (due 1/15/24)	18.17%	12,325,000	9,970,830	8,767,705	3.38%
Octagon Investment Partners XIV, Ltd.	Structured Finance	CLO Income Note (due 1/15/24)	18.17%	4,250,000	3,143,893	2,916,308	1.13%
Octagon Investment Partners XIX, Ltd.	Structured Finance	CLO Subordinated Note (due 4/15/26)	15.76%	3,000,000	2,498,165	2,413,786	0.93%
Octagon Investment Partners XVII, Ltd.	Structured Finance	CLO Subordinated Note (due 10/25/25)	15.08%	12,000,000	10,323,606	9,747,628	3.76%
Octagon Investment Partners XX, Ltd.	Structured Finance	CLO Subordinated Note (due 8/12/26)	13.45%	2,500,000	2,298,937	2,068,961	0.80%
OHA Credit Partners IX, Ltd.	Structured Finance	CLO Subordinated Note (due 10/20/25)	12.13%	6,750,000	5,983,985	4,930,730	1.90%
Regatta III Funding Ltd.	Structured Finance	CLO Subordinated Note (due 4/15/26)	12.29%	2,500,000	2,008,385	1,787,756	0.69%
Sheridan Square CLO, Ltd.	Structured Finance	CLO Subordinated Note (due 4/15/25)	17.31%	2,125,000	2,052,135	2,067,027	0.80%
Symphony CLO XII, Ltd.	Structured Finance	CLO Subordinated Note (due 10/15/25)	14.61%	4,000,000	3,327,645	3,273,392	1.26%
THL Credit Wind River 2013-2 CLO Ltd.	Structured Finance	Class M Note (due 1/18/26)	7.68%	1,275,000	299,625	528,127	0.20%
THL Credit Wind River 2013-2 CLO Ltd.	Structured Finance	CLO Subordinated Note (due 1/18/26)	14.15%	11,462,250	9,320,659	8,443,441	3.26%
THL Credit Wind River 2014-3 CLO Ltd.	Structured Finance	CLO Subordinated Note (due 1/22/27)	17.65%	13,000,000	11,677,250	12,223,427	4.72%
Voya CLO 2014-4, Ltd.	Structured Finance	CLO Subordinated Note (due 10/14/26)	15.28%	10,000,000	9,250,000	8,634,753	3.33%
					184,206,635	178,580,577	68.92%
Loan Accumulation Facilities(4)
Cutwater 2015-I, Ltd.	Structured Finance	Loan Accumulation Facility (Class A preference shares)		40,000,000	40,000,000	40,080,737	15.47%
Marathon VIII	Structured Finance	Loan Accumulation Facility (Subordinated notes)		18,000,000	18,000,000	18,000,000	6.95%
OFSI VIII	Structured Finance	Loan Accumulation Facility (Preference shares)		12,000,000	12,000,000	12,031,510	4.64%
					70,000,000	70,112,247	27.06%
Total investments at fair value as of March 31, 2015					$254,206,635	$248,692,824	95.98%
Net assets in excess of fair value of investments						10,369,598
Net assets at March 31, 2015						$259,062,422

(1)	CLO subordinated notes, income notes, and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Such projections are periodically reviewed and adjusted. The estimated yield and investment cost may ultimately not be realized.
(2)	Fair value is determined in good faith in accordance with the Company's valuation policies and procedures as set forth by the Company's Board of Directors.
(3)	Fair value includes the Company's interest in fee rebates on CLO subordinated notes.
(4)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

For the period from January 1, 2015 to March 31, 2015
(expressed in U.S. dollars)
(Unaudited)

INVESTMENT INCOME
Interest income	$8,218,432
Other income	143,711
Total Investment Income	8,362,143
EXPENSES
Management fee	1,144,421
Incentive fee	1,375,207
Administration fees	126,224
Professional fees	104,089
Directors' fees	79,375
Other expenses	112,806
Total Expenses	2,942,122
NET INVESTMENT INCOME	5,420,021
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	99,565
Net change in unrealized appreciation (depreciation) on investments	(1,730,809)
NET GAIN (LOSS) ON INVESTMENTS	(1,631,244)
NET INCOME (LOSS) & NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,788,777

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the period from January 1, 2015 to March 31, 2015
(expressed in U.S. dollars)
(Unaudited)

Total increase (decrease) in net assets from operations:
Net investment income	$5,420,021
Net realized gain (loss) on investments	99,565
Net change in unrealized appreciation (depreciation) on investments	(1,730,809)
Total increase (decrease) in net assets from operations	3,788,777
Distributions to shareholders:
Distributions from net investment income	(5,420,021)
Distributions from net realized gains on investments	(99,565)
Distributions from return of capital	(2,767,229)
Total distributions to shareholders	(8,286,815)
Total increase (decrease) in net assets	(4,498,038)
Net assets at beginning of period	263,560,460
Net assets at end of period	$259,062,422

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

For the period from January 1, 2015 to March 31, 2015
(expressed in U.S. dollars)
(Unaudited)

CASH FLOWS USED IN OPERATING ACTIVITIES
Net income (loss) and net increase (decrease) in net assets resulting from operations	$3,788,777
Adjustments to reconcile net income (loss) and net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(52,884,243)
Proceeds from sales of investments	19,550,146
Net realized (gain) loss on investments	(99,565)
Net change in unrealized (appreciation) depreciation on investments	1,730,809
Changes in assets and liabilities:
Interest receivable	(4,279,392)
Receivable for securities sold	5,907,775
Prepaid expenses	24,850
Payable for securities purchased	(18,943,300)
Management fee payable	68,707
Professional fees payable	42,681
Directors' fees payable	55,750
Incentive fee payable	1,375,207
Administration fees payable	106,148
Other expenses payable	45,000
Net cash provided by (used in) operating activities	(43,510,650)
CASH FLOWS FROM FINANCING ACTIVITIES
Cash distributions	(7,596,246)
Net cash provided by (used in) financing activities	(7,596,246)
NET INCREASE (DECREASE) IN CASH	(51,106,896)
CASH, BEGINNING OF PERIOD	63,734,284
CASH, END OF PERIOD	$12,627,388
Supplemental disclosure of non-cash financing activities:
Change in dividends declared, but not yet paid	$690,569

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2015
(Unaudited)

1. ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is a non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) with the symbol “ECC.”

As of March 31, 2015, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub LLC, a Delaware limited liability company, and Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company, a wholly-owned subsidiary of Eagle Point Credit Partners Sub, Ltd., a Cayman Island exempted company (the “Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP (the “Private Fund”). The Private Fund is a master fund in a master feeder structure and has three feeder funds which invest substantially all of their assets in the Private Fund.

The Company commenced operations on June 6, 2014, the date the Member contributed, at fair value, a portfolio of cash and securities.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the sole member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Member converted 2,500,000 units for 8,656,057 shares at $20 per share for an effective conversion rate of 3.4668 common shares per unit. On October 7, 2014, the Company priced its Initial Public Offering (the “IPO”) and on October 8, 2014, the Company’s shares began trading on the NYSE.

See Note 6 “Common Shares” for further discussion relating to the Company’s Conversion and IPO.

The Company has elected to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

Eagle Point Credit Management LLC (the “Adviser”) is the investment adviser of the Company and manages the investments of the Company under the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” which are collateralized by a diverse portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company may also invest in other securities and instruments related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including, among other investments, senior debt tranches of CLOs and loan accumulation facilities. In connection with the acquisition of newly issued CLO equity, the Company may from time to time receive fee rebates from the CLO issuer. The Company’s interests in fee rebates are held in the name of Eagle Point Credit Company Sub LLC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2015
(Unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Recent Accounting Pronouncements

As of the date of these consolidated financial statements, there were no accounting standards applicable to the Company that had been issued but not yet adopted by the Company.

Fair Value of Financial Instruments

Assets and liabilities, which qualify as financial instruments under FASB ASC Topic 825 Financial Instruments, are carried at fair value or contractual amounts approximating fair value.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the Company’s consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, the Adviser estimates the fair value of the Company’s investments in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected on the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I — Observable, quoted prices for identical investments in active markets as of the reporting date.
•	Level II — Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2015
(Unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

•	Level III — Pricing inputs are unobservable for the investment and little, if any, active market exists. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable market prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability).

Investments are valued at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are approved by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing its CLO debt, CLO equity and loan accumulation facility investments, the Adviser considers a variety of relevant factors including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of each CLO including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

Investment Income Recognition

Interest income from debt positions in CLO investment vehicles is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.

Interest income from investments in CLO equity is recorded based upon an estimate of effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its CLO equity investments and effective yield is determined and updated as needed.

Interest income from loan accumulation facilities is characterized and recorded based on information provided by trustees.

Other Income

Other income may include the Company’s share of income under the terms of Class M notes and fee rebate agreements and is recorded based upon an estimate of effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its Class M notes and fee rebate agreements and effective yield is determined and updated as needed.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2015
(Unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of March 31, 2015.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Organization Costs

The Adviser has paid all of the Company’s organization costs.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums.

Federal and Other Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes.

As of March 31, 2015, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$258,761,434
Gross unrealized appreciation	$2,306,485
Gross unrealized depreciation	$(12,375,094)
Net unrealized depreciation	$(10,068,609)

Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from partnerships and passive foreign investment company investments. These amounts will be finalized before filing the federal income tax return.

Dividends and Distributions

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Dividends from net investment income, if any, are expected to be declared and paid quarterly. Dividends and distributions to shareholders are recorded

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2015
(Unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

as a liability on the declaration date and are automatically reinvested in full shares of the Company in accordance with the Company’s automatic dividend reinvestment plan (the “DRIP”), unless the shareholder has elected to receive them in cash.

Amounts required to be distributed reflect estimates made by the Company. Dividends paid by the Company are subject to re-characterization for federal income tax purposes.

3. INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2015:

Fair Value Measurement
	Level I	Level II	Level III	Total
CLO Equity	$—	$—	$178,580,577	$178,580,577
Loan Accumulation Facilities	—	—	70,112,247	70,112,247
Total Investments at Fair Value	$—	$—	$248,692,824	$248,692,824

The changes in investments classified as Level III are as follows for the three months ended March 31, 2015:

Change in Investments Classified as Level III
	CLO Debt	CLO Equity	Loan Accumulation Facilities	Total
Beginning Balance at January 1, 2015	$2,963,185	$184,026,786	$30,000,000	$216,989,971
Purchase of investments	5,674,900	7,209,343	40,000,000	52,884,243
Sale of investments	(8,724,075)	(10,826,071)	—	(19,550,146)
Net realized gains (losses) and net change in unrealized appreciation (depreciation) on investments	85,990	(1,829,481)	112,247	(1,631,244)
Balance as of March 31, 2015	$—	$178,580,577	$70,112,247	$248,692,824
Change in unrealized depreciation on investments still held as of March 31, 2015	$—	$(3,085,094)	$112,247	$(2,972,847)

The net realized gains and losses recorded for Level III investments are reported in Net realized gain (loss) on investments, while changes in unrealized gains and losses are reported in Net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

The change in unrealized depreciation on investments still held as of March 31, 2015 was $(2,972,847).

Valuation of CLO Subordinated and Income Notes:

The Adviser gathers price indications from dealers, if available, as part of its valuation process to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated.

In addition, the Adviser utilizes a third party valuation process to estimate the fair value of each CLO subordinated and income note investment. The model contains detailed information on the characteristics of

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2015
(Unaudited)

3. INVESTMENTS  – (continued)

each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of March 31, 2015. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements.

CLO Equity	$178,580,577	Discounted	Constant Default Rate	0.00% – 2.00%
		Cash Flows	Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.40% – 3.95%
			Reinvestment Price	99.50%
			Reinvestment Floor	0.00% – 1.00%
			Recovery Rate	70.00%
			Discount Rate to Maturity	9.50% – 18.80%

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher or lower fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

Valuation of CLO Secured Notes:

The Company’s CLO debt has been valued using unadjusted indicative broker dealer quotes. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments as of March 31, 2015.

Valuation of Loan Accumulation Facilities:

Loan accumulation facilities are typically medium term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains reported by the trustee. In all other situations, the fair value of the CLO loan accumulation facility is based on the market value of the underlying loans plus accrued interest.

Investment Risk Factors and Concentration of Investments

Market Risk.  Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk.  The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2015
(Unaudited)

3. INVESTMENTS  – (continued)

portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk.  The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs.  The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

Risks of Investing in Loan Accumulation Facilities.  The Company invests in loan accumulation facilities to acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

Interest Rate Risk.  The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2015
(Unaudited)

3. INVESTMENTS  – (continued)

Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO, which could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk.  An increase in LIBOR will increase the financing costs of CLOs. Since many of the senior secured loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the average LIBOR floor rate of such senior secured loans) resulting in smaller distribution payments to the equity investors in these CLOs.

LIBOR Risk.  The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into potential manipulation of LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies whom set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance there will not be additional admissions or findings of rate-setting manipulation or manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed administration of LIBOR on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

Historically Low Interest Rate Environment.  As of the date of these consolidated financial statements, interest rates in the United States are at, or near, historic lows, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.

The Company may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Moreover, CLOs by their very nature are leveraged vehicles. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2015
(Unaudited)

3. INVESTMENTS  – (continued)

substantial change will occur in the Company’s net asset value (“NAV”). Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk.  The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (9 – 13 times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company intends to initially target generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company will generally pay a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO.

Credit Risk.  If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of a scheduled dividend, interest or principal or such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

4. RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s total equity base. Total equity base means the net asset value attributable to the common stock and the paid-in or stated capital of the Company’s preferred stock, if any. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged a management fee of $1,144,421 for the three months ended March 31, 2015, all of which was payable as of March 31, 2015.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income of the Company for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2015
(Unaudited)

4. RELATED PARTY TRANSACTIONS – (continued)

fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains or realized or unrealized losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s NAV at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter (8.00% annualized). The Company pays the Adviser an incentive fee with respect to the Company’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed 2.00%; (2) 100% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, exceeding the hurdle rate but less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s pre-incentive fee net investment income, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $1,375,207 for the three months ended March 31, 2015, all of which was payable as of March 31, 2015.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliated entity. Subject to supervision by and the overall control of the Board, the Administrator shall act as administrator of the Company, and furnish, or arrange for others to furnish, the administrative services, personnel and facilities necessary for the operation of the Company. The Company will reimburse the Administrator for the costs and expenses incurred in performing its obligations under the Administration Agreement. The Administrator has delegated to SS&C Technologies Inc. (“SS&C”) certain administrative and clerical services to perform on behalf of the Company.

For the three months ended March 31, 2015, the Company was charged a total of $126,224 in administration fees consisting of $88,893 and $37,331 from the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which, $126,224 was payable as of March 31, 2015.

Affiliated Ownership

Certain directors, officers and other related parties, including members of the Company’s management, hold 64% of the common stock of the Company as of March 31, 2015.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions. Under such order, the Company is permitted to co-invest in certain joint transactions that would otherwise be prohibited.

5. MEMBER’S EQUITY

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Member, which in turn was a wholly-owned subsidiary of the Private Fund. As of October 5, 2014 the Company had 2,500,000 units issued and outstanding, all of which were held by the Member.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2015
(Unaudited)

5. MEMBER’S EQUITY – (continued)

On June 6, 2014, the Member contributed $155,301,542 to the Company, consisting of cash of $6,374,976 and securities with a fair value of $148,926,566 (cost basis of $143,825,556) as detailed in the following table:

Contributed Portfolio
	Cost at June 6, 2014	Fair Value at June 6, 2014
CLO Debt	$6,586,030	$6,632,450
CLO Equity	79,864,526	83,219,961
Loan Accumulation Facilities	57,375,000	59,074,155
Total	$143,825,556	$148,926,566

The contribution price represents fair value of the securities as determined in accordance with U.S. GAAP as of the contribution date and as approved by the Company’s Audit Committee and the Board.

6. COMMON SHARES

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation. At the time of the Conversion, the sole member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. and was issued an aggregate of 8,656,057 shares of common equity, par value $0.001 per share, which was distributed to the Adviser’s Senior Investment Team and Trident V Funds, an affiliate of the Adviser, as a redemption in-kind from the Private Fund.

On October 7, 2014, the Company priced its IPO and sold an additional 5,155,301 shares of its common equity at a public offering price of $20.00 per share. The Company raised gross proceeds of $103,106,020. The Company paid $1,000,000 or $0.07 per share in offering costs associated with the successful listing. This cost was borne by all common stockholders of the Company as a charge to shareholder’s equity. The Company has used the net proceeds from the IPO to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

On October 8, 2014, the Company’s shares began trading on the NYSE under the symbol “ECC.”

As of March 31, 2015, there were 100,000,000 shares of common stock authorized, of which 13,811,358 were issued and outstanding.

7. COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of March 31, 2015, the Company had no unfunded commitments.

8. INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2015
(Unaudited)

9. SUBSEQUENT EVENTS

The Company has recorded a distribution payable of $8,286,815 as of March 31, 2015 for distributions declared as of March 31, 2015, which were paid to shareholders on April 30, 2015. In connection with the Company’s DRIP, 3,168 new shares were issued to shareholders on April 30, 2015.

On May 18, 2015, the Company closed an underwritten, public offering of 1,600,000 shares of 7.75% Series A Term Preferred Stock due 2022 (the “Series A Preferred Stock”) at a public offering price of $25 per share, resulting in gross proceeds of $40.0 million and approximately $38.1 million in net proceeds to the Company, after payment of underwriting discounts and commissions and offering expenses.

In addition, the Company granted the underwriters a thirty-day option to purchase up to 240,000 additional shares of the Series A Preferred Stock to cover overallotments, if any. The underwriters partially exercised the overallotment option granted to them in connection with the offering and on June 2, 2015, purchased an additional 218,000 shares of Series A Preferred Stock, resulting in additional gross proceeds of $5.5 million and approximately $5.2 million in additional net proceeds to the Company, after payment of underwriting discounts and commissions.

The Series A Preferred Stock is listed on the NYSE under the symbol “ECCA.”

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the Company’s consolidated financial statements and related notes through this date.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
FINANCIAL HIGHLIGHTS
MARCH 31, 2015
(Unaudited)

Per Share Data	For the three months ended March 31, 2015	For the period from October 6, 2014 to December 31, 2014
Net asset value, beginning of period	$19.08	$20.00
Offering costs associated with the Company's Initial Public Offering	—	(0.07)
Net asset value, beginning of period net of offering costs	19.08	19.93
Net investment income	0.39	0.32
Net realized and unrealized gain (loss) on investments	(0.11)	(0.62)
Total from investment operations	0.28	(0.30)
Distributions from net investment income	(0.39)	(0.31)
Distributions from net realized gains on investments	(0.01)
Distributions from tax return of capital	(0.20)	(0.24)
Total distributions	(0.60)	(0.55)
Net asset value, at end of period	$18.76	$19.08
Per share market value at beginning of period	$20.10	$19.93
Per share market value at end of period	$21.00	$20.10
Total return(1)	4.48%	0.85%
Shares outstanding at end of period	13,811,358	13,811,358
Ratios
Ratio of net investment income to average net assets(1)	8.49%	6.84%
Ratio of expenses to average net assets(1)	4.61%	2.13%
Portfolio turnover rate(2)	8.01%	37.11%

(1)	Total returns for the three months ended March 31, 2015 and for the period from October 6, 2014 to December 31, 2014 are not annualized. Ratios for three months ended March 31, 2015 and for the period from October 6, 2014 to December 31, 2014 are annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period, divided by the average fair value of investments for the same period.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES
FINANCIAL HIGHLIGHTS
MARCH 31, 2015
(Unaudited)

Financial highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Member are as follows:

Per Unit Data	For the period from June 6, 2014 (Commencement of Operations) to October 5, 2014
Net asset value, beginning of period	$62.12
Net investment income	3.10
Net realized and unrealized gain (loss) on investments	0.56
Total from investment operations	3.66
Adjustment for additional cash contribution	3.56
Net asset value, end of period	$69.34
Total return(1)	5.89%
Ratios:
Ratio of net investment income to average net assets(1)	4.74%
Ratio of expenses to average net assets(1)	0.00%
Portfolio turnover rate(2)	52.07%

(1)	Total return and ratios for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 were not annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 (Commencement of Operations) to October 5, 2014, divided by the average fair value of investments for the same period.

KPMG LLP
345 Park Avenue
New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Eagle Point Credit Company Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Credit Company Inc. and Subsidiary (formerly Eagle Point Credit Company, LLC) (the Fund), including the consolidated schedule of investments, as of December 31, 2014, and the related consolidated statements of operations, cash flows, and financial highlights for the period from June 6, 2014 (commencement of operations) through October 5, 2014 and the period from October 6, 2014 through December 31, 2014, the consolidated statements of changes in member’s equity for the period from June 6, 2014 (commencement of operations) through October 5, 2014, and the consolidated statement of changes in net assets for the period from October 6 through December 31, 2014. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian or brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, and the results of its operations, cash flows, changes in its member’s equity, net assets and financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

February 26, 2015

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International
Cooperative (“KPMG International”), a Swiss entity

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
CONSOLIDATED STATEMENT OF ASSETS AND LIABLITIES
December 31, 2014
(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $220,772,973)	$216,989,971
Cash	63,734,284
Interest receivable	4,543,692
Receivable for securities sold	14,496,825
Prepaid expenses	74,549
Total Assets	$299,839,321
LIABILITIES
Payable for securities purchased	$27,488,200
Dividends payable	7,596,246
Management fee payable	1,075,714
Professional fees payable	75,000
Directors' fees payable	23,625
Administration fees payable	20,076
Total Liabilities	$36,278,861
NET ASSETS applicable to 13,811,358 shares of $0.001 par value common shares outstanding	$263,560,460
NET ASSETS consist of:
Paid in capital (Notes 5 & 6)	$270,148,104
Accumulated net realized gain (loss) on investments	531,013
Net unrealized appreciation (depreciation) on investments	(3,783,002)
Distributions in excess of net investment income	(3,335,655)
Total net assets	$263,560,460
Net asset value per common share	$19.08

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
CONSOLIDATED SCHEDULE OF INVESTMENTS
as of December 31, 2014
(expressed in U.S. dollars)

	Industry	Investment	Principal Amount/ Number of Shares	Cost	Fair Value(1)	% of Net Assets
CLO Debt
Marathon CLO VI Ltd.	Structured Finance	CLO Secured Note – Class D(2)(3) (5.28% due 5/13/25)	$1,275,000	$1,171,215	$1,113,266	0.42%
THL Credit Wind River 2014-1 CLO Ltd.	Structured Finance	CLO Secured Note – Class E(2)(3) (5.18% due 4/18/26)	2,125,000	1,939,063	1,849,919	0.70
				3,110,278	2,963,185	1.12
CLO Equity
Apidos CLO XIV	Structured Finance	CLO Subordinated Note(4)(5) (estimated yield of 15.34% due 4/15/25)	11,177,500	9,445,126	10,040,411	3.81
Avery Point V CLO, Ltd.	Structured Finance	CLO Income Note(4) (estimated yield of 14.57% due 7/17/26)	10,875,000	9,298,125	8,896,527	3.38
Babson CLO Ltd. 2013-II	Structured Finance	CLO Subordinated Note(4)(5) (estimated yield of 16.65% due 1/18/25)	12,939,125	10,028,862	11,077,504	4.20
Blue Mountain CLO 2013-2, Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 15.45% due 1/22/25)	5,000,000	4,716,000	4,434,575	1.68
CIFC Funding 2013-I, Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 14.85% due 4/16/25)	4,000,000	3,709,000	3,510,279	1.33
CIFC Funding 2013-II, Ltd.	Structured Finance	CLO Subordinated Note(4)(5) (estimated yield of 14.79% due 4/21/25)	12,325,000	9,376,266	11,273,902	4.28
CIFC Funding 2014, Ltd.	Structured Finance	CLO Subordinated Note(4)(5) (estimated yield of 15.89% due 4/18/25)	13,387,500	10,985,184	10,946,802	4.15
CIFC Funding 2014, Ltd.	Structured Finance	CLO Income Note(4) (estimated yield of 15.89% due 4/18/25)	500,000	425,214	380,216	0.14
CIFC Funding 2014-IV, Ltd.	Structured Finance	CLO Income Note(4) (estimated yield of 14.11% due 10/17/26)	7,000,000	6,230,000	5,886,668	2.23
Flagship CLO VIII, Ltd.	Structured Finance	CLO Subordinated Note(4)(5) (estimated yield of 14.82% due 1/16/26)	20,000,000	18,106,472	17,081,402	6.48
Flagship CLO VIII, Ltd.	Structured Finance	CLO Income Note(4) (estimated yield of 14.82% due 1/16/26)	7,360,000	6,186,473	5,847,714	2.22
Galaxy XVIII CLO, Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 13.12% due 10/15/26)	5,000,000	4,325,000	3,535,514	1.34
Halcyon Loan Advisors Funding 2014-3, Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 13.43% due 10/22/25)	5,750,000	5,405,000	5,165,337	1.96
Marathon CLO VI Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 14.24% due 5/13/25)	2,975,000	2,710,770	2,999,739	1.14
Marathon CLO VII Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 15.67% due 11/22/25)	10,526,000	9,999,700	9,697,995	3.68
Octagon Investment Partners XIV, Ltd.	Structured Finance	CLO Subordinated Note(4)(5) (estimated yield of 18.17% due 1/15/24)	12,325,000	10,308,873	9,076,989	3.44
Octagon Investment Partners XIV, Ltd.	Structured Finance	CLO Income Note(4) (estimated yield of 18.17% due 1/15/24)	4,250,000	3,272,500	3,065,525	1.16
Octagon Investment Partners XIX, Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 15.76% due 4/15/26)	3,000,000	2,587,500	2,514,857	0.95
Octagon Investment Partners XVII Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 15.10% due 10/1/25)	12,000,000	10,815,000	10,562,241	4.01
Octagon Investment Partners XX, Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 13.45% due 8/12/26)	2,500,000	2,375,000	2,233,889	0.85
OHA Credit Partners IX, Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 12.13% due 10/20/25)	6,750,000	6,080,845	5,551,910	2.11
Regatta III Funding Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 12.29% due 4/15/26)	2,500,000	2,074,487	1,959,470	0.74

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
as of December 31, 2014
(expressed in U.S. dollars)

	Industry	Investment	Principal Amount/ Number of Shares	Cost	Fair Value(1)	% of Net Assets
Sheridan Square CLO, Ltd.	Structured Finance	CLO Subordinated Note(4)(5) (estimated yield of 17.31% due 4/15/25)	$5,517,775	$4,866,614	$4,612,764	1.75%
Symphony CLO XII, Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 14.61% due 10/15/25)	4,000,000	3,540,000	3,529,401	1.34
THL Credit Wind River 2013-2 CLO Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 14.15% due 1/18/26)	11,462,250	9,518,013	9,196,670	3.49
THL Credit Wind River 2013-2 CLO Ltd.	Structured Finance	Class M Note(4) (estimated yield of 7.68% due 1/18/26)	1,275,000	349,421	481,840	0.18
THL Credit Wind River 2014-3 CLO, Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 17.63% due 1/22/27)	13,000,000	11,677,250	11,677,250	4.43
Voya CLO 2014-4, Ltd.	Structured Finance	CLO Subordinated Note(4) (estimated yield of 15.28% due 10/14/26)	10,000,000	9,250,000	8,789,395	3.33
				187,662,695	184,026,786	69.82
Loan Accumulation Facilities
Cutwater 2015-I, Ltd.	Structured Finance	(Class A Preference Shares)(6)	30,000,000	30,000,000	30,000,000	11.38
Total investments at fair value as of December 31, 2014				$220,772,973	$216,989,971	82.33%

(1)	Fair value is determined in good faith in accordance with the Company's valuation policies and procedures as set forth by the Board of Directors.
(2)	Notes bear interest at variable rates determined by a reference to LIBOR which resets quarterly. For each CLO secured note, the rate provided is as of December 31, 2014.
(3)	Cost reflects accretion of discount or amortization of premium.
(4)	CLO subordinated notes, income notes, and M notes are considered CLO equity positions. Equity payments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Such projections are periodically reviewed and adjusted. The estimated yield and investment cost may ultimately not be realized.
(5)	Fair value includes the Company's interest in fee rebates on CLO subordinated notes.
(6)	Cutwater 2015-I Ltd. Class A preference shares is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS
For the period from June 6, 2014 (commencement of operations) to October 5, 2014 and from October 6, 2014 to December 31, 2014
(expressed in U.S. dollars)

	For the period from June 6, 2014 (commencement of operations) to October 5, 2014	For the period from October 6 to December 31, 2014
INVESTMENT INCOME
Interest income	$7,599,893	$5,516,418
Other income	155,136	143,069
Total Investment Income	7,755,029	5,659,487
EXPENSES
Management fee	—	1,075,714
Professional fees	—	92,144
Directors' fees	—	86,375
Administration fees	—	64,655
Other expenses	—	80,008
Total Expenses	—	1,398,896
NET INVESTMENT INCOME	7,755,029	4,260,591
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,204,960	531,013
Net change in unrealized appreciation (depreciation) on investments	194,972	(9,078,984)
NET GAIN (LOSS) ON INVESTMENTS	1,399,932	(8,547,971)
NET INCOME (LOSS) & NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$9,154,961	$(4,287,380)

The Consolidated Statement of Operations includes two periods. The first period, June 6, 2014 (commencement of operations) to October 5, 2014, contains the period for which the Company was organized as a limited liability company, comprising the period from commencement of operations up to the Company's conversion into a corporation. The second period, October 6, 2014 to December 31, 2014, contains the period for which the Company was organized as a corporation, comprising the period from the Company's conversion into a corporation up to the period end, inclusive of the Company's Initial Public Offering.

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
CONSOLIDATED STATEMENT OF MEMBER'S EQUITY
For the period from June 6, 2014 (commencement of operations) to October 5, 2014
(expressed in U.S. dollars)

Members' equity at beginning of period	$—
Contributed securities at fair value	148,926,566
Contributed cash	15,256,539
Net investment income	7,755,029
Net realized gain on investments	1,204,960
Net change in unrealized appreciation (depreciation) on investments	194,972
Members' equity at end of period	$173,338,066
Units issued and outstanding as October 5, 2014 (prior to conversion)(1)	2,500,000
Net asset value per unit	$69.34

(1)	Units were converted into 8,656,057 common shares effective October 6, 2014.

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the period from October 6, 2014 to December 31, 2014
(expressed in U.S. dollars)

Total increase (decrease) in net assets from operations:
Net investment income	$4,260,591
Net realized gain on investments	531,013
Net change in unrealized appreciation (depreciation) on investments	(9,078,984)
Total increase (decrease) in net assets from operations	(4,287,380)
Distributions to shareholders:
Distributions from net investment income	(4,260,591)
Distributions from net realized gains on investments	—
Distributions from return of capital	(3,335,655)
Total distributions to shareholders	(7,596,246)
Capital share transactions:
Issuance of common shares upon conversion (inclusive of $5,295,981 unrealized appreciation from contributed securities)	173,338,066
Issuance of common shares upon Initial Public Offering (net of $1,000,000 offering costs)	102,106,020
Reinvestment of dividends	—
Net increase (decrease) in net assets from capital share transactions	275,444,086
Total increase (decrease) in net assets	263,560,460
Net assets at beginning of period	—
Net assets at end of period	$263,560,460
Capital share activity:
Shares issued upon conversion	8,656,057
Shares sold upon Initial Public Offering	5,155,301
Shares issued from reinvestment of dividends	—
Increase (decrease) in capital share activity	13,811,358

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS
For the period from June 6, 2014 (commencement of operations) to October 5, 2014 and from October 6, 2014 to December 31, 2014
(expressed in U.S. dollars)

	For the period from June 6, 2014 (commencement of operations) to October 5, 2014	For the period from October 6 to December 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) and net increase (decrease) in net assets resulting from operations	$9,154,961	$(4,287,380)
Adjustments to reconcile net income (loss) and net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(47,347,924)	(145,087,438)
Proceeds from sales of investments	69,743,846	60,471,447
Net realized (gain) loss on investments	(1,204,960)	(531,013)
Net change in unrealized (appreciation) depreciation on investments	(194,972)	9,078,984
Changes in assets and liabilities:
Interest receivable	(2,770,940)	(1,772,752)
Prepaid expenses		(74,549)
Management fee payable	—	1,075,714
Professional fees payable	—	75,000
Directors' fees payable	—	23,625
Administration fees payable	—	20,076
Net cash provided by (used in) operating activities	27,380,011	(81,008,286)
CASH FLOWS FROM FINANCING ACTIVITIES
Cash contributions	15,256,539	—
Cash proceeds from issuance of common shares	—	102,106,020
Net cash provided by (used in) financing actives	15,256,539	102,106,020
NET INCREASE (DECREASE) IN CASH	42,636,550	21,097,734
CASH, BEGINNING OF PERIOD	—	42,636,550
CASH, END OF PERIOD	$42,636,550	$63,734,284
Supplemental disclosure of non-cash financing activities:
Contribution in kind, at fair value (cost $143,825,556)	$148,926,566
Issuance of common shares upon conversion		$173,338,066
Dividends declared, but not yet paid		$7,596,246
Supplemental disclosure of non-cash operating activities:
Securities sold, not settled	$2,674,375	$14,496,825
Securities purchased, not settled	$30,237,194	$27,488,200

See accompanying notes to consolidated financial statements.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014

1. ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is a non-diversified closed end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is listed on the New York Stock Exchange (the “NYSE”) with the symbol “ECC”.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company, a wholly owned subsidiary of Eagle Point Credit Partners Sub, Ltd., a Cayman Island exempted company (the “Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP (the “Private Fund”). The Private Fund is a master fund in a master feeder structure and has three feeder funds (the “Feeder Funds”) which invest substantially all of their assets in the Private Fund.

The Company commenced operations on June 6, 2014, the date the Member contributed, at fair value, a portfolio of cash and securities.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the sole member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Member converted 2,500,000 units for 8,656,057 shares at $20 per share for an effective conversion rate of 3.4668 common shares per unit. On October 7, 2014 the Company priced its Initial Public Offering (the “IPO”) and October 8, 2014 the Company’s shares began trading on the NYSE.

See Note 6 “Common Shares” for further discussion relating to the Company’s Conversion and IPO.

Eagle Point Credit Management LLC (the “Adviser”) is the investment adviser of the Company and the Private Fund, and manages the investments of the Company under the supervision of the Company’s Board of Directors. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Effective June 6, 2014, Eagle Point Administration LLC, an affiliate of the Adviser, became the administrator of the Company (the “Administrator”).

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” which are collateralized by a diverse portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company may also invest in other securities and instruments related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including, among other investments, senior debt tranches of CLOs and loan accumulation facilities. In connection with the acquisition of newly issued CLO equity, the Company may from time to time receive fee rebates from the CLO issuer. The Company’s interests in fee rebates may be held in the name of Eagle Point Credit Company Sub LLC, a wholly-owned subsidiary of the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Eagle Point Credit Company Sub LLC. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies (“ASC 946”). Items included in the consolidated financial statements are measured and presented in United States dollars.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Fair Value of Financial Instruments

Assets and liabilities, which qualify as financial instruments under FASB ASC Topic 825, are carried at fair value or contractual amounts approximating fair value.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the Company’s consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, the Adviser estimates the fair value of the Company’s investments in accordance with the Company’s valuation policies. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected on the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e. the exit price). The Company’s fair valuation process is reviewed and approved by the Company’s Board of Directors.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I — Quoted prices (unadjusted) are available in active markets for identical investments the Company has the ability to access as of the reporting date.
•	Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I.
•	Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input, significant to that fair value measurement. The

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Investments for which observable market prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing the investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability).

Investments are valued at least monthly taking into account information available as of the reporting date. Valuations are approved by the Company’s Board of Directors.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing its CLO debt, CLO equity and loan accumulation facility investments, the Adviser considers a variety of relevant factors including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of each CLO including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party data in the market and prevailing general market assumptions and conventions as well as those of the Adviser.

Investment Income Recognition

Interest income from debt positions in CLO investment vehicles is recorded on the accrual basis to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized on the effective interest method.

Interest income from investments in CLO equity is recorded based upon an estimate of effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its CLO equity investments and effective yield is determined and updated as needed.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed Federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held at December 31, 2014.

Income and Expense Recognition

Interest income is recognized on the accrual basis of accounting using the effective interest method. Other income may include the Company’s share of income under the terms of Class M notes and participation agreements and is recognized on the accrual basis. Expenses are recorded on the accrual basis.

Organization Costs

The Adviser has paid all of the Company’s organization expenses.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums.

Federal and Other Taxes

For the period June 6, 2014 through October 5, 2014, the Company was organized as a Delaware Limited Liability Company, a wholly owned subsidiary of the Member which, in turn, was a subsidiary of the Private Fund. The Private Fund is a master fund in a master feeder structure and has three feeder funds which invest substantially all of their assets in the Private Fund. Under the laws of the Cayman Islands, the Private Fund is generally not subject to income taxes. The Private Fund files a tax return in the US federal jurisdiction. No provisions for income taxes has been made in the Financial Statements as the partners are individually responsible for reporting their allocable share of income, expense, gain or loss for U.S. income tax purposes.

For the period October 6, 2014 through December 31, 2014, the Company intends to comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore no federal income or excise tax provision is required. The Company has adopted November 30 as its fiscal tax year end. The company intends to file federal income and excise returns as well as applicable state jurisdictions. The statute of limitations on the Company’s tax return filings generally remain open for three years.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among the components of net assets in the financial statements to reflect their tax character. During the period ended December 31, 2014 there were no reclassifications made among the components of net assets. As of November 30, 2014, the estimated components of distributable earnings, on a tax basis, are as follows:

Distributable ordinary income	$928,533
Capital loss carryforward (1)	$(46,084)
Unrealized appreciation (depreciation) on investments	$2,228,166

(1)	At tax period ended November 30, 2014, the fund had $34,304 of short-term capital losses and $11,780 of long-term capital losses which can be carried forward for an unlimited period.

Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from partnerships and passive foreign investment company investments. These amounts will be finalized before filing the federal tax return.

At December 31, 2014, the tax cost of investments for federal income tax purposes was $225,553,951. Accordingly, accumulated net unrealized depreciation on investments was ($8,563,980), consisting of $586,720 gross unrealized appreciation and ($9,150,700) gross unrealized depreciation.

Dividend and Distributions

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Dividends from net investment income, if any, are expected to be declared and paid quarterly. Dividends and distributions to shareholders are recorded

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

on the ex-dividend date and are automatically reinvested in full shares of the Company in accordance with the Company’s dividend reinvestment plan unless the shareholder has elected to receive them in cash.

Amounts required to be distributed reflect estimates made by the Company. Dividends paid by the Company are subject to re-characterization for U.S. tax purposes.

3. INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2014.

Fair Value Measurement

	Level I	Level II	Level III	Total
CLO Debt	$—	$—	$2,963,185	$2,963,185
CLO Equity	—	—	184,026,786	184,026,786
Loan Accumulation Facilities	—	—	30,000,000	30,000,000
Total Investments at Fair Value	$—	$—	$216,989,971	$216,989,971

The changes in investments classified as Level III are as follows for the period from June 6, 2014 (commencement of operations) through December 31, 2014:

Change in Investments Classified as Level III

	CLO Debt	CLO Equity	Loan Accumulation Facilities	Total
Beginning Balance at June 6, 2014	$—	$—	$—	$—
Contributed Portfolio(1)	6,632,450	83,219,961	59,074,155	148,926,566
Purchase of investments	61,023,945	116,755,740	42,143,877	219,923,562
Sale of investments	(64,728,658)	(9,487,500)	(70,495,960)	(144,712,118)
Net realized and unrealized gains (losses)	35,448	(6,461,415)	(722,072)	(7,148,039)
Balance as of December 31, 2014	$2,963,185	$184,026,786	$30,000,000	$216,989,971
Change in unrealized depreciation on investments still held at December 31, 2014	$(65,646)	$(2,540,964)	$—	$(2,606,609)

(1)	See Note 5 “Members Equity” for further discussion on contributed portfolio at June 6, 2014.

The net realized gains and losses recorded for Level III investments are reported in “realized gain or (loss) on investments,” while changes in unrealized gains and losses are reported in “net change in unrealized appreciation or (depreciation) of investments” in the Statement of Operations.

The change in unrealized depreciation on positions still held at December 31, 2014 was $(2,606,609).

Valuation of CLO Subordinated Notes:

The Adviser gathers price indications from dealers, if available, as part of its valuation process to estimate fair value of each CLO subordinated note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014

3. INVESTMENTS  – (continued)

In addition, the Adviser utilizes a third party valuation process to estimate the fair value of each CLO subordinated note investment. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of December 31, 2014. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board of Directors. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements.

CLO Equity	$184,026,786	Discounted	Constant Default Rate	0.00% - 2.00%
		Cash Flows	Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.40% - 3.95%
			Reinvestment Price	99.50%
			Reinvestment Floor	0.00% - 1.00%
			Recovery Rate	70.00%
			Discount Rate to Maturity	10.50% - 14.90%

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher or lower fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

Valuation of CLO Secured Notes:

The Company’s CLO debt has been valued using unadjusted indicative broker dealer quotes. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments at December 31, 2014.

Valuation of Loan Accumulation Facilities:

Loan accumulation facilities are typically medium term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains reported by the trustee. In all other situations, the fair value of the CLO loan accumulation facility is based on the market value of the underlying loans plus accrued interest.

Investment Risk Factors and Concentration of Investments

Market Risk.  Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the effect on the Company cannot be predicted.

Concentration Risk.  The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified”

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014

3. INVESTMENTS  – (continued)

fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk.  The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs.  The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs we may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

Risks of Investing in Loan Accumulation Facilities.  The Company invests in loan accumulation facilities to acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014

3. INVESTMENTS  – (continued)

Interest Rate Risk.  The fair value of certain of the Company’s investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO, which could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk.  An increase in LIBOR will increase the financing costs of CLOs. Since many of the senior secured loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the average LIBOR floor rate of such senior secured loans) resulting in smaller distribution payments to the equity investors in these CLOs.

LIBOR Risk.  The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into potential manipulation of LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies whom set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance there will not be additional admissions or findings of rate-setting manipulation or manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed administration of LIBOR on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

Historically Low Interest Rate Environment.  As of the date of these consolidated financial statements, interest rates in the United States are at, or near, historic lows, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives the effect of which is impossible to predict with certainty.

The Company may incur, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Company’s Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such borrowings do not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Moreover, CLOs by their very nature are leveraged vehicles.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014

3. INVESTMENTS  – (continued)

Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s NAV. Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk.  The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (9 – 13 times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company intends to initially target generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company will generally pay a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO.

Credit Risk.  If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

4. RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee and an incentive fee, effective October 7, 2014, the date in which the Registration Statement of the Company was declared effective by the SEC.

The management fee is calculated and payable quarterly in arrears at an annual rate equal to 1.75% of the Company’s Total Equity Base. “Total Equity Base” means the net asset value attributable to the Common Stock and the paid-in or stated capital of the Company’s preferred stock, if any. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged a management fee of $1,075,714 for the period, all of which was payable as of December 31, 2014.

The Incentive Fee is calculated and payable quarterly in arrears based on the Pre-Incentive Fee Net Investment Income of the Company for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014

4. RELATED PARTY TRANSACTIONS  – (continued)

(including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains or realized or unrealized losses.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 2.00% per quarter (8.00% annualized). The Company pays the Adviser an Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed 2.00%; (2) 100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, exceeding the hurdle rate but less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, exceeding 2.50% in any calendar quarter. The company did not incur any incentive fee as of December 31, 2014.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliated entity. Subject to the supervision and the overall control of the Board of Directors of the Company, the Administrator shall act as administrator of the Company, and furnish, or arrange for others to furnish, the administrative services, personnel and facilities necessary for the operation of the Company. The Company will reimburse the Administrator for the costs and expenses incurred in performing its obligations under the Administration Agreement. The Administrator has delegated to SS&C Technologies Inc. (“SS&C”) certain administrative and clerical services to perform on behalf of the Company.

For the period from October 6, 2014 to December 31, 2014, the Company was charged a total of $64,655 in administration fees consisting of $26,644 and $38,011 from the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and of which $20,076 was payable at December 31, 2014.

Affiliated Ownership

Certain directors, officers and other related parties, including members of the Company’s management, hold 64% of the common stock of the Company at December 31, 2014.

Exemptive Relief

On July 10, 2014, the Company filed an application with the SEC for an exemptive order under certain provisions of the Investment Company Act of 1940 to permit the Company to engage in certain co-investment transactions with certain other investment vehicles managed by the Adviser. Subsequently, the Company amended its application with the SEC on November 20, 2014 and January 30, 2015 in response to comments from the SEC staff. On February 18, 2015 the SEC posted notice of ECC’s application subject to a 25 day notice period.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014

5. MEMBER’S EQUITY

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly owned subsidiary of the Member, which in turn was a wholly owned subsidiary of the Private Fund. As of October 5, 2014 the Company had 2,500,000 units issued and outstanding all of which were held by the Member.

On June 6, 2014, the Member contributed $155,301,542 to the Company, consisting of cash of $6,374,976 and securities with a fair value of $148,926,566 (cost basis of $143,825,556) as detailed in the following table:

Contributed Portfolio

	Cost at June 6, 2014	Fair Value at June 6, 2014
CLO Debt	$6,586,030	$6,632,450
CLO Equity	79,864,526	83,219,961
Loan Accumulation Facilities	57,375,000	59,074,155
Total	$143,825,556	$148,926,566

The contribution price represents fair value of the securities as determined in accordance with U.S. GAAP as of the contribution date and as approved by the Company’s Audit Committee and Board of Directors.

6. COMMON SHARES

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation. At the time of the Conversion, the sole member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. and was issued an aggregate of 8,656,057 shares of common equity, par value $0.001 per share, which was distributed to the Adviser’s Senior Investment Team and Trident V Funds, an affiliate of the Adviser, as a redemption in kind from the Private Fund.

On October 7, 2014, the Company priced its IPO and sold an additional 5,155,301 shares of its common equity at a public offering price of $20.00 per share. The Company raised gross proceeds of $103,106,020. The Company paid $1,000,000 or $0.07 per share in offering costs associated with the successful listing. This cost was borne by all common stockholders of the Company as a charge to shareholder’s equity. The Company has used the net proceeds from the Offering to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

On October 8, 2014, the Company’s shares began trading on the New York Stock Exchange under the symbol “ECC”.

In connection with the IPO, the Company granted the underwriters a 45 day option to purchase up to an additional 773,295 of common equity to cover any overallotments, which was not exercised.

As of December 31, 2014, the Company’s components of capital include $173,338,066 of contributed Member’s Equity from conversion of the limited liability company to the corporation. This includes paid-in capital of $168,042,084 and unrealized appreciation of $5,295,982 and the amount of initial public offering proceeds (net of offering costs) received in the amount of $102,106,020 as presented on the Consolidated Statement of Assets and Liabilities. At December 31, 2014 there are 100,000,000 shares of common stock authorized, of which 13,811,358 are issued and outstanding.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014

7. COMMITMENTS AND CONTINGENCIES

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

As of December 31, 2014 the Company had no unfunded commitments.

8. SUBSEQUENT EVENTS

The Company has recorded a distribution payable of $7,596,246 at December 31, 2014 for dividends declared as of December 31, 2014 which were paid to shareholders on January 26, 2015.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the Company’s consolidated financial statements and related Notes through this date.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
FINANCIAL HIGHLIGHTS
DECEMBER 31, 2014

Financial highlights for the period from June 6, 2014 (commencement of operations) through October 5, 2014 for the Member are as follows:

Per Unit Data	For the period from June 6, 2014 (commencement of operations) to October 5, 2014
Net asset value beginning of period	$62.12
Net investment income	3.10
Net realized and unrealized capital gain (loss) on investments	0.56
Total from investment operations	3.66
Adjustment for additional cash contribution	3.56
Net asset value, at end of period	$69.34
Total return(1)	5.89%
Ratios:
Ratio of net investment income to average net assets(1)	4.74%
Ratio of expenses to average net assets(1)	0.00%
Portfolio turnover rate(2)	52.07%

(1)	Total return and ratios for the period from June 6, 2014 to October 5, 2014 were not annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 to October 5, 2014, divided by the average fair value of the investments for the same period.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARY
FINANCIAL HIGHLIGHTS
DECEMBER 31, 2014

Financial highlights for the period from October 6, 2014 to December 31, 2014 for the Company are as follows:

Per Share Data	For the period from October 6 to December 31, 2014
Net asset value, beginning of period	$20.00
Offering costs associated with the Company's Initial Public Offering(3)	(0.07)
Net asset value, beginning of period net of offering costs	19.93
Net investment income	0.32
Net realized and unrealized capital gain (loss) on investments	(0.62)
Total from investment operations	(0.30)
Distributions from net investment income	(0.31)
Distributions from tax return of capital	(0.24)
Total distributions	(0.55)
Net asset value at end of period	$19.08
Per share market value at beginning of period	$19.93
Per share market value at end of period	$20.10
Total return(1)	0.85%
Shares outstanding at end of period	13,811,358
Ratios
Ratio of net investment income to average net assets(1)	6.84%
Ratio of expenses to average net assets(1)	2.13%
Portfolio turnover rate(2)	37.11%

(1)	Total return for the period from October 6, 2014 to December 31, 2014 is not annualized. Ratios for the period from October 6, 2014 to December 31, 2014 are annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from October 6, 2014 to December 31, 2014, divided by the average fair value of the investments for the same period.
(3)	See Note 6 “Common Shares” within accompanying notes to consolidated financial statements.

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1. Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2.	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3.	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG.	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2. Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issuer Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC. and C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C:	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D:	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
N.R.:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1:	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2:	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3:	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.
C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D:	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.

A brief description of the applicable Fitch, Inc. (Fitch) rating symbols and their meanings (as published by Fitch) follows:

Long-Term Credit Ratings
Investment Grade

AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A:	High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC.’

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91% – 100% of current principal and related interest.
RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71% – 90% of current principal and related interest.
RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51% – 70% of current principal and related interest.
RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31% – 50% of current principal and related interest.
RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11% – 30% of current principal and related interest.
RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0% – 10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:	High short-term default risk. Default is a real possibility.
RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D:	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

$

Eagle Point Credit Company Inc.

    % Notes due 2020

PRELIMINARY PROSPECTUS
           , 2015

Incapital

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements:

The following financial statements of Eagle Point Credit Company Inc. (the “Registrant”) are included in Part A of the Registration Statement:

Consolidated Statement of Net Assets and Liabilities as of March 31, 2015 (unaudited)	F-2
Consolidated Schedule of Investments as of March 31, 2015 (unaudited)	F-3
Consolidated Statement of Operations for the period from January 1, 2015 to March 31, 2015 (unaudited)	F-4
Consolidated Statement of Changes in Net Assets for the period from January 1, 2015 to March 31, 2015 (unaudited)	F-5
Consolidated Statement of Cash Flows for the period from January 1, 2015 to March 31, 2015 (unaudited)	F-6
Notes to Consolidated Financial Statements (unaudited)	F-7
Financial Highlights as of March 31, 2015 (unaudited)	F-19
Report of Independent Registered Public Accounting Firm	F-21
Consolidated Statement of Assets and Liabilities as of December 31, 2014	F-22
Consolidated Schedule of Investments as of December 31, 2014	F-23
Consolidated Statement of Operations for the period from June 6, 2014 (commencement of operations) to October 5, 2014 and from October 6, 2014 to December 31, 2014	F-25
Consolidated Statement of Member’s Equity for the period from June 6, 2014 (commencement of operations) to October 5, 2014	F-26
Consolidated Statement of Changes in Net Assets for the period from October 6, 2014 to December 31, 2014	F-27
Consolidated Statement of Cash Flows for the period from June 6, 2014 (commencement of operations) to October 5, 2014 and from October 6, 2014 to December 31, 2014	F-28
Notes to Consolidated Financial Statements	F-29
Financial Highlights as of December 31, 2014	F-42

2. Exhibits:

(a)(1)	Form of Certification of Incorporation(3)
(a)(2)	Certificate of Designation for the 7.75% Series A Term Preferred Stock due 2022(6)
(b)	Form of Amended and Restated Bylaws(5)
(c)	Not applicable
(d)(1)	Form of Indenture between the Registrant and American Stock Transfer & Trust Company, LLC, trustee
(d)(2)	Form of First Supplemental Indenture between the Registrant and American Stock Transfer & Trust Company, LLC
(d)(3)	Form of % Notes due 2020 (included as part of Exhibit (d)(2))
(d)(4)	Form T-1 Statement of Eligibility of American Stock Transfer & Trust Company, LLC, as trustee, with respect to the Form of Indenture
(e)	Dividend Reinvestment Plan(3)
(f)	Not applicable
(g)	Form of Investment Advisory Agreement by and between the Registrant and Eagle Point Credit Management LLC(1)

(h)(1)	Form of Underwriting Agreement
(h)(2)	Master Agreement among Underwriters(4)
(i)	Not applicable
(j)	Form of Custodian Agreement(1)
(k)(1)	Form of Administration Agreement by and between the Registrant and Eagle Point Administration LLC(1)
(k)(2)	Form of License Agreement between the Registrant and Eagle Point Credit Management LLC(2)
(k)(3)	Form of Transfer Agency and Registrar Services Agreement between the Registrant and American Stock Transfer & Trust Company, LLC(3)
(k)(4)	Services Agreement, dated November 1, 2014 by and among SS&C Technologies, Inc., the Registrant, Eagle Point Administration LLC and Eagle Point Credit Management LLC(6)
(l)	Opinion and Consent of Counsel
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of the Registrant(2)
(r)(2)	Code of Ethics of Eagle Point Credit Management LLC(3)

(1)	Previously filed on June 6, 2014 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-196590 and 811-22974) and incorporated by reference herein.
(2)	Previously filed on July 7, 2014 with Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-196590 and 811-22974) and incorporated by reference herein.
(3)	Previously filed on September 30, 2014 with Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-196590 and 811-22974) and incorporated by reference herein.
(4)	Previously filed on October 6, 2014 with Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-196590 and 811-22974) and incorporated by reference herein.
(5)	Previously filed on March 20, 2015 with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-202914 and 811-22974) and incorporated by reference herein.
(6)	Previously filed on May 11, 2015 with Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-202914 and 811-22974) and incorporated by reference herein.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$
FINRA filing fee	$
Rating agency fees		$30,000
Printing and postage		$50,000
Legal fees and expenses		$200,000
Accounting fees and expenses		$40,000
Miscellaneous		$10,000
Total	$

Note: Except for the SEC registration fee, the rating agency fee and the FINRA filing fee, all listed amounts are estimates.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Eagle Point Credit Company Sub LLC, a Delaware limited liability company, is a wholly owned subsidiary of the Registrant and was included in the Registrant’s consolidated financial statements as of December 31, 2014 and March 31, 2015.

Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company, is a wholly owned subsidiary of the Registrant and was included in the Registrant’s consolidated financial statements as of March 31, 2015.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of each class of the Registrant’s securities as of June 30, 2015:

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	8
Preferred stock, par value $0.001 per share	1
% Notes due 2020	0

ITEM 30. INDEMNIFICATION

Directors and Officers

As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws provide that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Eagle Point Credit Management LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an Adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Eagle Point Administration LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Eagle Point Administration LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its officers and directors. The indemnification agreements are intended to provide the Registrant’s officers and directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer (other than Nauman S. Malik) of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management” and “The Adviser and the Administrator.” Mr. Malik joined the Adviser in June 2015 as General Counsel. Mr. Malik was previously an associate at Dechert LLP. Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-77721), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, CT 06830;
(2)	the Transfer Agent and Trustee, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;
(3)	the Custodian, Deutsche Bank Trust Company Americas, 1761 East St. Andrews Place, Santa Ana, CA 92705; and
(4)	the Adviser, Eagle Point Credit Management LLC, 20 Horseneck Lane, Greenwich, CT 06830.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

(1)	Not applicable.
(2)	Not applicable.
(3)	Not applicable.
(4)	Not applicable.
(5)	Registrant undertakes that:
(a)	for purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective; and
(b)	for purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this pre-effective amendment no. 2 to the Registrant’s Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Greenwich, in the State of Connecticut, on the 11th day of August, 2015.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski Name: Thomas P. Majewski Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this pre-effective amendment no. 2 to the Registrant’s Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Thomas P. Majewski Thomas P. Majewski	Chief Executive Officer and Director (Principal Executive Officer)	August 11, 2015
/s/ Kenneth P. Onorio Kenneth P. Onorio	Chief Financial Officer (Principal Financial and Accounting Officer)	August 11, 2015
* James R. Matthews	Chairman of the Board of Directors	August 11, 2015
* Scott W. Appleby	Director	August 11, 2015
* Kevin F. McDonald	Director	August 11, 2015
* Paul E. Tramontano	Director	August 11, 2015
* Jeffrey L. Weiss	Director	August 11, 2015
*By: /s/ Thomas P. Majewski Name: Thomas P. Majewski Title: Attorney-in-fact